                                                         ANNUAL REPORT

                                                       December 31, 2000

                                AMERICAN ODYSSEY
--------------------------------------------------------------------------------

Global High-Yield Bond Fund

International Equity Fund

Emerging Opportunities Fund

Core Equity Fund

Long-Term Bond Fund

Intermediate-Term Bond Fund


                                                [AMERICAN ODYSSEY(R) FUNDS LOGO]

Dear American Odyssey Funds Shareholders:

The millennium began with fears, and remained that way for much of the year 2000. First it was fear of Y2K, and the effect that it might have on our lives. As Y2K fears subsided, financial markets focused their fear on inflation. This fear was realized in May, as interest rates were raised by 50 basis points. Inflation fears subsided almost immediately, as investors sought out a new fear... recession.

Mid-year fears of an economic slowdown were realized late in 2000, and earnings shortfalls by major large cap technology companies caused equity markets to accelerate their slide. The tech-heavy NASDAQ posted 3 consecutive quarters of negative returns in 2000, and finished the year lower by almost 40%. The very same fear would see investors breathe life into long shunned value oriented investments, as investors believed that lower priced, Old Economy businesses would fare better during an economic slowdown. Value, having outperformed growth in the 3rd quarter of 2000, reversed a trend in which growth outperformed value in 9 out of the prior 10 quarters. The S&P 500 shed over 9% of its value in 2000, and the broadest measure of domestic equity markets, the Wilshire 5000, shed over 10%.

Long term bonds were the primary beneficiary of the deteriorating economic fundamentals that intensified investors' recessionary fears in the 4th quarter of 2000. Bond investors exited riskier high yield bonds, and sought out the safety of investment grade bonds, adding to the performance of high quality bonds.

International markets followed suit with international equity markets giving back much of the prior year's gains, and international bond markets reacted much like the domestic bond market and performed well on lower anticipated interest rates.

The American Odyssey International Equity Fund closed out the year 2000 in negative territory. Posting a 12 month return of (8.03)%, the fund compared quite favorably versus its benchmark, the MSCI EAFE (which lost (13.96)%), outperforming by 593 basis points. The Emerging Opportunities Fund posted strong returns both on an absolute basis, returning 10.08%, and when compared to its benchmark, the Russell 2500 (which was up 4.26%), outperforming by 582 basis points. The Core Equity Fund lagged its benchmark, posting a 12 month return of (14.96)%, underperforming the S&P 500's return of (9.10)% by 586 basis points. The Long-Term Bond Fund posted the largest absolute return of all of the American Odyssey Funds, returning 12.35%, surpassing its benchmark the Salomon Core+5 (which was up 12.25%), by 10 basis points. The Intermediate-Term Bond Fund posted a return of 6.58%, though trailing the Lehman Brothers Intermediate Term Bond Index (which was up 10.12%), by 354 basis points. The Global High-Yield Bond Fund lost 3.84% during 2000, and trailed its hybrid benchmark, 75% CS First Boston High Yield and 25% JP Morgan EMB Plus, which lost (1.05)%, by 279 basis points.

Assets under management declined slightly, ending the year with $1.67 billion in retirement assets for over 127,000 participants.

As capital markets become increasingly volatile and dynamic, American Odyssey Funds Management LLC remains committed to addressing these challenges, and uncovering opportunities that produce world class performance.

                                     Very truly yours,

                                     ROBERT C. DUGHI
                                     Chairman of the Board and President
                                     American Odyssey Funds Management LLC

                  AMERICAN ODYSSEY GLOBAL HIGH-YIELD BOND FUND

       The American Odyssey Global High-Yield Bond Fund returned (3.84)% in the year ended December 31, 2000. The Fund's blended benchmark (75% CS First Boston Domestic + High Yield Index and 25% J.P. Morgan Emerging Markets Bond Index
Plus) returned (1.05)% in the same period.

       THE MARKETS: Unlike 1999, when U.S. high yield and emerging market debt
(EMD) solidly outperformed investment-grade debt securities, only EMD did so in 2000. High yield, by contrast, generated the lowest overall return of any subcategory within the broad fixed income universe.

       A combination of interrelated factors caused high yield to fall during most of the year. The most prominent were several increases in U.S. interest rates through mid-May; mounting evidence that the U.S. economy was slowing down more quickly than had been anticipated; and harsh selling in the stock market, to which the direction of the high yield market often is closely correlated. Falling demand for high yield was reflected in a much lower amount of new issues and investors' heavy withdrawal of assets from high yield mutual funds.

       Stocks' weakness was especially painful for high yield for two reasons:

       - The heaviest selling took place among telecommunications and technology stocks, whose valuations had far exceeded their business prospects. Telecom accounts for the biggest share of the high yield market of any industry sector.

       - Strength in the stock market had allowed companies (notably telecom companies) to use their own shares as a strong currency with which to attract acquisitions and pay for them. Lower share prices, therefore, meant that these companies could no longer rely on the stock market to help them grow by funding their aggressive acquisition strategies. Credit quality for many high yield issuers declined accordingly.

       EMD benefited both from the presence of positive news in leading countries and the absence of the kind of "contagion effect" from bad news that had hurt financial markets worldwide in much of 1997, 1998 and 1999.

       Among leading countries, the most important were Mexico and Russia. Mexico's macroeconomic environment was generally favorable, and investors took great encouragement from the smoothness with which its unprecedentedly democratic presidential election took place. For its part, Russia gained from higher oil prices, the Putin government's considerable progress in pushing for political and economic reforms, and the successful restructuring of Soviet-era debt.

       Other drivers of appreciation in EMD included a widespread improvement in sovereign fundamentals, and better market liquidity conditions after trading had tightened in the aftermath of the mid-1998 meltdown in global markets.

       PERFORMANCE: The Fund's high yield and emerging debt portions each underperformed their respective markets in 2000.

       In high yield, our weightings of industry sectors compared to those of the benchmark were less successful than we had anticipated. Our single biggest sector exposure was to telecommunications, which fared particularly badly. To a lesser extent, performance also suffered from our below-market allocations to utilities, home builders, lodging and health care. Our above-market exposure to the cable/media and gaming sectors contributed most positively to our high yield results.

       In emerging debt, we chose to take a fairly defensive stance for most of the year by maintaining higher-than-normal cash reserves. We did so based on emerging markets' vulnerability to global risk factors such as rising oil prices and the potential for higher interest rates, as well the political risk posed by national elections in key countries like Mexico. Unfortunately for performance, prices did not significantly start to reflect our concerns until October. Our more successful moves included both our avoidance of poor-performing markets like the Philippines, Turkey, Colombia and Peru during their weakest periods and our deployment of cash in the fourth quarter

       OUTLOOK: Looking ahead, we still have a mixed view on high yield, but have become somewhat more optimistic than previously. Although we expect investors to continue to shy away from risky assets like high yield, we also note other factors that are more favorable. Valuations are compelling, for example. The Federal Reserve has begun to cut interest rates, which should be good for bonds of all kinds. New issues of high yield debt are coming to market for the first time in weeks. And investors are starting to put cash into high yield funds instead of taking it out. The real catalyst for better high yield returns will be for activity in the stock market to meaningfully improve.

       We are more straightforwardly optimistic about emerging market debt, based on several things that, in our view, suggest further upside potential. These include the unusually high level of cash that investors are keeping on the sidelines; the fact that the biggest recent risks (i.e., Argentina and Turkey) have subsided; the Federal Reserve's policy on interest rates, which should reduce sovereign borrowing costs; and generally attractive valuations.

       STRATEGY: Our strategy for the Fund's high yield portion is unchanged. In other words, we are keeping average credit quality a bit higher than before; our main industry concentrations are in cable/media, gaming and energy; our exposure to the volatile telecommunications industry is at a market-neutral level; and we have raised our allocation to utilities.

       As for emerging markets, we have invested most available cash reserves. Our largest country positions are in Brazil, Argentina and Russia. On a regional level, we continue to overweight Eastern and Central Europe compared to the benchmark, we are maintaining a below-market stance in Latin America and we have a benchmark-neutral weighting in Asia. We also are avoiding countries whose economies are most vulnerable to slowing U.S. economic growth and falling oil prices (e.g., Mexico and Venezuela).

       ASSET ALLOCATION: The Fund's EMD exposure is slightly above the 25% level targeted by the benchmark. We remain comfortable with this and expect to keep it unchanged for the time being.

CREDIT SUISSE ASSET MANAGEMENT LLC
INVESTMENT SUBADVISOR TO THE AMERICAN ODYSSEY GLOBAL HIGH-YIELD BOND FUND

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
              IN THE AMERICAN ODYSSEY GLOBAL HIGH-YIELD BOND FUND,
                       CS FIRST BOSTON HIGH YIELD INDEX,
                          AND LBGC 1-5 YEAR BOND INDEX

[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

           GLOBAL HIGH YIELD BOND  FIRST BOSTON HIGH YIELD  LBGC 1-5 YR BOND INDEX
5/17/93                   $10,000                  $10,000                 $10,000
12/31/93                  $10,275                  $10,894                 $10,340
12/31/94                  $10,261                  $10,788                 $10,264
12/31/95                  $11,377                  $12,663                 $11,587
12/31/96                  $11,807                  $14,236                 $12,131
12/31/97                  $12,532                  $16,033                 $12,995
12/31/98*                 $12,062                  $16,126                 $13,988
12/31/99                  $13,355                  $16,655                 $14,281
12/31/00                  $12,826                  $15,572                 $15,555

Average Annual Total Return for the periods ended 12/31/00:
One Year: (3.84)%
Five Year: 2.43%
Since 5/17/93**: 3.34%

    Past performance is not predictive of future performance. Persons who invest in the Fund through a variable annuity contract should note this graph does not reflect separate account expenses deducted by the insurance company.

------------
     *Prior to May 1, 1998, the Global High-Yield Bond Fund was named the
      Short-Term Bond Fund and had a substantially different investment objective and investment program. In accordance with SEC requirements, the above chart shows the performance of two indices--both short-term bond and high-yield bond--during the entire period that the Fund has been in operation.
    **Fund's inception date.

CS FIRST BOSTON HIGH YIELD INDEX

       This is an unmanaged, trader priced index comprised of issues rated BB and below, constructed to mirror the performance of the public high yield market. All new and downgraded issues must have a minimum par value of $75 million.

LEHMAN BROTHERS GOVERNMENT/CORPORATE 1-5 YEAR BOND INDEX

       This Index is composed of all domestic bonds that are investment grade (rated Baa or higher by Moody's or BBB or higher by Standard & Poor's) which are between 1 and 5 years to maturity. Issues must have amounts outstanding in excess of $25 million. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Index is rebalanced monthly by market capitalization. The Indices do not have expenses and are not actual investments.

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
               AMERICAN ODYSSEY GLOBAL HIGH-YIELD BOND FUND, THE
              COMPOSITE OF CS FIRST BOSTON HIGH YIELD INDEX (75%)
             AND J.P. MORGAN EMERGING MARKETS BOND INDEX PLUS (25%)

[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]


          GLOBAL HIGH-YIELD  COMPOSITE INDEX
5/1/98              $10,000          $10,000
12/31/98             $9,445           $9,350
12/31/99            $10,457          $10,168
12/31/00            $10,044          $10,034

Average Annual Total Return for the periods ended 12/31/00:
One Year: (3.84)%
Since 5/1/98: 0.16%

    Past performance is not predictive of future performance. Persons who invest in the Fund through a variable annuity contract should note this graph does not reflect separate account expenses deducted by the insurance company.

       This graph shows performance of the Fund only since it became the Global High-Yield Bond Fund. A composite of two indices is used to reflect the Fund's policy of investing in U.S. high yield debt and emerging markets debt.

       The Global High-Yield Blended Index is comprised of 75% CS First Boston High-Yield Index and 25% J.P. Morgan EMBI+. The J.P. Morgan Emerging Markets Bond Index Plus is a capitalization weighted total return index that consists of external currency-denominated debt instruments of emerging markets. It includes Brady bonds, Eurobonds and local market instruments from 14 countries, each having a minimum outstanding value of $500 million.

                   AMERICAN ODYSSEY INTERNATIONAL EQUITY FUND

MARKET REVIEW

       The American Odyssey International Equity Fund returned (8.03)% for the year ended December 31, 2000. The MSCI EAFE Index returned (13.96)% for the same period.

       The first year of the new century will be remembered as an extremely difficult one for most global equity markets. Of the 22 countries that are represented in the MSCI World Index, just three recorded positive performance in US dollar terms. Indeed currency performance was one of the biggest stories of the year as the remarkable strength of the US dollar had a negative impact on the total return achieved by American investors in overseas markets. The year's best performing developed market as represented by MSCI indices was Switzerland, while New Zealand earned the dubious distinction as 2000's worst-performing market. On a sector basis, global technology and telecom stocks tended to account for the decline in indices.

       As was the case with the full year, the fourth quarter gave equity investors little to cheer about in terms of total return. Only nine developed markets had positive performance for the quarter. Of those, Switzerland, which is laden with pharmaceutical and financial stocks, led the way with the MSCI Switzerland Index posting a return of +14.94 for the three months, while Japan was the period's laggard with the local MSCI Index falling by 15.17%. Some analysts are now forecasting that Japan will lose its status as the second biggest market in the world and will be overtaken by the UK. Possible changes this year by both MSCI and FTSE in stock market index calculation methodology will not help Japan's cause.

       Europe was the only bright spot for investors over the quarter, assisted significantly by the euro's year-end rally. Major markets within the euro zone such as Italy, Germany and France all recorded positive performance during the period. Although the slowdown in demand in the US caused the European industrial sector to lose some momentum towards the end of the year, other economic data emanating from the euro zone continued to be positive. Consumer confidence has remained close to its highs as a result of lower unemployment, personal tax cuts in many European countries and a continued low level of interest rates.

       The UK market also posted a positive performance for the fourth quarter. Recent data from the UK suggests that its economy is now moving in tandem with the euro zone economy, rather that the US. Accordingly, commentators are now forecasting that any slowdown in the UK may be less than had been previously anticipated. In common with its European neighbors, the UK unemployment level has fallen and consumer confidence there has risen.

       The performance of the Japanese market was very poor during the period, as mentioned above. The Japanese economy is now showing all the signs of sliding towards a hard landing. The bulk of the recent data from Japan was below analysts' expectations. Although the labor market is showing signs of improving, nationwide department store sales were weaker than expected while total household spending was still in negative territory on an annualized basis. There is also evidence of some persistent price deflation. While the rest of Asia also posted negative numbers for the quarter, the aggregate return of the region was nowhere near as bad as Japan. Worries about global growth fed through to the regional stock markets. Many countries are still suffering from the debt hangover from the last cycle and are relying on exports to dig themselves out of their problems. If export growth falters significantly, this could seriously hinder the region's recovery.

PORTFOLIO REVIEW

       The major trends that drove the global equity markets during 2000 were broadly the same as those that impacted the fund's performance. As was the case with broader markets, the biggest contributors to the fund's negative returns for the year were telecom and technology stocks, while pharmaceutical, consumer staples and certain financial stocks added value. From a portfolio management perspective, the profit taking in technology, media and telecom stocks that we undertook in the early months of the year had a big impact on performance. The subsequent redeployment of those funds into stocks that did not participate in 1999's market runup was the key reason the fund outperformed the benchmark for the year.

       Telecommunication stocks again were the biggest detractors from performance during the fourth quarter, as overall negative sentiment regarding the sector weighed down the portfolio holdings. NTT DoCoMo disappointed over the quarter in performance terms, although the company made some encouraging strategic moves. It purchased 16% of AT&T Wireless during the quarter, bringing its total expenditure in pursuit of a global mobile telephone network to almost USD20 billion. In the short term, however, this impacted the stock because the company may have to raise equity early in 2001 to help pay for these acquisitions. Netherlands-quoted KPN's share price was hit over the quarter by concerns about the company in the aftermath of the third generation mobile phone license auctions in Europe. There was much commentary about the company's balance sheet strength, and KPN raised some capital during the quarter. Ericsson fell despite reporting third quarter earnings that were ahead of expectations. The company cut its operating margin forecast due to continued losses in its mobile handset division. This overshadowed very strong results on the networking side, where Ericsson is growing much faster than its main competitors.

       Japanese-quoted technology stocks in the Technological Innovation theme were also negative contributors to performance over the period. The macro factors of the poor performance of the Japanese market and the negativity surrounding the global technology sector combined to impair the performance of these stocks. Canon, which had been a relatively good performer for most of the year, succumbed in this environment. Sony announced earnings that were in line with expectations, but the earnings mix disappointed the market. The consumer electronics business produced good results but the games division appears to be losing more money than had been expected. Globally, semi-conductor stocks also continued to be under pressure during the fourth quarter. This impacted Rohm and Murata Manufacturing, where investors were concerned about an over supply of semi-conductors in light of a potential global economic slowdown.

       On a positive note, financial stocks registered good performances during the fourth quarter. Investors began to focus on these stocks given their relatively low ratings and their earnings prospects in the falling interest-rate environment. Stocks in the Growth in Personal Savings Product theme benefited from this move. ING reported quarter three income jumped 23%. The company also announced plans to sell the US unit of its investment banking division, ING Barings. The company is imposing stricter performance targets on its business units. Swiss-quoted UBS also announced better than expected quarter three figures driven by its investment banking division and a net increase in its assets under management.

       Stocks in the Global Financial Services Opportunities theme were another bright spot during the fourth quarter. UK-quoted Barclays Bank issued a trading statement in December that was very well received by the market. Barclays revealed that it expects cost savings from the Woolwich acquisition to be ahead of expectations. Sentiment about the general insurance industry has been improving as confidence is growing that insurance companies are regaining some pricing power. Additionally, the strong relative performance of bond markets was also positive for insurance companies. This in turn fed through to the re-insurance sector and portfolio holding Swiss Re was a key beneficiary of this trend.

       We continue to hedge a portion of the portfolio's exposure to the Japanese yen and this program added value during the fourth quarter.

OUTLOOK

       Much of last year's disappointing returns in international equities were due to the strength of the US dollar against other major currencies. We believe that further strength in the US dollar is unlikely in 2001. Indeed, if anything, we would expect some depreciation over the coming months and there has already been evidence of this early in 2001.

       Japan, Asia and the emerging markets produced the most disappointing returns during 2000, declining on average by almost 30%. The Japanese market has now retreated to where it traded in 1986. Disappointments about restructuring and economic growth were the major causes for the decline last year, and we find little evidence that this is likely to reverse in the near future. In fact, we are quite concerned about the earnings outlook for many Japanese companies in light of the forecast slowdown in global economic growth and the absence of meaningful restructuring. Trying to look at the glass as being half full rather than half empty, an argument could be made that a number of Japanese companies are now trading at close to book value, which should attract more merger and acquisition activity. Against this background, companies could once again focus on the significant restructuring opportunities that exist. However, the real key to this would be the willingness of management to execute these strategies. With certain notable exceptions the performance of Japanese management to date has been sadly lacking. The Japanese government too has not delivered on its restructuring promises and real financial reform in Japan has yet to take place.

       In line with what happened here in the US with the NASDAQ, during 2000 Europe witnessed a dramatic decline in share prices of stocks within the TMT sectors (technology, media and telecom), particularly the overvalued fixed-line telecom operators. For example, in local currency terms, Deutsche Telecom fell 69% from its high while France Telecom dropped 58% from its peak. These are rather dramatic examples, but they do help to illustrate the point that European equity markets have now reverted to more reasonable levels.

       On the economic front, the outlook in Europe appears to be better than that in the US. There is a reasonable prospect that growth could hold up better in Europe than in the US in the first half of 2001, as a result of more robust domestic demand. While Europe will be affected by economic changes in the US, it is somewhat more self-sufficient than other regions and would be likely to fare better than Asia would, if a US recession materializes. Consequently, we believe European investments in 2001 should offer attractive returns to the US dollar-denominated investor.

       The conundrum now facing global equity investors is how to resolve the two-way pull between worrying about earnings disappointments in light of a global economic slowdown and taking advantage of the opportunities created by a proactive Federal Reserve. Our view is that the Fed is likely to see off any US recession. This will mean that current price weakness among quality companies could well represent some wonderful buying opportunities.

       Nevertheless, stock markets are by no means cheap although the majority of the valuation excesses of the technology bubble have now been removed. Certain individual companies, which have been able to deliver superior earnings growth, continue to trade at relatively high multiples notwithstanding recent declines. It is quite possible that there could be further downward pressure on these stocks in the short term as investors start to price in the possibility of a US recession. Falling interest rates should stabilize the markets, although they are likely to remain volatile until there is greater clarity on the extent of the slowdown in profit growth.

       Defensive stocks performed strongly last year as fears of a global hard landing began to grow, however, if the rate cuts have the desired effect of avoiding recession, this trend could reverse. It is our view that the stocks that were the best performers in our portfolio last year such as the pharmaceuticals and consumer staples are unlikely to be the best performers in 2001 given their valuations and the current economic outlook. Consequently, we will be looking to increase our investments in areas such as technology and consumer cyclicals in order to take advantage of the current environment. One of the lessons of the last six months is that for the first time in a number of years investors are beginning to focus on fundamentals. Historically, this has been a background in which our style of investment has prospered.

BANK OF IRELAND ASSET MANAGEMENT (US) LIMITED
INVESTMENT SUBADVISOR TO THE AMERICAN ODYSSEY INTERNATIONAL EQUITY FUND

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
               IN THE AMERICAN ODYSSEY INTERNATIONAL EQUITY FUND
                              AND MSCI EAFE INDEX*

[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

          INTERNATIONAL EQUITY  MSCI EAFE
5/17/93                $10,000    $10,000
12/31/93               $12,077    $10,602
12/31/94               $11,234    $11,457
12/31/95               $13,368    $12,781
12/31/96               $16,290    $13,591
12/31/97               $17,125    $13,870
12/31/98               $19,670    $16,690
12/31/99               $26,072    $21,248
12/31/00               $23,815    $18,284

Average Annual Total Return for the periods ended 12/31/00:
One Year: (8.03)%
Five Year: 12.40%
Since 5/17/93**: 12.12%

    Past performance is not predictive of future performance. Persons who invest in the Fund through a variable annuity contract should note this graph does not reflect separate account expenses deducted by the insurance company.
    --------
     *South Africa-Free from 5/93 - 12/93
    **Fund's inception date

                    MORGAN STANLEY CAPITAL INTERNATIONAL --
                       EUROPE, AUSTRALIA, FAR EAST INDEX

       The arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of the following 20 countries:
Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The Index is calculated on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes. The Index does not have expenses and is not an actual investment.

                  AMERICAN ODYSSEY EMERGING OPPORTUNITIES FUND

       The American Odyssey Emerging Opportunities Fund returned 10.08% for the year ended December 31, 2000. The Russell 2500 Index returned 4.26% for the same period.

       The following commentary has been provided by CHARTWELL INVESTMENT PARTNERS, co-investment subadvisor to the American Odyssey Emerging Opportunities Fund. Chartwell Investment Partners managed 30% of the Fund as of December 31, 2000.

       The small cap segment of the market experienced a rally in the final month of 2000. However, the rally was not of sufficient strength to recoup the losses suffered through November. The final quarter of the year was very weak as evidenced by the performance of the small cap growth benchmark, Russell 2000 Growth Index, which declined 20.2% for the period. The NASDAQ's decline was even greater, falling 33%. For the year, the Russell 2000 Growth fell 22.4% and the NASDAQ, just under 40%. We are pleased to report that Chartwell's portion of the portfolio substantially outperformed both the Russell and the NASDAQ for the quarter and for the year 2000. However, our victory is bittersweet, given that our results were in negative territory.

       The market was simply not in a position to withstand the dramatic slowdown in economic activity and the corresponding decline in corporate earnings. The formidable one-two punch of six rate increases by the Federal Reserve, combined with a surge in oil/energy prices, proved too much for the domestic economy. As earnings expectations are reduced, stock prices are following in lock-step. As the markets have weakened, consumers have reacted by spending less, as evidenced by the dismal holiday season. We now find ourselves in the midst of a vicious cycle, where the likely solution is a significant and positive change in confidence. We, like many investors, were pleased when the Federal Reserve reduced the Fed Funds rate on January 3rd by 50 basis points. More cuts will likely follow and the market has already discounted a 25 basis point cut when the Fed's Open Market Committee (FOMC) meets in late January. Is this accommodation sufficient to get the economy and the market back on-track? Time will tell, however, we must remember that, historically, small caps have responded well to Fed rate cuts. When you analyze the last eleven periods when the Fed cut rates, small caps led the market in eight of these periods (73%), generating impressive average returns of over 30% in the twelve months following the first rate cut.

       As we look back on the fourth quarter 2000, the key to your portfolio's outperforming the benchmark was substantially better stock selection in the healthcare segment, where the average stock in your portfolio gained 5.9% as compared to a 15.5% loss for segments within the Russell 2000 Growth benchmark. Express Scripts, a pharmaceutical benefit management company returned 41.5% in the quarter. Oxford Health Plans, the largest HMO in the New York metropolitan area, returned 28.5%. Oxford is benefiting from an improved pricing environment and by their product diversification strategy.

       Technology was by far and away the weakest segment in the quarter. This segment is highly correlated to economic activity and as the slowdown took shape, these issues were first to fall. Remec, a provider of fixed and mobile wireless infrastructure components and equipment, was our worst performing issue in the quarter, falling over 60%. Investor opposition to Remec's acquisition of a Swedish-tech company was the primary reason for the decline. Ditech Communications, a provider of echo cancellation and optical equipment, was also very weak in the quarter, falling over 50%.

       As we look ahead into the new year, we believe that the economy will respond positively to the Fed's accommodative policy. Small caps and particularly the technology segment, have rebounded following a rate cut and barring an unforeseen, severe recession, 2001 will prove to be a better year. We will continue to opportunistically add to, or establish positions in high quality issues at very favorable valuations. As we have said in the past, the small cap market's volatility is not likely to abate. The ride will be bumpy, particularly in the upcoming earnings report season. However, patience will be rewarded.

       The following commentary has been provided by SG COWEN ASSET MANAGEMENT, co-investment subadvisor to the American Odyssey Emerging Opportunities Fund. SG Cowen Asset Management managed 37% of the Fund as of December 31, 2000.

       In 2000, for the second consecutive year, small caps outperformed large. After achieving a narrow outperformance in 1999's up year, small caps declined less than large caps in 2000. We believe small caps are quietly emerging as one of the most attractive investment areas in the U.S. stock market. Our disciplined approach, "The Search For Companies Poised For Growth" was amply rewarded by outperforming all benchmarks in both years and is well positioned for future gains as investors realize the power in small cap stocks.

       Our strategy is to seek companies that are selling at attractive valuations and then look for catalysts that can unlock these values and bring these companies to life. We look for these catalysts to be internally generated, but occasionally their discount to private market value leads to external acquisitions. Our company-specific analysis of business fundamentals directs capital flows of the portfolio thus leading to industry weightings.

       In 2000 both stock selection and industry weighting drove performance. Successful industry overweights included: energy, the best performing Russell 2000 industry group (+92%); health care, the second best performing group (+46%); defense, and property casualty insurance. Significant holdings whose private market values were recognized through acquisitions included Santa Fe Energy (+65%) acquired by Devon, Acuson Health Care (+70%) acquired by Siemens, and Litton Industries (+100%) acquired by Northrup Grumman. We had hypothesized that small cap companies selling below private market value would be attractive acquisition candidates as many large caps struggle to maintain their top line growth rates.

       That is happening. In addition, other special situations that positively impacted our performance included Healthsouth, which was among the top 20 performing stocks in the S&P 500 (+203%), Western Gas the best performing stock in the Russell 2000 utility group (+55%), and Mid Atlantic Medical (+138%).

UNDERPRICED CAPITAL LOOKING FOR THE NEW AMERICA

       This past year we were significantly underweighted in technology, the worst performing group (-40.4%). Our process starts with value, understanding that nothing destroys value more than underpriced capital. The Christopher Columbus pricing model accorded to technology stocks in recent years led to a flush of underpriced capital looking for the New America. Conversely, it was the lack of capital supplied to the U.S. oil and gas industry in the 1990's that is driving energy returns today. With technology's decline, our process now directs our analysis to these companies. Small cap tech stocks have declined more than large and now sport some statistically cheap valuations. However, the real value may not be in those cheapest by traditional value measures but in those companies that are "leading edge," have cash, unique products, and customers that will come to them.

SUPER BOWL 2001

       Besides the entertainment of the game itself, the winner of the Super Bowl used to correlate with the direction of the market for the rest of the year. Not only has that not worked lately, but watching the commercials from the Super Bowl 2000 became hazardous to one's investment portfolio. The average stock price decline of the publicly traded television advertisers in Super Bowl 2000 was over 70% (courtesy of Leuthold Group). Technology's decline will result in a return to more traditional advertising: beer, autos, and miscellaneous. While beer (defensive) or autos (a rebound on lower interest rates) will be interesting stocks in 2001, we have several promising companies in our portfolios that, if our analysis is correct and the companies execute their plan, we hope will be the antithesis of the performance of the advertisers from Super Bowl 2000. A partial listing of some of our stock candidates (and their respective industries) are as follows:

Calgon Carbon                 Water Purification
Beverly Enterprises           Nursing Homes
Genta                         Cancer Research
Cygnus                        Diabetic Monitoring
Lindsay                       Irrigation
Homestake Mining              Precious Metals
Agco                          Agricultural Equip.
Arch Coal                     Coal
USIX                          Outsource Software
Artisoft                      Wintel based PBX
Pennzoil                      Oil

       The Russell 2000 has outperformed the S&P 500 in each of the last two years. Many well-positioned small cap companies that sat on the sidelines the last half of the 1990's are now outperforming. Yet small caps continue to be cheap compared to large, at 0.7X relative price to cash flow (normalized 1.1X), 0.4X relative price to sales (normalized 0.6X), 0.6X relative price to book (0.9X normalized), and 16X earnings versus 26X for the S&P 500 and 90X for the Nasdaq. That said, a slower economy tends to limit small cap outperformance while an easier Federal Reserve policy is beneficial for small caps. We had a little of both in 2000; a slowing economy and anticipation of Fed easing. So with attractive valuations, a trend in place (small cap outperforms in waves, eight consecutive years after 1974, four years from 1990), limited new supply of stock, and a significant underweighting by investors, we believe small cap will continue to emerge as a powerful investment opportunity.

CONCLUSION

       The marketplace of the late 1990's embraced size and conformity over focus and special situations. You have helped us prove that flexibility, diversity, and points of view away from the main stream can lead to value added returns.

       The following commentary has been provided by STATE STREET GLOBAL ADVISORS ("SSgA"), co-investment subadvisor to the American Odyssey Emerging Opportunities Fund. State Street Global Advisors managed 33% of the Fund as of December 31, 2000, in an index style.

       The first few months of the past year were a continuation of 1999 as Y2K passed without any major problems and the U.S. economy continued to grow at a high level. This changed in March of 2000 due to rising interest rates, rising energy costs, falling corporate earnings and the resulting slowdown in economic growth. The price per barrel of oil ended the year at $26.80 up over 4% from the end of 1999, but the real story is that oil traded between $30 and $35 per barrel for most of 2000. Additionally, the price of natural gas soared 300% over the past year due to dwindling supplies of natural gas. High energy prices impact both the corporate and consumer sectors as it diverts income away from other purchases.

       Relative to larger cap stocks, small cap stocks held up fairly well in 2000. Small cap stocks are generally defined as stocks with a market capitalization of $1.5 billion or less. The Russell 2500 Index benchmark ended the year with a positive 4.26% return, outperforming the S&P 500 Index benchmark by 13.36% in 2000. Technology was the biggest negative contributor for the six months ending December 31, 2000. The weight of the technology sector in the index was 23.4% as of 12/29/00 and this sector posted a six month return of (36.32%). Issues that were the biggest negative contributors were Network Associates (-80.9%), Art Technology (-47.9%), Vertical Net (-79.2%) and PE
Corp -- Celera (-35.06%).

       The best performing sector for the six months ending 12/31/2000 was Utilities with a 35.60% total return. Low oil and natural gas supplies coupled with the cold weather in the Northeast boosted energy prices that benefited both the Energy and Utility sectors. Some of the notable names in the Utility sector are PP&L Resources (+94.6%), Xcel Energy Inc. (+36.4%), Kinder Morgan (+60.3%). The next best performing sector was Financials with a 29.31% over the past six months. Financials were boosted from the prospect of the Fed potentially lowering interest rates in 2001. The largest contributors were Ambac (+74.1%), Neuberger Berman (+131.7%), Countrywide Credit (+64.1%) and Greenpoint Financial (+98.5%).

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
              IN THE AMERICAN ODYSSEY EMERGING OPPORTUNITIES FUND
                             AND RUSSELL 2500 INDEX

[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

          EMERGING OPPORTUNITIES  RUSSELL 2500
5/17/93                  $10,000       $10,000
12/31/93                 $10,963       $11,013
12/31/94                 $12,024       $10,895
12/31/95                 $15,899       $14,350
12/31/96                 $15,391       $17,078
12/31/97                 $16,434       $21,239
12/31/98                 $15,019       $21,323
12/31/99                 $20,524       $26,473
12/31/00                 $22,593       $27,601

Average Annual Total Return for the periods ended 12/31/00:
One Year: 10.08%
Five Year: 7.28%
Since 5/17/93*: 11.35%

    Past performance is not predictive of future performance. Persons who invest in the Fund through a variable annuity contract should note this graph does not reflect separate account expenses deducted by the insurance company.
    --------
    *Fund's inception date

                             RUSSELL 2500(R) INDEX

       The 2,500 smallest capitalization securities in the Russell 3000 Index, representing approximately 7% of the Russell 3000 total market capitalization. The Index is reconstituted annually in June, based upon the May 31 market capitalization rankings. The Index is calculated on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes. The Index does not have expenses and is not an actual investment.

                       AMERICAN ODYSSEY CORE EQUITY FUND

       The American Odyssey Core Equity Fund returned (14.96%) for the year ended December 31, 2000. The S&P 500 Index returned (9.10%) for the same period.

       The following commentary has been provided by PUTNAM INVESTMENT MANAGEMENT, INC., co-investment subadvisor to the American Odyssey Core Equity Fund. Putnam Investment Management, Inc. managed 28% of the Fund as of December 31, 2000.

MAJOR MARKET DEVELOPMENTS

       The U.S. economy showed signs of slowing during the beginning of the period, which quickly turned into a rapid deceleration during the final three months of the year, causing a chain of events that reverberated throughout the equity markets.

       A number of companies pre-announced negative earnings surprises during the period due to unfavorable currency translation effects and an increasingly difficult economic environment (stemming from higher energy costs and the effects of Fed rate hikes over the past 18 months). The result was suddenly restrained corporate profit growth, as illustrated by a revision in consensus-estimated Q4 earnings growth for the S&P 500 from 16% (as late as Oct. 1) to 8% by the first week in December.

       The dramatic repricing of growth stocks lasted throughout the fourth quarter as the Russell 1000 Growth Index lost 21.4%, its worst quarterly loss since its inception in 1971. This loss arrived on the heels of a third-quarter loss of 5.4%. The Nasdaq Composite plummeted 32.7% during the quarter -- its worst quarterly loss ever -- continuing the slide that began in the second quarter, largely due to losses in technology stocks. The Nasdaq ended the year down 39%, the third-worst showing of any major index in market history.

PERFORMANCE HIGHLIGHTS

       Strong relative stock selection in the technology sector compensated for lagging returns among selected consumer staples and health care stocks, where underweight exposure to the pharmaceutical industry detracted from returns.

       The portfolio also benefited from overweight exposure to the financial and energy sectors that offset the negative affect of underweight exposure to consumer cyclicals and overweight exposure to communication services -- the worst performing sector during the period.

OUTLOOK AND STRATEGY

       The U.S. equity market remains extremely volatile. We anticipate additional earnings disappointments, especially in those stocks that are leveraged to the consumer. It is clear that the Fed will, in the light of the plunging economy, reverse its previous tightening stance. We expect several rate cuts over the first half of 2001.

       High energy prices will continue to act as a tax on the economy, reducing consumers' disposable income and adding pressure to corporate profit margins. A forecasted colder-than-average winter will exacerbate the effect of higher oil and natural gas prices on local economies and on consumer spending.

       We expect growing unemployment and business failures -- especially in the dot-com universe. As a result, consumer confidence will continue to erode, creating a difficult environment for retailers.

       We believe that the current environment, marked by a high degree of economic uncertainty, will continue to place pressure on rapidly expanding, high-quality growth companies. While we do not expect this condition to persist over the long term, we have taken steps to concentrate on growth companies with proven track records of expanding profits even in an unsettled economic environment.

       The following commentary has been provided by WELLINGTON MANAGEMENT COMPANY, LLC, co-investment subadvisor to the American Odyssey Core Equity Fund. Wellington Management Company, LLC managed 38% of the Fund as of December 31, 2000.

US MARKET REVIEW

       If 1999 was the year of technology, telecommunications, and media, 2000 was the year of electric utilities, healthcare, financials and energy. With an unfriendly Fed worried about an overheated economy and rising inflation in the first half of the year, and worried investors scrambling to get out of Internet related stocks during the second half of the year, it was difficult for the market to make much headway over the past twelve months. Indeed, the S&P 500 (9%) had its worst year since 1977 and NASDAQ (39%) had its worst year since it was established in 1971. The good news, however, was that many sectors within the S&P 500 performed quite well over the course of 2000 and that the bursting of the technology bubble, while difficult to endure, should set the stage for healthier, more balanced growth going forward. A central characteristic of the ongoing bull market over the last 18 years has been the correction of valuation excesses without major damage to all sectors at the same time. Strong sectors in 2000 were electric utilities, healthcare, energy, financial services, food, beverages, and tobacco. These are all groups that perform well during periods of uncertainty and economic weakness. Weak sectors included technology, telecommunications, media, retail, autos, and basic materials. Technology had been viewed as relatively immune to economic cycles, but many companies reported disappointing sales and earnings as a result of what may have been over ordering in advance of Y2K and a perception that companies had to participate in the Internet craze no matter what the cost.

       During 2000, large caps underperformed mid and small caps and value outperformed growth. The Russell 1000 Growth index fell (23%), for the year, while value stocks propelled the Russell 1000 Value index to a 7% return. Mid-cap stocks bucked the overall trend, gaining a remarkable 18%, as measured by the S&P Mid Cap 400. Small-cap stocks, as represented by the Russell 2000 index fell (3%) during the year.

       Wellington Management Company, LLP's portion of the American Odyssey Core Equity Fund uses fundamental, or "bottom-up," security analysis to focus on stock selection within industries; industry weights are kept similar to those of the Russell 1000 Index. The Fund consists of multiple sub-portfolios, each actively managed by one of Wellington Management's global industry analysts. During the period, the fund benefited most from stock selection in the finance and energy sectors. In finance, Washington Mutual, Fannie Mae, Ambac Financial Group, Mercantile Bankshares, and Keycorp were among the strongest performers for the period. Within energy, the Fund benefited from holding Ultramar Diamond Shamrock, Suncor Energy, and Unocal. Conversely, negatively impacting returns were stock selection in the utilities and healthcare sectors and an overweight position in consumer staples. AT&T, Worldcom and electric utility companies Calpine and Montana Power Company were most detrimental to fund returns in the utility sector, while positions in Gilead Sciences and Mylan Laboratories led to underperformance in the heath care sector.

       *Wellington Management Company, LLP began managing a portion of the American Odyssey Core Equity Fund on September 30, 2000.

MARKET OUTLOOK

       While we remain cautious about certain sectors in the US economy, we believe the year 2000 was the beginning of a longer-term rally in US larger-capitalization value stocks. The severity of the slowdown in the US economy from the blistering 5-6% GDP growth of the last two years is catching many by surprise, including the Federal Reserve, which changed its stance in December from a focus on potential inflation to a focus on the threat of recession. Although the US economy will experience a moderation of spending on technology and other capital goods, a wary consumer, and increased unemployment, we do not believe that a recession is on the horizon and are bullish on the US equity market in 2001.

       The following commentary has been provided by STATE STREET GLOBAL ADVISORS -- ("SSgA"), co-investment subadvisor to the American Odyssey Core Equity Fund. State Street Global Advisors managed 34% of the Fund as of December 31, 2000, in an index style.

       The first few months of the past year were a continuation of 1999 as Y2K passed without any major problems and the U.S. economy continued to grow at a high level. This changed in March of 2000 due to rising interest rates, rising energy costs, falling corporate earnings and the resulting slowdown in economic growth. The price per barrel of oil ended the year at $26.80 up over 4% from the end of

1999, but the real story is that oil traded between $30 and $35 per barrel for most of 2000. Additionally, the price of natural gas soared 300% over the past year due to dwindling supplies of natural gas. High energy prices impact both the corporate and consumer sectors as it diverts income away from other purchases.

       Similar to 1999, the market was driven by the technology and telecommunications sectors, however, the results for 2000 were the exact opposite. For the year the S&P Index benchmark was off 9.10% and the Technology sector (the largest sector in the Index over the year with an average weight of approximately 26%) was down 38.9%. Technology stocks that were the biggest negative contributors over the six month period ending 12/31/00 were Lucent (-73%), Intel (-52%), JDS Uniphase (-53%), Microsoft (-30%), and Cisco (-33%).
Most of the big technology leaders posted negative returns as investors began to worry about a slowing economy, lofty valuations, slowing revenues, and companies missing earnings estimates.

       The best performing sectors for the S&P 500 Index in 2000 were utilities and financials up 38.3% and 25.9% respectively. The average weight of the utilities sector was 3% for the 6 months ending 12/31/00, which results in this sector not providing a large contribution to the overall S&P 500 index return. High energy prices continue to drive the utility sector forward with double digit returns for many stocks in the sector. For the 6 months ending 12/31/00, the greatest contributors to the sector were Northwest Natural Gas (+24.7%), Southwest Gas Corp (+16.1%), Midcoast Energy (+37.2%) and Atmos Energy (+36.2%). Notable performers for Financials were Washington Mutual (+86.6%), Metlife (+71.7%) and Allstate (+65.7%) for the 6 month period ending 12/31/00. Regional Banks and Insurance companies had a good year in 2000 and may continue to benefit in 2001 should the Fed begin to cut interest rates.

       Also in reversal from 1999, value stocks outperformed growth stocks as investors focused on the fundamentals of companies which dictate that the price of stock should be in relation to the company's worth and earnings expectations. Investors rotated out of technology and growth stocks and put money in defensive issues such as tobacco and the beverage industry.

       We continue to utilize a full replication strategy by owning all 500 stocks in the S&P 500 Index. Each security is owned in the approximate capitalization of the index to maintain consistent tracking.

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
              AMERICAN ODYSSEY CORE EQUITY FUND AND S&P 500 INDEX

[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

          CORE EQUITY  S&P 500
5/17/93       $10,000  $10,000
12/31/93      $10,310  $10,530
12/31/94      $10,205  $10,669
12/31/95      $14,132  $14,677
12/31/96      $17,404  $18,047
12/31/97      $22,914  $24,070
12/31/98      $26,476  $30,946
12/31/99      $26,397  $37,455
12/31/00      $22,462  $34,051

Average Annual Total Return for the periods ended 12/31/00:
One Year: (14.96)%
Five Year: 9.71%
Since 5/17/93*: 11.26%

    Past performance is not predictive of future performance. Persons who invest in the Fund through a variable annuity contract should note this graph does not reflect separate account expenses deducted by the insurance company.
    --------
    *Fund's inception date

                                 S&P 500 INDEX

       Capitalization weighted index of 500 large stocks, representing approximately 70% of the broad U.S. equity market. Membership is decided upon by the Standard & Poor's 500 committee. The Index is calculated on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes. The Index does not have expenses and is not an actual investment.

                      AMERICAN ODYSSEY LONG-TERM BOND FUND

       The American Odyssey Long-Term Bond Fund's relative performance exceed that of its benchmark for the year, 12.35% vs. 12.25%, as most strategies produced positive results. The fund's moderately long duration exposure benefited from a net decline in yields for the year, and yield curve strategies benefited during the flattening of the curve in the early part of the year as well as during the steepening which occurred in the latter part of the year. Our decision to overweight agencies as spreads widened earlier in the year was a positive since spreads narrowed by the end of the year. Mortgage overexposure during most of the year had a positive impact on returns as spreads narrowed. Moderate overweighting to credit sectors detracted the most from performance as spreads generally widened, particularly at the lower end of the quality scale. An aggressive exposure to Treasury Inflation Protected Securities added significantly to returns as real yields fell and headline inflation picked up. Modest high yield exposure detracted a bit from returns as spreads generally widened, and modest emerging market exposure also detracted somewhat from returns as spreads widened. Sales of calls and strangles throughout the year benefited as volatility remained generally low.

       Although the outlook for the U.S. economy has deteriorated significantly in the past six months, as the Federal Reserve recently observed, we think underlying fundamentals remain sound. The nominal yield curve has normalized and real yields have declined, good signs that monetary policy is no longer too tight. Although the U.S. dollar has lost significant ground against the euro, it remains one of the world's strongest currencies as reflected in low and stable gold and commodity prices. Energy prices are high, especially for natural gas, but they have fallen significantly from their highs as production has ramped up and demand has slowed at the margin. The Fed can and should move fairly aggressively to ease monetary conditions further, since inflation does not appear to be a problem.

       Still, even with monetary ease effectively underway and more on the way, it will take time to impact the economy. Therefore, firms are likely to face troubling pricing pressures and earnings squeezes for awhile, and heavily indebted balance sheets could face gale-force deflationary winds. Some players are going to get hurt badly -- and many already have -- but the game will go on. That's because the economy is not suffering from the imbalances -- like high inflation, tariff wars, and suffocating regulation -- which have led to past recessions.

       From a longer-term perspective, we shouldn't underestimate the power of low inflation, a strong dollar and technology-led productivity to continue to transform the economic landscape for the better. More importantly, we now can look forward with confidence to a one-two favorable policy punch: the Fed has little reason to refrain from aggressive ease, and the combination of a huge budget surplus and a stumbling economy is the ideal recipe for significant tax relief. The combination of these powerful forces should have the economy back on its feet before too long, though perhaps in less rambunctious form.

       As for strategy, we think this view of the world is consistent with retaining the broad thrust of recent investment strategies, while fine-tuning exposures to recognize the changing nature of valuations. A moderately long duration exposure still makes sense because real and nominal yields are high -- albeit less so -- when compared to underlying growth and inflation fundamentals, and because duration helps hedge our overweight exposure to non-Treasury sectors. Emphasizing short and intermediate maturities makes the most sense here, since these would likely decline much more in yield than longer maturities in the unlikely event the economy comes in for a hard landing.

       Although the prospect of favorable policy actions makes a strong case for overweight credit exposure, spreads, particularly at the lower end of the quality scale, have not widened in concert with the recent deterioration of the economy. Thus, any increased exposure should be focused on the higher-quality sectors, in names that can withstand tough times more comfortably. Although mortgage-backed spreads are historically attractive, prepayment risk is rising and volatility is likely to increase, arguing for only a very modest overweighting to the sector. High yield exposure should remain modest and highly diversified, with a focus on minimizing default risk and thus maximizing the very attractive yields offered by the sector. Finally, modest emerging market debt exposure continues to look attractive at these levels, especially now that those economies will be relieved to some extent of the burdens of tight monetary policy, a strong dollar, and high oil prices.

WESTERN ASSET MANAGEMENT COMPANY
INVESTMENT SUBADVISOR TO THE AMERICAN ODYSSEY LONG-TERM BOND FUND

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                  IN THE AMERICAN ODYSSEY LONG-TERM BOND FUND
                         AND SALOMON CORE +5 BOND INDEX

[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

          LONG-TERM BOND  SALOMON CORE +5
5/17/93          $10,000          $10,000
12/31/93         $11,039          $10,513
12/31/94         $10,401          $10,130
12/31/95         $12,730          $12,283
12/31/96         $12,901          $12,677
12/31/97         $14,441          $14,027
12/31/98         $15,750          $15,300
12/31/99         $15,320          $15,041
12/31/00         $17,235          $16,888

Average Annual Total Return for the periods ended 12/31/00:
One Year: 12.35%
Five Year: 6.25%
Since 5/17/93*: 7.44%

    Past performance is not predictive of future performance. Persons who invest in the Fund through a variable annuity contract should note this graph does not reflect separate account expenses deducted by the insurance company.
    --------
    *Fund's inception date

                      SALOMON BROTHERS CORE +5 BOND INDEX

       This Index is composed of all domestic bonds that are investment grade (rated Baa or higher by Moody's or BBB or higher by Standard & Poor's) with the exception of government issues with less than 5 years to maturity. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Index is rebalanced monthly by market capitalization. The Index does not have expenses and is not an actual investment.

                  AMERICAN ODYSSEY INTERMEDIATE-TERM BOND FUND

       The American Odyssey Intermediate-Term Bond Fund's return for the first half of the year was 6.58%. The Fund underperformed its benchmark, the Lehman Intermediate Government/Credit Index (formerly Corporate Intermediate Bond Index) by 352 bps.

       THE MARKETS: The Federal Reserve did an about face on interest rates over the course of the year. The Fed Funds rate started the year at 5.50% and was up to 6.50% by June, in an attempt to curtail the growth of the economy. The economy seems to be slowing to the point the Fed removed 50 basis points of their increases on 1/5/01, just slightly after year end, and the Fed Funds rate stands at 6.00%. The yield curve story over the year was one of a marked inversion and, except for the 3 month yield, a fall in yields across the board. The three-month rate gained 49 basis points to end the year at 5.89% while the 10-year fell 148 to 5.11% and the 30-year fell 116 to 5.46%. The ten and thirty year yields are both in the lowest 10% of their historical values. The end of the year saw a trend away from inversion, to the yield curve taking a slightly more normal shape, especially for maturities greater than five years. Corporate Spreads were generally wider during the year, ending at all ratings and maturities higher than they began the year. Despite a slight contraction on AAA bonds to end the year, most spreads at year end remained at or above their 90th percentile historical values.

       PERFORMANCE: Year-to-date, the fund has returned 6.58%, compared to 10.12% for the benchmark. This underperformance can be attributed to the portfolio's overweight in spread product versus treasuries and the impact of credit problems at Finova and Saks exposures.

       OUTLOOK: The economy has weakened dramatically in the second half of 2000 as a consequence of high energy prices, high real interest rates, fading consumer confidence and a reduced pace of business investment. GDP increased at 2.4% in the third quarter versus second quarter's 5.6% pace. According to the consensus, the fourth quarter real GDP is expected to be 2.7%, we believe this number is overstated by as much as 1.0%. In nominal terms, the second half of 2000 growth could turn out to be only half of the first half of 2000 growth of 8.00%.

       The trifecta of consumption indicators, retail sales, housing sales and auto sales, have all been showing signs of weakness. In December, consumer confidence suffered its sharpest decline in ten years. Holiday sales were sluggish, resulting in the worst holiday season since 1995. Manufacturing was hit hard, with the National Association of Purchasing Management, ("NAPM"), Index reporting its lowest reading since May 1991. At this level the NAPM would indicate GDP growth of 1.00%. Auto sales and production are down double digits in percentage terms and dealer inventory buildup is commonplace. Both weak business profits and stock prices have raised concerns about a decline in US capital spending. Housing sales are coming off the peak level of the past few years, despite the decline in interest rates.

       Given this economic slowdown and heightened risks of recession, Federal Reserve Chairman Greenspan cut the Fed funds rate by 50 b.p.s. to 6.0% from 6.5% and the discount rate by 50 b.p.s. from 6.0% to 5.50%, in a surprise move on January 3rd. This aggressive easing continued the steepening of the yield curve, which started when the Fed signaled the end of rate increases in May. This action increased the chances of a soft landing versus a hard one. The potential for fiscal stimulus via a tax cut and the high levels of employment should also help soften the blow of the slowdown. We still expect more easing in the first half of 2001. However, longer term yields already reflect this and should not go down much more.

       STRATEGY: We continue to hold an overweight corporate mindset. While spreads did widen and credit issues crept up, we remain diligent in choosing under-valued product and seeking issues with total return potential. Comparison of risk versus yield still shows the credit sector to be undervalued, although realization of the benefits of buying bonds at high spreads could take some time, as these last few months have shown.

TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY LLC
INVESTMENT SUBADVISOR TO THE AMERICAN ODYSSEY INTERMEDIATE-TERM BOND FUND

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
              IN THE AMERICAN ODYSSEY INTERMEDIATE-TERM BOND FUND
                        AND LBGC INTERMEDIATE BOND INDEX

[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

          INTERMEDIATE BOND  LBGC INTERMEDIATE BOND INDEX
5/17/93             $10,000                       $10,000
12/31/93            $10,465                       $10,403
12/31/94            $10,168                       $10,202
12/31/95            $11,692                       $11,764
12/31/96            $12,153                       $12,241
12/31/97            $13,066                       $13,204
12/31/98            $14,166                       $14,315
12/31/99            $14,380                       $14,371
12/31/00            $15,328                       $15,822

Average Annual Total Return for the periods ended 12/31/00:
One Year: 6.58%
Five Year: 5.56%
Since 5/17/93*: 5.79%

    Past performance is not predictive of future performance. Persons who invest in the Fund through a variable annuity contract should note this graph does not reflect separate account expenses deducted by the insurance company.
    --------
    *Fund's inception date

LEHMAN BROTHERS GOVERNMENT/CREDIT INTERMEDIATE BOND INDEX

       This Index is composed of all domestic bonds that are investment grade (rated Baa or higher by Moody's or BBB or higher by Standard & Poor's) which are between 1 and 10 years to maturity. Issues must have amounts outstanding in excess of $25 million. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Index is rebalanced monthly by market capitalization. The Index does not have expenses and is not an actual investment.

                       This Page Intentionally Left Blank

 Statements of Assets and Liabilities
 American Odyssey Funds, Inc. / December 31, 2000

                              Global                      Emerging                                 Intermediate-
                            High-Yield   International  Opportunities  Core Equity    Long-Term        Term
                            Bond Fund     Equity Fund       Fund           Fund       Bond Fund      Bond Fund
                           ------------  -------------  -------------  ------------  ------------  -------------
ASSETS
  Investments in
    securities, at
    cost.................  $109,613,961  $302,690,527   $391,424,084   $492,547,343  $287,717,037  $140,596,609
----------------------------------------------------------------------------------------------------------------
Investments in
  securities, at value
  (see accompanying
  Portfolio of
  Investments) (Note
  2).....................  $ 90,840,197  $347,530,786   $404,711,206   $470,773,374  $288,791,081  $140,324,835
Cash.....................     7,501,261    14,491,018      7,121,070     16,773,934    19,873,991         4,300
Cash, denominated in
  foreign currency (cost,
  $654,773)..............            --       341,163             --             --            --            --
Receivables for:
  Investment securities
    sold.................            --        82,006      7,124,277      1,338,965    18,871,872            --
  Capital share
    subscriptions........        52,497        73,983         13,681        297,893            --        40,196
  Unrealized appreciation
    on forward foreign
    currency contracts
    (Note 8).............        63,522       317,061             --             --            --            --
  Interest...............     2,641,721       183,813        451,913        517,406     3,437,787     2,329,392
  Dividends..............            --       220,871        261,456        374,311            --            --
  Foreign tax reclaims...            --       422,275          6,436          1,298            --            --
Prepaid expenses.........         3,201        11,081         12,110         14,832         9,025         4,445
                           ------------  ------------   ------------   ------------  ------------  ------------
  Total assets...........   101,102,399   363,674,057    419,702,149    490,092,013   330,983,756   142,703,168
                           ------------  ------------   ------------   ------------  ------------  ------------
LIABILITIES
Payables for:
  Investment securities
    purchased............            --       360,709      7,198,294      7,695,974    17,803,856            --
  Delayed delivery
    transactions (Note
    9)...................            --            --             --             --    23,994,611            --
  Payable upon return of
    securities loaned
    (Note 2).............     3,397,600    18,518,139     44,407,749     39,359,404     3,935,868     1,459,675
  Capital share
    redemptions..........            --            --        200,887             --         2,179            --
  Unrealized depreciation
    on forward foreign
    currency contracts
    (Note 8).............         3,615            --             --             --            --            --
  Variation margin on
    open futures
    contracts (Note 6)...         1,766            --         31,500         81,900        10,250            --
  Options written
    (premiums received
    $195,791) (Note 7)...            --            --             --             --       544,421            --
Payable to Adviser.......        55,031       167,397        181,673        229,768       116,163        57,425
Accrued expenses.........        66,580       219,263        403,996        285,959        97,674       114,357
                           ------------  ------------   ------------   ------------  ------------  ------------
  Total liabilities......     3,524,592    19,265,508     52,424,099     47,653,005    46,505,022     1,631,457
                           ------------  ------------   ------------   ------------  ------------  ------------
NET ASSETS...............  $ 97,577,807  $344,408,549   $367,278,050   $442,439,008  $284,478,734  $141,071,711
                           ============  ============   ============   ============  ============  ============
Capital shares
  outstanding............    10,875,673    17,587,926     21,310,232     31,645,280    26,492,586    13,524,344
                           ============  ============   ============   ============  ============  ============
Net asset value per
  share..................  $       8.97  $      19.58   $      17.23   $      13.98  $      10.74  $      10.43
                           ============  ============   ============   ============  ============  ============
----------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
Capital shares at par....  $    108,757  $    175,879   $    213,102   $    316,453  $    264,926  $    135,244
Additional
  paid-in-capital........   110,837,646   234,837,248    261,636,194    442,353,750   271,285,352   137,784,730
Undistributed net
  investment income......    10,402,187     4,363,756        106,710      3,835,468    19,070,289     8,919,941
Accumulated net realized
  gain (loss) on
  investments, futures
  contracts, option
  contracts and foreign
  currency
  transactions...........    (5,080,412)   60,192,346     92,011,699     17,922,480    (7,143,055)   (5,496,430)
Net unrealized
  appreciation
  (depreciation) on
  investments,
  translation of assets
  and liabilities in
  foreign currencies,
  futures contracts and
  option contracts.......   (18,690,371)   44,839,320     13,310,345    (21,989,143)    1,001,222      (271,774)
                           ------------  ------------   ------------   ------------  ------------  ------------
                           $ 97,577,807  $344,408,549   $367,278,050   $442,439,008  $284,478,734  $141,071,711
                           ============  ============   ============   ============  ============  ============

 Statements of Operations
 American Odyssey Funds, Inc. / For the year ended December 31, 2000

                              Global                        Emerging                                     Intermediate-
                            High-Yield   International    Opportunities    Core Equity       Long-Term       Term
                            Bond Fund     Equity Fund         Fund             Fund          Bond Fund     Bond Fund
                           ------------  -------------    -------------    ------------     -----------  -------------
INVESTMENT INCOME
Dividends................  $         --  $  5,433,798(1)  $  2,475,259(2)  $  5,891,718(3)  $    41,250   $       --
Interest.................    11,117,573       615,570          789,668          845,549      20,610,693    9,727,828
                           ------------  ------------     ------------     ------------     -----------   ----------
  Total Income...........    11,117,573     6,049,368        3,264,927        6,737,267      20,651,943    9,727,828
                           ------------  ------------     ------------     ------------     -----------   ----------
EXPENSES
Management fees (Note
  3).....................       663,883     2,109,239        2,551,641        2,448,466       1,315,218      650,230
Audit fees...............        10,799        16,799           19,700           19,699          15,200       15,199
Director's fees &
  expenses...............         9,215        38,528           40,972           48,850          27,775       12,664
Custodian fees...........        83,188       372,233          408,306          253,503         162,777       63,343
Legal fees...............         4,736        45,150           52,364           77,632          39,301       19,659
Printing expense.........        30,730        93,031          152,027          149,164          68,653       40,461
Miscellaneous expense....         3,798        12,653           11,018           20,742          10,704        5,598
                           ------------  ------------     ------------     ------------     -----------   ----------
  Total expenses before
    directed brokerage
    arrangements.........       806,349     2,687,633        3,236,028        3,018,056       1,639,628      807,154
                           ------------  ------------     ------------     ------------     -----------   ----------
Less:
Expenses paid under
  directed brokerage
  arrangements (Note
  4).....................            --       (37,196)        (116,603)        (117,966)             --           --
                           ------------  ------------     ------------     ------------     -----------   ----------
Total expense
  reductions.............            --       (37,196)        (116,603)        (117,966)             --           --
                           ------------  ------------     ------------     ------------     -----------   ----------
  Net expenses...........       806,349     2,650,437        3,119,425        2,900,090       1,639,628      807,154
                           ------------  ------------     ------------     ------------     -----------   ----------
  Net investment
    income...............    10,311,224     3,398,931          145,502        3,837,177      19,012,315    8,920,674
                           ------------  ------------     ------------     ------------     -----------   ----------
REALIZED AND UNREALIZED
  GAIN (LOSS) ON
  INVESTMENTS
  Net realized gain
    (loss) on security
    transactions, futures
    contracts and option
    contracts............       567,548    60,194,165       96,004,029       21,427,867         266,242   (2,436,692)
  Net realized gain on
    foreign currency
    transactions.........        42,677       680,592               --               --              --           --
  Net increase (decrease)
    in unrealized
    appreciation of
    investments, futures
    contracts and option
    contracts............   (14,802,415)  (95,465,655)     (59,392,404)     (98,489,233)     12,189,159    2,154,431
  Net change in
    unrealized
    appreciation of
    foreign currency
    transactions.........        60,021       984,464               --               --              --           --
                           ------------  ------------     ------------     ------------     -----------   ----------
    Net realized and
      unrealized gain
      (loss) on
      investments........   (14,132,169)  (33,606,434)      36,611,625      (77,061,366)     12,455,401     (282,261)
                           ------------  ------------     ------------     ------------     -----------   ----------
  Net increase (decrease)
    in net assets from
    operations...........  $ (3,820,945) $(30,207,503)    $ 36,757,127     $(73,224,189)    $31,467,716   $8,638,413
                           ============  ============     ============     ============     ===========   ==========

(1)  Net of foreign taxes withheld of $692,301.
(2)  Net of foreign taxes withheld of $17,102.
(3)  Net of foreign taxes withheld of $6,296.

 Statements of Changes in Net Assets
 American Odyssey Funds, Inc.

                           Global High-Yield Bond Fund   International Equity Fund
                           ----------------------------  --------------------------
                            Year ended     Year ended     Year ended    Year ended
                            December 31   December 31,   December 31   December 31,
                               2000           1999           2000          1999
                           -------------  -------------  ------------  ------------
INCREASE IN NET ASSETS
  FROM OPERATIONS
Net investment income
  (loss).................  $ 10,311,224    $ 9,069,643   $  3,398,931  $  2,938,883
Net realized gain (loss)
  on security
  transactions, futures
  contracts, option
  contracts and foreign
  currency
  transactions...........       610,225       (161,844)    60,874,757    19,987,247
Net increase (decrease)
  in unrealized
  appreciation
  (depreciation) of
  investments, futures
  contracts, option
  contracts and foreign
  currency
  transactions...........   (14,742,394)       137,045    (94,481,191)   73,581,147
                           ------------    -----------   ------------  ------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........    (3,820,945)     9,044,844    (30,207,503)   96,507,277
                           ------------    -----------   ------------  ------------
DIVIDENDS AND
  DISTRIBUTIONS TO
  SHAREHOLDERS
From net investment
  income.................    (9,390,571)    (5,442,107)    (3,087,405)           --
From net realized gains
  on investment
  transactions...........            --             --    (14,100,382)           --
                           ------------    -----------   ------------  ------------
  Total distributions to
    shareholders.........    (9,390,571)    (5,442,107)   (17,187,787)           --
                           ------------    -----------   ------------  ------------

CAPITAL SHARE
  TRANSACTIONS
Proceeds from sales of
  shares.................    12,090,840     11,770,533     35,756,293    37,055,222
Distributions
  reinvested.............     9,390,571      5,442,107     17,187,787            --
Cost of shares
  repurchased............    (7,313,752)    (6,201,785)   (49,632,563)  (45,141,918)
  Net increase (decrease)
    from capital share
    transactions.........    14,167,659     11,010,855      3,311,517    (8,086,696)
                           ------------    -----------   ------------  ------------
Net increase (decrease)
  in net assets..........       956,143     14,613,592    (44,083,773)   88,420,581
                           ------------    -----------   ------------  ------------

NET ASSETS
Beginning of year........    96,621,664     82,008,072    388,492,322   300,071,741
                           ------------    -----------   ------------  ------------
End of year..............  $ 97,577,807    $96,621,664   $344,408,549  $388,492,322
                           ============    ===========   ============  ============
Undistributed net
  investment income......  $ 10,402,187    $ 9,124,401   $  4,363,756  $  3,371,638
                           ============    ===========   ============  ============

CAPITAL SHARES
Capital shares
  outstanding, beginning
  of year................     9,382,126      8,265,528     17,396,094    17,809,092
Capital shares issued....     1,232,674      1,172,084      1,708,824     2,008,249
Capital shares from
  distributions
  reinvested.............     1,006,492        554,751        813,816            --
Capital shares
  redeemed...............      (745,619)      (610,237)    (2,330,808)   (2,421,247)
                           ------------    -----------   ------------  ------------
Capital shares
  outstanding, end of
  year...................    10,875,673      9,382,126     17,587,926    17,396,094
                           ============    ===========   ============  ============

 Statements of Changes in Net Assets
 American Odyssey Funds, Inc.

                           Emerging Opportunities Fund       Core Equity Fund          Long-Term Bond Fund
                           ---------------------------  --------------------------  --------------------------
                            Year ended     Year ended    Year ended    Year ended    Year ended    Year ended
                            December 31   December 31,  December 31   December 31,  December 31   December 31,
                               2000           1999          2000          1999          2000          1999
                           -------------  ------------  ------------  ------------  ------------  ------------
INCREASE IN NET ASSETS
  FROM OPERATIONS
Net investment income
  (loss).................  $     145,502  $   (940,032) $  3,837,177  $  5,739,749  $ 19,012,315  $ 15,965,831
Net realized gain (loss)
  on security
  transactions, futures
  contracts, option
  contracts and foreign
  currency
  transactions...........     96,004,029    17,511,829    21,427,867    21,659,887       266,242    (7,494,141)
Net increase (decrease)
  in unrealized
  appreciation
  (depreciation) of
  investments, futures
  contracts, option
  contracts and foreign
  currency
  transactions...........    (59,392,404)   84,620,566   (98,489,233)  (27,761,775)   12,189,159   (15,331,895)
                           -------------  ------------  ------------  ------------  ------------  ------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........     36,757,127   101,192,363   (73,224,189)     (362,139)   31,467,716    (6,860,205)
                           -------------  ------------  ------------  ------------  ------------  ------------
DIVIDENDS AND
  DISTRIBUTIONS TO
  SHAREHOLDERS
From net investment
  income.................             --            --    (5,740,181)   (6,078,603)  (16,205,676)  (14,567,381)
From net realized gains
  on investment
  transactions...........    (18,464,201)  (25,671,500)  (24,676,051)  (65,203,554)           --    (6,872,189)
                           -------------  ------------  ------------  ------------  ------------  ------------
  Total distributions to
    shareholders.........    (18,464,201)  (25,671,500)  (30,416,232)  (71,282,157)  (16,205,676)  (21,439,570)
                           -------------  ------------  ------------  ------------  ------------  ------------

CAPITAL SHARE
  TRANSACTIONS
Proceeds from sales of
  shares.................    145,096,953    37,091,677    85,391,842    44,663,905    28,895,759    33,031,799
Distributions
  reinvested.............     18,464,201    25,671,500    30,416,232    71,282,157    16,205,676    21,439,570
Cost of shares
  repurchased............   (188,214,358)  (32,975,517)  (40,146,010)  (46,837,663)  (30,252,311)  (26,168,840)
  Net increase (decrease)
    from capital share
    transactions.........    (24,653,204)   29,787,660    75,662,064    69,108,399    14,849,124    28,302,529
                           -------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease)
  in net assets..........     (6,360,278)  105,308,523   (27,978,357)   (2,535,897)   30,111,164         2,754
                           -------------  ------------  ------------  ------------  ------------  ------------

NET ASSETS
Beginning of year........    373,638,328   268,329,805   470,417,365   472,953,262   254,367,570   254,364,816
                           -------------  ------------  ------------  ------------  ------------  ------------
End of year..............  $ 367,278,050  $373,638,328  $442,439,008  $470,417,365  $284,478,734  $254,367,570
                           =============  ============  ============  ============  ============  ============
Undistributed net
  investment income......  $     106,710  $     55,097  $  3,835,468  $  5,738,472  $ 19,070,289  $ 16,204,242
                           =============  ============  ============  ============  ============  ============

CAPITAL SHARES
Capital shares
  outstanding, beginning
  of year................     22,758,704    20,493,456    26,709,805    22,953,325    24,991,095    22,145,289
Capital shares issued....      8,426,315     2,777,931     5,469,664     2,346,314     2,804,150     3,132,985
Capital shares from
  distributions
  reinvested.............      1,056,909     1,903,002     1,994,500     3,765,566     1,633,637     2,133,290
Capital shares
  redeemed...............    (10,931,696)   (2,415,685)   (2,528,689)   (2,355,400)   (2,936,296)   (2,420,469)
                           -------------  ------------  ------------  ------------  ------------  ------------
Capital shares
  outstanding, end of
  year...................     21,310,232    22,758,704    31,645,280    26,709,805    26,492,586    24,991,095
                           =============  ============  ============  ============  ============  ============

                           Intermediate-Term Bond Fund
                           ----------------------------
                            Year ended     Year ended
                            December 31   December 31,
                               2000           1999
                           -------------  -------------
INCREASE IN NET ASSETS
  FROM OPERATIONS
Net investment income
  (loss).................  $  8,920,674   $  7,391,071
Net realized gain (loss)
  on security
  transactions, futures
  contracts, option
  contracts and foreign
  currency
  transactions...........    (2,436,692)    (3,059,738)
Net increase (decrease)
  in unrealized
  appreciation
  (depreciation) of
  investments, futures
  contracts, option
  contracts and foreign
  currency
  transactions...........     2,154,431     (2,404,548)
                           ------------   ------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........     8,638,413      1,926,785
                           ------------   ------------
DIVIDENDS AND
  DISTRIBUTIONS TO
  SHAREHOLDERS
From net investment
  income.................    (7,391,076)    (6,579,835)
From net realized gains
  on investment
  transactions...........            --     (3,746,306)
                           ------------   ------------
  Total distributions to
    shareholders.........    (7,391,076)   (10,326,141)
                           ------------   ------------
CAPITAL SHARE
  TRANSACTIONS
Proceeds from sales of
  shares.................    19,828,281     17,720,772
Distributions
  reinvested.............     7,391,076     10,326,141
Cost of shares
  repurchased............   (18,518,260)   (14,882,803)
  Net increase (decrease)
    from capital share
    transactions.........     8,701,097     13,164,110
                           ------------   ------------
Net increase (decrease)
  in net assets..........     9,948,434      4,764,754
                           ------------   ------------
NET ASSETS
Beginning of year........   131,123,277    126,358,523
                           ------------   ------------
End of year..............  $141,071,711   $131,123,277
                           ============   ============
Undistributed net
  investment income......  $  8,919,941   $  7,390,343
                           ============   ============
CAPITAL SHARES
Capital shares
  outstanding, beginning
  of year................    12,658,199     11,356,645
Capital shares issued....     1,923,283      1,678,567
Capital shares from
  distributions
  reinvested.............       738,369      1,012,367
Capital shares
  redeemed...............    (1,795,507)    (1,389,380)
                           ------------   ------------
Capital shares
  outstanding, end of
  year...................    13,524,344     12,658,199
                           ============   ============

 Financial Highlights
 American Odyssey Funds, Inc.

                                      Global High-Yield Bond Fund
                           --------------------------------------------------
                                        Year ended December 31,
                           --------------------------------------------------
                            2000     1999      1998(1)      1997      1996
                           -------  -------  -----------  --------  ---------
NET ASSET VALUE
  Beginning of year......  $ 10.30  $  9.92    $ 10.31    $ 10.24   $ 10.22
                           -------  -------    -------    -------   -------
OPERATIONS
  Net investment
    income(2)............     0.96     0.96       0.66       0.55      0.37
  Net realized and
    unrealized gain
    (loss) on
    investments..........    (1.32)    0.07      (1.05)      0.08      0.02
                           -------  -------    -------    -------   -------
  Total from investment
    operations...........    (0.36)    1.03      (0.39)      0.63      0.39
                           -------  -------    -------    -------   -------
DISTRIBUTIONS TO
  SHAREHOLDERS
  Dividends from net
    investment income....    (0.97)   (0.65)     (0.00)     (0.56)    (0.37)
                           -------  -------    -------    -------   -------
  Total distributions....    (0.97)   (0.65)     (0.00)     (0.56)    (0.37)
                           -------  -------    -------    -------   -------
NET ASSET VALUE
  End of year............  $  8.97  $ 10.30    $  9.92    $ 10.31   $ 10.24
                           =======  =======    =======    =======   =======
TOTAL RETURN(3)..........    (3.84)%  10.68%     (3.76)%     6.11%     3.80%
RATIOS/SUPPLEMENTAL DATA
  Net assets at end of
    year (000's
    omitted).............  $97,578  $96,622    $82,008    $58,821   $48,673
  Ratios of expenses to
    average net assets:
    Before repayments/
      reimbursements
      and directed
      brokerage
      arrangements.......     0.82%    0.83%      0.78%      0.66%     0.68%
    After repayments/
      reimbursements
      and before directed
      brokerage
      arrangements.......     0.82%    0.83%      0.78%(4)   0.74%(4)  0.75%(4)
    After repayments/
      reimbursements
      and directed
      brokerage
      arrangements(5)....     0.82%    0.83%      0.78%      0.74%     0.75%
  Ratios of net
    investment income to
    average net assets:
    Before repayments/
      reimbursements
      and directed
      brokerage
      arrangements.......    10.48%   10.25%      7.56%      5.53%     5.54%
    After repayments/
      reimbursements
      and directed
      brokerage
      arrangements.......    10.48%   10.25%      7.56%      5.45%     5.47%
  Portfolio turnover
    rate.................    53.71%   45.15%    193.04%    200.78%   154.51%

--------------------------------------------------------------------------------

(1) Prior to May 1, 1998, the Global High-Yield Bond Fund was named the Short-Term Bond Fund and had a substantially different investment objective and investment program.
(2) Net of expense reimbursements, repayments and direct brokerage arrangements.
(3) Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total Returns do not reflect charges attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders. Inclusion of these charges would reduce the total return shown.
(4)  Unaudited.
(5) The after repayments/reimbursements and directed brokerage arrangements figure may be greater than the before repayments/reimbursements and directed brokerage arrangements figure because of repayments by the Fund to the Manager once the Fund is operating below the expense limitation.

    The accompanying notes are an integral part of the financial statements.
36

 Financial Highlights
 American Odyssey Funds, Inc.

                                       International Equity Fund
                           -------------------------------------------------
                                        Year ended December 31,
                           -------------------------------------------------
                             2000      1999      1998      1997      1996
                           --------  --------  --------  --------  ---------
NET ASSET VALUE
  Beginning of year......  $  22.33  $  16.85  $  15.48  $  15.08  $  12.68
                           --------  --------  --------  --------  --------
OPERATIONS
  Net investment
    income(1)............      0.24      0.17      0.09      0.57      0.29
  Net realized and
    unrealized gain
    (loss) on
    investments..........     (1.97)     5.31      2.21      0.19      2.48
                           --------  --------  --------  --------  --------
  Total from investment
    operations...........     (1.73)     5.48      2.30      0.76      2.77
                           --------  --------  --------  --------  --------
DISTRIBUTIONS TO
  SHAREHOLDERS
  Dividends from net
    investment income....     (0.18)       --     (0.31)    (0.24)    (0.30)
  Distributions from net
    realized gains on
    investments..........     (0.84)       --     (0.62)    (0.06)    (0.07)
  Distributions in excess
    of net investment
    income or realized
    gains................        --        --        --     (0.06)       --
                           --------  --------  --------  --------  --------
  Total distributions....     (1.02)       --     (0.93)    (0.36)    (0.37)
                           --------  --------  --------  --------  --------
NET ASSET VALUE
  End of year............  $  19.58  $  22.33  $  16.85  $  15.48  $  15.08
                           ========  ========  ========  ========  ========
TOTAL RETURN(2)..........     (8.03)%   32.52%    14.91%     5.04%    21.93%
RATIOS/SUPPLEMENTAL DATA
  Net assets at end of
    year (000's
    omitted).............  $344,409  $388,492  $300,072  $236,571  $187,109
  Ratios of expenses to
    average net assets:
    Before repayments/
      reimbursements
      and directed
      brokerage
      arrangements.......      0.75%     0.72%     0.73%     0.79%     0.86%
    After repayments/
      reimbursements
      and before directed
      brokerage
      arrangements.......      0.75%     0.72%     0.73%(3)  0.79%(3)  0.86%(3)
    After repayments/
      reimbursements
      and directed
      brokerage
      arrangements(4)....      0.74%     0.71%     0.72%     0.77%     0.83%
  Ratios of net
    investment income to
    average net assets:
    Before repayments/
      reimbursements
      and directed
      brokerage
      arrangements.......      0.93%     0.90%     1.22%     1.61%     1.51%
    After repayments/
      reimbursements
      and directed
      brokerage
      arrangements.......      0.94%     0.91%     1.23%     1.63%     1.54%
  Portfolio turnover
    rate.................     23.94%    18.36%    20.65%    23.08%    21.54%

--------------------------------------------------------------------------------

(1) Net of expense reimbursements, repayments and directed brokerage arrangements.
(2) Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total Returns do not reflect charges attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders. Inclusion of these charges would reduce the total return shown.
(3)  Unaudited.
(4) The after repayments/reimbursements and directed brokerage arrangements figure may be greater than the before repayments/reimbursements and directed brokerage arrangements figure because of repayments by the Fund to the Manager once the Fund is operating below the limitation.

    The accompanying notes are an integral part of the financial statements.

 Financial Highlights
 American Odyssey Funds, Inc.

                                      Emerging Opportunities Fund
                           -------------------------------------------------
                                        Year ended December 31,
                           -------------------------------------------------
                             2000      1999      1998      1997      1996
                           --------  --------  --------  --------  ---------
NET ASSET VALUE
  Beginning of year......  $  16.42  $  13.09  $  14.33  $  13.42  $  15.02
                           --------  --------  --------  --------  --------
OPERATIONS
  Net investment income
    (loss)(1)............      0.01     (0.04)       --        --        --
  Net realized and
    unrealized gain
    (loss) on
    investments..........      1.66      4.58     (1.24)     0.91     (0.47)
                           --------  --------  --------  --------  --------
  Total from investment
    operations...........      1.67      4.54     (1.24)     0.91     (0.47)
                           --------  --------  --------  --------  --------
DISTRIBUTIONS TO
  SHAREHOLDERS
  Distributions from net
    realized gains on
    investments..........     (0.86)    (1.21)       --        --     (1.13)
                           --------  --------  --------  --------  --------
  Total distributions....     (0.86)    (1.21)       --        --     (1.13)
                           --------  --------  --------  --------  --------
NET ASSET VALUE
  End of year............  $  17.23  $  16.42  $  13.09  $  14.33  $  13.42
                           ========  ========  ========  ========  ========
TOTAL RETURN(2)..........     10.08%    36.71%    (8.65)%    6.78%    (3.03)%
RATIOS/SUPPLEMENTAL DATA
  Net assets at end of
    year (000's
    omitted).............  $367,278  $373,638  $268,330  $258,886  $171,278
  Ratios of expenses to
    average net assets:
    Before repayments/
      reimbursements
      and directed
      brokerage
      arrangements.......      0.84%     0.87%     0.87%     0.86%     0.72%
    After repayments/
      reimbursements
      and before
      directed brokerage
      arrangements.......      0.84%     0.87%     0.87%(3)  0.86%(3)  0.72%(3)
    After repayments/
      reimbursements
      and directed
      brokerage
      arrangements(4)....      0.81%     0.83%     0.86%     0.86%     0.72%
  Ratios of net
    investment income to
    average net assets:
    Before repayments/
      reimbursements
      and directed
      brokerage
      arrangements.......      0.01%    (0.36)%   (0.23)%   (0.20)%   (0.34)%
    After repayments/
      reimbursements
      and directed
      brokerage
      arrangements.......      0.04%    (0.32)%   (0.22)%   (0.20)%   (0.34)%
  Portfolio turnover
    rate.................    154.61%   113.01%   138.02%    80.36%    43.00%

--------------------------------------------------------------------------------

(1) Net of expense reimbursements, repayments and directed brokerage arrangements.
(2) Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total Returns do not reflect charges attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders. Inclusion of these charges would reduce the total return shown.
(3)  Unaudited.
(4) The after repayments/reimbursements and directed brokerage arrangements figure may be greater than the before repayments/reimbursements and directed brokerage arrangements figure because of repayments by the Fund to the Manager once the Fund is operating below the expense limitation.

    The accompanying notes are an integral part of the financial statements.
38

 Financial Highlights
 American Odyssey Funds, Inc.

                                           Core Equity Fund
                           -------------------------------------------------
                                        Year ended December 31,
                           -------------------------------------------------
                             2000      1999      1998      1997      1996
                           --------  --------  --------  --------  ---------
NET ASSET VALUE
  Beginning of year......  $  17.61  $  20.61  $  19.93  $  15.49  $  13.32
                           --------  --------  --------  --------  --------
OPERATIONS
  Net investment
    income(1)............      0.11      0.22      0.26      0.24      0.26
  Net realized and
    unrealized gain
    (loss) on
    investments..........     (2.66)    (0.06)     2.82      4.65      2.83
                           --------  --------  --------  --------  --------
  Total from investment
    operations...........     (2.55)     0.16      3.08      4.89      3.09
                           --------  --------  --------  --------  --------
DISTRIBUTIONS TO
  SHAREHOLDERS
  Dividends from net
    investment income....     (0.20)    (0.27)    (0.00)    (0.24)    (0.27)
  Distributions from net
    realized gains on
    investments..........     (0.88)    (2.89)    (2.40)    (0.21)    (0.65)
                           --------  --------  --------  --------  --------
  Total distributions....     (1.08)    (3.16)    (2.40)    (0.45)    (0.92)
                           --------  --------  --------  --------  --------
NET ASSET VALUE
  End of year............  $  13.98  $  17.61  $  20.61  $  19.93  $  15.49
                           ========  ========  ========  ========  ========
TOTAL RETURN(2)..........    (14.96)%   (0.28)%   15.54%    31.67%    23.20%
RATIOS/SUPPLEMENTAL DATA
  Net assets at end of
    year (000's
    omitted).............  $442,439  $470,417  $472,953  $414,698  $273,772
  Ratios of expenses to
    average net assets:
    Before repayments/
      reimbursements
      and directed
      brokerage
      arrangements.......      0.68%     0.64%     0.65%     0.67%     0.68%
    After repayments/
      reimbursements
      and before directed
      brokerage
      arrangements.......      0.68%     0.64%     0.65%(3)  0.67%(3)  0.68%(3)
    After repayments/
      reimbursements
      and directed
      brokerage
      arrangements(4)....      0.65%     0.62%     0.61%     0.65%     0.66%
  Ratios of net
    investment income to
    average net assets:
    Before repayments/
      reimbursements
      and directed
      brokerage
      arrangements.......      0.83%     1.17%     1.30%     1.36%     1.93%
    After repayments/
      reimbursements
      and directed
      brokerage
      arrangements.......      0.86%     1.19%     1.34%     1.38%     1.95%
  Portfolio turnover
    rate.................    157.89%    56.15%    51.52%    45.54%    45.73%

--------------------------------------------------------------------------------

(1) Net of expense reimbursements, repayments and directed brokerage arrangements.
(2) Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total Returns do not reflect charges attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders. Inclusion of these charges would reduce the total return shown.
(3)  Unaudited.
(4) The after repayments/reimbursements and directed brokerage arrangements figure may be greater than the before repayments/reimbursements and directed brokerage arrangements figure because of repayments by the Fund to the Manager once the Fund is operating below the expense limitation.

    The accompanying notes are an integral part of the financial statements.

 Financial Highlights
 American Odyssey Funds, Inc.

                                          Long-Term Bond Fund
                           -------------------------------------------------
                                        Year ended December 31,
                           -------------------------------------------------
                             2000      1999      1998      1997      1996
                           --------  --------  --------  --------  ---------
NET ASSET VALUE
  Beginning of year......  $  10.18  $  11.49  $  10.74  $  10.15  $  10.53
                           --------  --------  --------  --------  --------
OPERATIONS
  Net investment
    income(1)............      0.71      0.65      0.66      0.61      0.50
  Net realized and
    unrealized gain
    (loss) on
    investments..........      0.49     (0.98)     0.31      0.61     (0.36)
                           --------  --------  --------  --------  --------
  Total from investment
    operations...........      1.20     (0.33)     0.97      1.22      0.14
                           --------  --------  --------  --------  --------
DISTRIBUTIONS TO
  SHAREHOLDERS
  Dividends from net
    investment income....     (0.64)    (0.67)    (0.01)    (0.62)    (0.52)
  Distributions from net
    realized gains on
    investments..........        --     (0.31)    (0.21)    (0.01)       --
                           --------  --------  --------  --------  --------
  Total distributions....     (0.64)    (0.98)    (0.22)    (0.63)    (0.52)
                           --------  --------  --------  --------  --------
NET ASSET VALUE
  End of year............  $  10.74  $  10.18  $  11.49  $  10.74  $  10.15
                           ========  ========  ========  ========  ========
TOTAL RETURN(2)..........     12.35%    (2.74)%    9.04%    12.01%     1.34%
RATIOS/SUPPLEMENTAL DATA
  Net assets at end of
    year (000's
    omitted).............  $284,479  $254,368  $254,365  $218,854  $160,695
  Ratios of expenses to
    average net assets:
    Before repayments/
      reimbursements
      and directed
      brokerage
      arrangements.......      0.62%     0.60%     0.60%     0.62%     0.63%
    After repayments/
      reimbursements
      and before directed
      brokerage
      arrangements.......      0.62%     0.60%     0.60%(3)  0.62%(3)  0.63%(3)
    After repayments/
      reimbursements
      and directed
      brokerage
      arrangements(4)....      0.62%     0.60%     0.60%     0.62%     0.63%
  Ratios of net
    investment income to
    average net assets:
    Before repayments/
      reimbursements
      and directed
      brokerage
      arrangements.......      7.14%     6.41%     5.96%     6.22%     5.88%
    After repayments/
      reimbursements
      and directed
      brokerage
      arrangements.......      7.14%     6.41%     5.96%     6.22%     5.88%
  Portfolio turnover
    rate.................    163.11%    81.29%   224.48%   358.67%   369.32%

--------------------------------------------------------------------------------

(1) Net of expense reimbursements, repayments and directed brokerage arrangements.
(2) Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total Returns do not reflect charges attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders. Inclusion of these charges would reduce the total return shown.
(3)  Unaudited.
(4) The after repayments/reimbursements and directed brokerage arrangements figure may be greater than the before repayments/reimbursements and directed brokerage arrangements figure because of repayments by the Fund to the Manager once the Fund is operating below the expense limitation.

    The accompanying notes are an integral part of the financial statements.
40

 Financial Highlights
 American Odyssey Funds, Inc.

                                     Intermediate-Term Bond Fund
                           ------------------------------------------------
                                       Year ended December 31,
                           ------------------------------------------------
                             2000      1999      1998      1997      1996
                           --------  --------  --------  --------  --------
NET ASSET VALUE
  Beginning of year......  $  10.36  $  11.13  $  10.31  $  10.20  $ 10.38
                           --------  --------  --------  --------  -------
OPERATIONS
  Net investment
    income(1)............      0.67      0.59      0.58      0.59     0.61
  Net realized and
    unrealized gain on
    investments..........     (0.01)    (0.44)     0.29      0.17    (0.20)
                           --------  --------  --------  --------  -------
  Total from investment
    operations...........      0.66      0.15      0.87      0.76     0.41
                           --------  --------  --------  --------  -------
DISTRIBUTIONS TO
  SHAREHOLDERS
  Dividends from net
    investment income....     (0.59)    (0.59)       --     (0.60)   (0.59)
  Distributions from net
    realized gains on
    investments..........        --     (0.33)    (0.05)    (0.05)      --
                           --------  --------  --------  --------  -------
  Total distributions....     (0.59)    (0.92)    (0.05)    (0.65)   (0.59)
                           --------  --------  --------  --------  -------
NET ASSET VALUE
  End of year............  $  10.43  $  10.36  $  11.13  $  10.31  $ 10.20
                           ========  ========  ========  ========  =======
TOTAL RETURN(2)..........      6.58%     1.50%     8.48%     7.50%    3.95%
RATIOS/SUPPLEMENTAL DATA
  Net assets at end of
    year (000's
    omitted).............  $141,072  $131,123  $126,359  $108,596  $86,385
  Ratios of expenses to
    average net assets:
    Before repayments/
      reimbursements
      and directed
      brokerage
      arrangements.......      0.61%     0.59%     0.60%     0.63%    0.66%
    After repayments/
      reimbursements
      and before directed
      brokerage
      arrangements.......      0.61%     0.59%     0.60%(3)  0.63%(3) 0.66%(3)
    After repayments/
      reimbursements
      and directed
      brokerage
      arrangements(4)....      0.61%     0.59%     0.60%     0.63%    0.66%
  Ratios of net
    investment income to
    average net assets:
    Before repayments/
      reimbursements
      and directed
      brokerage
      arrangements.......      6.69%     5.83%     5.50%     5.90%    5.77%
    After repayments/
      reimbursements
      and directed
      brokerage
      arrangements.......      6.69%     5.83%     5.50%     5.90%    5.77%
  Portfolio turnover
    rate.................    124.39%   317.23%   407.24%   215.97%  191.20%

--------------------------------------------------------------------------------

(1) Net of expense reimbursements, repayments and directed brokerage arrangements.
(2) Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total Returns do not reflect charges attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders. Inclusion of these charges would reduce the total return shown.
(3)  Unaudited.
(4) The after repayments/reimbursements and directed brokerage arrangements figure may be greater than the before repayments/reimbursements and directed brokerage arrangements figure because of repayments by the Fund to the Manager once the Fund is operating below the expense limitation.

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Global High-Yield Bond Fund / December 31,
 2000

Principal
Amount (a)                                                 Value
----------------------------------------------------------------------
FOREIGN OBLIGATIONS -- 34.7%
Corporate Debt -- 10.8%
$ 400,000   Ainsworth Lumber Co., Yankee-Dollar
            (PIK)
            12.500%, 07/15/07.......................  $        332,000
  250,000   Algoma Steel, Inc., Yankee-Dollar
            12.375%, 07/15/05.......................            88,750
  350,000   Asia Global Crossing, 144A
            13.375%, 10/15/10.......................           303,625
  350,000   Avecia Group Plc, Yankee-Dollar
            11.000%, 07/01/09.......................           347,375
  360,000   Cablevision SA
            13.750%, 05/01/09.......................           263,700
  350,000   Call-Net Enterprises, Inc.,
            Yankee-Dollar
            8.000%, 08/15/08........................           140,000
  250,000   Call-Net Enterprises, Inc.,
            Yankee-Dollar, Step Up
            8.940%, 08/15/08........................            65,000
  350,000   Canadian Forest Oil Ltd.
            8.750%, 09/15/07........................           345,625
  400,000   Cenargo International Plc, Yankee-Dollar
            9.750%, 06/15/08........................           313,000
  160,000   Cho Hung Bank Co.
            11.500%, 04/01/10.......................           155,600
  685,000   Compania Internacional de
            Telecomunicaciones SA
            10.375%, 08/01/04.......................           541,150
  500,000   Diamond Cable Communications Plc,
            Yankee-Dollar, Step Up
            10.750%, 02/15/07.......................           345,000
  300,000   Dolphin Telecom Plc, Yankee-Dollar, Step
            Up
            11.500%, 06/01/08.......................            48,000
Principal
Amount (a)                                                 Value
----------------------------------------------------------------------
$ 400,000   Doman Industries Ltd., Yankee-Dollar
            8.750%, 03/15/04........................  $        176,000
  200,000   Energis Plc
            9.750%, 06/15/09........................           183,000
  250,000   GT Group Telecommunications, Inc.
            0.000%, 02/01/10(b).....................            83,750
  160,000   Hanvit Bank
            11.750%, 03/01/10.......................           155,600
  350,000   Hermes Euro Rail, Yankee-Dollar (SD)
            11.500%, 08/15/07.......................           147,000
  343,200   Hidroelec Piedra del Aguila SA
            8.000%, 12/31/09........................           237,666
  879,856   Hidroelec Piedra del Aguila SA
            8.250%, 06/30/09........................           565,308
  400,000   HMV Media Group Plc Series B,
            Yankee-Dollar
            10.250%, 05/15/08.......................           166,000
  300,000   Imax Corp., Yankee-Dollar
            7.875%, 12/01/05........................           163,500
  400,000   Innova S de R.L.
            12.875%, 04/01/07.......................           353,000
  400,000   International Utility Structures,
            Yankee-Dollar
            10.750%, 02/01/08.......................           274,000
  250,000   Intrawest Corp., Yankee-Dollar
            9.750%, 08/15/08........................           252,500
  500,000   MetroNet Communications Corp.,
            Yankee-Dollar, Step Up
            9.950%, 06/15/08........................           408,910
  500,000   Microcell Telecommunication, Inc.
            Series B, Yankee-Dollar, Step Up
            14.000%, 06/01/06.......................           477,500

    The accompanying notes are an integral part of the financial statements.
42

 Portfolio of Investments
 American Odyssey Funds, Inc. / Global High-Yield Bond Fund / December 31, 2000 (continued)

Principal
Amount (a)                                                 Value
----------------------------------------------------------------------
$  400,000  Millar Western Forest Products,
            Yankee-Dollar
            9.875%, 05/15/08........................  $        318,000
   490,000  Netia Holdings BV(EUR)
            13.750%, 06/15/10.......................           395,170
   250,000  Norampac, Inc., Yankee-Dollar
            9.500%, 02/01/08........................           251,250
   400,000  Premier International
            Foods Plc
            12.000%, 09/01/09.......................           330,000
   400,000  Regional Independent Media,
            Yankee-Dollar
            10.500%, 07/01/08.......................           410,000
   400,000  Repap New Brunswick, Yankee-Dollar
            10.625%, 04/15/05.......................           410,000
   250,000  RSL Communications Plc, Yankee-Dollar
            10.500%, 11/15/08.......................            17,500
   400,000  Sea Containers, Inc.
            10.750%, 10/15/06.......................           291,000
   350,000  Sun International Hotels, Ltd.,
            Yankee-Dollar
            9.000%, 03/15/07........................           325,500
   250,000  TeleWest Communications Plc,
            Yankee-Dollar
            9.625%, 10/01/06........................           220,625
   400,000  TeleWest Communications Plc,
            Yankee-Dollar, Step Up
            11.000%, 10/01/07.......................           354,000
   250,000  United Pan-Europe Communications NV
            0.000%, 08/01/09(b).....................            77,500
   300,000  Worldwide Fiber, Inc.
            12.000%, 08/01/09.......................           225,000
                                                      ----------------
                                                            10,558,104
                                                      ----------------
Principal
Amount (a)                                                 Value
----------------------------------------------------------------------
Government Obligations -- 23.9%
$  690,000  Bulgaria Government Discount Note
            Series A, Variable Rate
            7.063%, 07/28/24........................  $        524,400
 1,560,000  Bulgaria-FLIRB Series A, Variable Rate
            2.750%, 07/28/12........................         1,154,400
 1,900,000  Ministry of Finance Russia
            3.000%, 05/14/06........................           869,058
   575,000  Ministry of Finance Russia Global Bond
            10.000%, 06/26/07.......................           417,763
   160,000  Ministry of Finance Russia Global Bond
            Series R
            8.750%, 07/24/05........................           121,600
   630,000  Ministry of Finance Russia, 144A
            11.000%, 07/24/18.......................           442,575
   440,000  Ministry of Finance Russia, 144A
            12.750%, 06/24/28.......................           364,512
   705,000  Republic of Argentina
            11.375%, 01/30/17.......................           628,155
 1,640,000  Republic of Argentina Global Bond
            9.750%, 09/19/27........................         1,324,300
   800,000  Republic of Argentina Global Bond
            11.750%, 04/07/09.......................           744,000
 1,490,400  Republic of Argentina Series BB,
            Variable Rate
            7.375%, 03/31/05........................         1,354,774
 1,600,000  Republic of Argentina Series L-GP,
            Variable Rate, Step Up
            6.000%, 03/31/23........................         1,115,270

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Global High-Yield Bond Fund / December 31, 2000 (continued)

Principal
Amount (a)                                                 Value
----------------------------------------------------------------------
$2,703,922  Republic of Argentina Series PRO1,
            Variable Rate (ARS)
            2.953%, 04/01/07........................  $      1,640,293
   750,000  Republic of Argentina Series WW
            11.000%, 12/04/05.......................           706,875
 3,295,000  Republic of Brazil
            10.125%, 05/15/27.......................         2,629,410
 1,243,725  Republic of Brazil - C Bond, Variable
            Rate
            8.000%, 04/15/14........................           961,555
 2,512,076  Republic of Brazil - C Bond, Variable
            Rate (PIK)
            8.000%, 04/15/14........................         1,942,149
   590,000  Republic of Brazil - NMB L (Brady),
            Variable Rate
            7.438%, 04/15/09........................           510,350
   445,000  Republic of Peru, Variable Rate
            7.625%, 03/08/27........................           271,450
   333,333  Republic of Philippines
            7.938%, 06/01/08........................           291,667
   990,000  Republic of Philippines Global Bond
            10.625%, 03/16/25.......................           814,275
   954,644  Russia Federation
            8.250%, 03/31/10........................           597,846
 9,761,130  Russia Federation, Variable Rate
            2.500%, 03/31/30........................         3,672,625
   185,000  United Mexican States Global Bond
            Series XW
            10.375%, 02/17/09.......................           202,760
                                                      ----------------
                                                            23,302,062
                                                      ----------------
TOTAL FOREIGN OBLIGATIONS
  (Cost $35,765,142)................................        33,860,166
                                                      ----------------
Principal
Amount (a)                                                 Value
----------------------------------------------------------------------

U.S. CORPORATE OBLIGATIONS -- 53.6%
$ 250,000   Aavid Thermal Technologies, Inc.
            12.750%, 02/01/07.......................  $        213,750
  250,000   Abraxas Petroleum Corp.
            11.500%, 11/01/04.......................           223,750
  250,000   Abraxas Petroleum Corp.
            12.875%, 03/15/03.......................           259,375
  300,000   Ackerley Group, Inc. Series B
            9.000%, 01/15/09........................           264,000
  500,000   Adelphia Communications Corp. Series B
            8.375%, 02/01/08........................           435,000
  250,000   Advance Stores Co., Inc. Series B
            10.250%, 04/15/08.......................           188,750
  250,000   Advanced Glassfiber Yarns
            9.875%, 01/15/09........................           201,250
  300,000   Aetna Industries, Inc.
            11.875%, 10/01/06.......................           150,000
  300,000   Agrilink Foods, Inc.
            11.875%, 11/01/08.......................           197,250
  400,000   AirGate PCS, Inc., Step Up
            13.500%, 10/01/09.......................           230,000
  246,925   Airplane Pass Through Trust
            10.875%, 03/15/19.......................           182,637
  350,000   Alliance Atlantis Communications, Inc.
            13.000%, 12/15/09.......................           348,687
  278,000   Allied Holdings, Inc. Series B
            8.625%, 10/01/07........................           204,330
  350,000   Allied Waste North America Series B
            7.875%, 01/01/09........................           326,375
  150,000   American Axle & Manufacturing Holdings,
            Inc.
            9.750%, 03/01/09........................           127,500
  400,000   American Eco Corp. Series B
            9.625%, 05/15/08........................             8,500

    The accompanying notes are an integral part of the financial statements.
44

 Portfolio of Investments
 American Odyssey Funds, Inc. / Global High-Yield Bond Fund / December 31, 2000 (continued)

Principal
Amount (a)                                                 Value
----------------------------------------------------------------------
$ 400,000   American Lawyer Media, Inc. Series B
            9.750%, 12/15/07........................  $        352,000
  250,000   American Media Operations, Inc., 144A
            10.250%, 05/01/09.......................           244,375
  150,000   American Tissue, Inc.
            12.500%, 07/15/06.......................           120,750
  200,000   Ampex Corp. Series B
            12.000%, 03/15/03.......................           101,000
  300,000   Anthony Crane Rentals Series B
            10.375%, 08/01/08.......................           115,875
  300,000   Applied Extrusion Technologies, Inc.
            Series B
            11.500%, 04/01/02.......................           175,500
  400,000   Archibald Candy Corp.
            10.250%, 07/01/04.......................           198,000
  400,000   Aurora Foods, Inc. Series B
            8.750%, 07/01/08........................           279,000
  350,000   Autotote Corp.
            12.500%, 08/15/10.......................           330,750
  250,000   Aztar Corp.
            8.875%, 05/15/07........................           242,500
  300,000   B&G Foods, Inc., 144A
            9.625%, 08/01/07........................           194,250
  250,000   Ball Corp.
            8.250%, 08/01/08........................           240,625
  250,000   Bayou Steel Corp.
            9.500%, 05/15/08........................            89,375
  550,000   Belko Oil & Gas
            8.875%, 09/15/07........................           517,000
  200,000   Bellwether Exploration Co.
            10.875%, 04/01/07.......................           190,000
  250,000   Big City Radio, Inc., Step Up
            11.250%, 03/15/05.......................           112,500
  150,000   Bluegreen Corp.
            10.500%, 04/01/08.......................            80,250
Principal
Amount (a)                                                 Value
----------------------------------------------------------------------
$ 300,000   Booth Creek Ski Holdings
            12.500%, 03/15/07.......................  $        220,500
  375,000   Boyd Gaming Corp.
            9.500%, 07/15/07........................           341,250
  250,000   Brand Scaffold Services, Inc.
            10.250%, 02/15/08.......................           225,937
  400,000   Building Materials Corp. Series B
            7.750%, 07/15/05........................           102,000
  400,000   Calpine Corp.
            7.750%, 04/15/09........................           373,251
  250,000   Carrols Corp.
            9.500%, 12/01/08........................           163,125
  500,000   Century Communications Corp. Series B
            0.000%, 01/15/08(b).....................           195,000
  150,000   Charter Communications Holdings
            10.250%, 01/15/10.......................           147,000
  250,000   Charter Communications Holdings LLC
            Series B
            9.920%, 04/01/11........................           145,625
  300,000   Circus Circus
            9.250%, 12/01/05........................           292,500
  350,000   Citadel Broadcasting Co.
            9.250%, 11/15/08........................           337,750
  250,000   Classic Cable, Inc. Series B
            9.375%, 08/01/09........................           113,750
  400,000   CMS Energy Corp.
            7.500%, 01/15/09........................           367,411
  300,000   Coast Hotels & Casino
            9.500%, 04/01/09........................           292,125
  400,000   Coaxial Communications, Inc.
            10.000%, 08/15/06.......................           382,500
  250,000   Coinstar, Inc., Step Up
            13.000%, 10/01/06.......................           249,375
  350,000   Collins & Aikman Corp.
            11.500%, 04/15/06.......................           274,750

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Global High-Yield Bond Fund / December 31, 2000 (continued)

Principal
Amount (a)                                                 Value
----------------------------------------------------------------------
$ 400,000   Collins & Aikman Corp. Series B
            10.000%, 01/15/07.......................  $        434,000
  150,000   Colo.com, 144A
            13.875%, 03/15/10.......................            95,250
  300,000   Condor Systems, Inc.
            11.875%, 05/01/09.......................           198,750
  300,000   Continental Resources, Inc.
            10.250%, 08/01/08.......................           261,750
  348,000   Contour Energy Co.
            14.000%, 04/15/03.......................           363,660
  250,000   Crown Paper Co.
            11.000%, 09/01/05.......................            50,000
  250,000   CSC Holdings, Inc.
            7.875%, 12/15/07........................           251,862
  250,000   CSC Holdings, Inc.
            10.500%, 05/15/16.......................           272,500
  400,000   Cumulus Media, Inc.
            10.375%, 07/01/08.......................           323,000
  400,000   Diamond Brands, Inc.
            10.125%, 04/15/08.......................            82,000
  300,000   Diamond Triumph Autoglass
            9.250%, 04/01/08........................           220,500
  600,000   DIVA Systems Corp. Series B, Step Up
            12.625%, 03/01/08.......................           240,000
  250,000   Dobson/Sygnet Communications Corp.
            12.250%, 12/15/08.......................           247,500
  250,000   Dura Operating Corp. Series B
            9.000%, 05/01/09........................           208,750
  400,000   e. spire Communications, Inc., Step Up
            10.625%, 07/01/08.......................            78,000
  500,000   e. spire Communications, Inc., Step Up
            13.000%, 11/01/05.......................           150,000
  400,000   Eagle Family Foods Series B
            8.750%, 01/15/08........................           200,000
Principal
Amount (a)                                                 Value
----------------------------------------------------------------------
$  15,983   Earthwatch, Inc.
            0.000%, *...............................  $         11,987
  300,000   Earthwatch, Inc.
            13.000%, 07/15/07.......................           211,500
  400,000   Echostar DBS Corp.
            9.375%, 02/01/09........................           390,000
  250,000   Eldorado Resorts LLC, 144A
            10.500%, 08/15/06.......................           248,750
  400,000   Exodus Communications, Inc.
            11.250%, 07/01/08.......................           358,000
  300,000   Fisher Scientific International, Inc.
            9.000%, 02/01/08........................           279,750
  300,000   Fitzgerald Gaming Corp. Series B
            12.250%, 12/15/04.......................           168,000
  300,000   Fleming Companies, Inc. Series B
            10.500%, 12/01/04.......................           229,500
  296,000   Flooring America, Inc.
            9.250%, 10/15/07........................             5,920
  500,000   Focal Communications Corp. Series B,
            Step Up
            12.125%, 02/15/08.......................           210,000
  300,000   Fountain View, Inc. Series B
            11.250%, 04/15/08.......................           121,500
  300,000   Four M Corp. Series B
            12.000%, 06/01/06.......................           282,750
  250,000   Friendly Ice Cream Corp.
            10.500%, 12/01/07.......................           146,250
  300,000   Frontier Oil Corp.
            11.750%, 11/15/09.......................           298,875
  250,000   FrontierVision Operating Partners
            LP Series B, Step Up
            11.875%, 09/15/07.......................           216,250
  250,000   Galaxy Telecommunications LP
            12.375%, 10/01/05.......................            97,500
  400,000   Galey & Lord, Inc., 144A
            9.125%, 03/01/08........................           216,000

    The accompanying notes are an integral part of the financial statements.
46

 Portfolio of Investments
 American Odyssey Funds, Inc. / Global High-Yield Bond Fund / December 31, 2000 (continued)

Principal
Amount (a)                                                 Value
----------------------------------------------------------------------
$ 350,000   Gaylord Container Corp. Series B
            9.750%, 06/15/07........................  $        224,000
  400,000   General Binding Corp.
            9.375%, 06/01/08........................           294,000
  300,000   Geo Specialty Chemicals
            10.125%, 08/01/08.......................           253,500
  250,000   Global Crossing Holdings Ltd.
            9.625%, 05/15/08........................           236,250
  250,000   Global Crossing Holdings Ltd., 144A
            9.125%, 11/15/06........................           240,625
  250,000   Globalstar L.P.
            11.500%, 06/01/05.......................            28,125
  300,000   Globe Manufacturing Corp. Series B
            10.000%, 08/01/08.......................                30
  300,000   Golden Sky DBS, Inc. Series B, Step Up
            13.500%, 03/01/07.......................           195,000
  350,000   Gothic Production Corp. Series B
            11.125%, 05/01/05.......................           373,625
  400,000   Granite Broadcasting Corp.
            8.875%, 05/15/08........................           246,000
  400,000   Great Lakes Carbon Corp. Series B (PIK)
            10.250%, 05/15/08.......................           209,000
  400,000   GST USA, Inc., Step Up
            13.875%, 12/15/05.......................           146,000
  500,000   Hard Rock Hotel, Inc. Series B
            9.250%, 04/01/05........................           447,500
  350,000   Hayes Lemerez International, Inc.
            Series B
            8.250%, 12/15/08........................           227,500
  400,000   HMH Properties Series B
            7.875%, 08/01/08........................           386,000
  250,000   Holley Performance Products
            12.250%, 09/15/07.......................           133,750
Principal
Amount (a)                                                 Value
----------------------------------------------------------------------
$ 450,000   Hollinger International Publishing, Inc.
            9.250%, 02/01/06........................  $        450,000
  250,000   Hollywood Casino Corp.
            11.250%, 05/01/07.......................           259,375
  400,000   Hollywood Park, Inc. Series B
            9.500%, 08/01/07........................           396,000
  400,000   Home Products International, Inc.
            9.625%, 05/15/08........................           226,000
  300,000   Horizon PCS, Inc.
            14.000%, 10/01/10(b)....................           124,500
  350,000   Horseshoe Gaming LLC Series B
            9.375%, 06/15/07........................           350,000
  250,000   HS Resources
            9.250%, 11/15/06........................           252,500
  350,000   Huntsman Corp., 144A
            9.500%, 07/01/07........................           211,750
  400,000   Hyperion Telecommunications, Inc.
            Series B, Step Up
            13.000%, 04/15/03.......................           296,000
  400,000   ICN Pharmaceuticals, Inc. Series B
            9.250%, 08/15/05........................           388,000
  250,000   IMPSAT Fiber Networks, Inc.
            13.750%, 02/15/05.......................           165,625
  400,000   InSight Health Services Corp.
            9.625%, 06/15/08........................           374,000
  400,000   Insight Midwest/Insight Capital
            9.750%, 10/01/09........................           399,000
  300,000   Interep National Radio Sales, Inc.
            Series B
            10.000%, 07/01/08.......................           226,500
  250,000   Intermedia Communication, Inc. Series B
            8.600%, 06/01/08........................           176,250

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Global High-Yield Bond Fund / December 31, 2000 (continued)

Principal
Amount (a)                                                 Value
----------------------------------------------------------------------
$ 350,000   Isle of Capri Casinos, Inc.
            8.750%, 04/15/09........................  $        311,500
  400,000   ITC/\DeltaCom, Inc.
            8.875%, 03/01/08........................           290,000
  335,000   Jackson Products, Inc.
            9.500%, 04/15/05........................           289,775
  400,000   James Cable Partners LP Series B
            10.750%, 08/15/04.......................           254,000
  265,266   Jazz Casino Co.
            5.927%, 11/15/09........................            30,506
  250,000   JL French Auto Casting
            11.500%, 06/01/09.......................           136,250
  400,000   Jones Intercable, Inc.
            8.875%, 04/01/07........................           424,652
  250,000   Key Energy Services, Inc.
            14.000%, 01/15/09.......................           285,000
  400,000   Keystone Consolidated Industries, Inc.
            9.625%, 08/01/07........................           182,000
  300,000   Knology Holdings, Inc.,
            Step Up
            11.875%, 10/15/07.......................            58,500
  400,000   L-3 Communications Corp.
            8.500%, 05/15/08........................           381,000
  200,000   La Petite Academy/LPA Holdings
            10.000%, 05/15/08.......................           107,000
  400,000   Laroche Industries, Inc. Series B
            9.500%, 09/15/07........................            28,000
  400,000   Level 3 Communications, Inc.
            9.125%, 05/01/08........................           320,000
  400,000   Lodestar Holdings, Inc.
            11.500%, 05/15/05.......................            37,000
  300,000   Lyondell Chemical Co.
            9.875%, 05/01/07........................           291,000
  300,000   Madison River Capital LLC/Finance
            13.250%, 03/01/10.......................           196,500
Principal
Amount (a)                                                 Value
----------------------------------------------------------------------
$ 200,000   Magellan Health Services, Inc.
            9.000%, 02/15/08........................  $        141,000
  400,000   Magnum Hunter Resources, Inc.
            10.000%, 06/01/07.......................           394,000
  250,000   Majestic Star Casino LLC Series B
            10.875%, 07/01/06.......................           216,250
  350,000   Mandalay Resort Group
            10.250%, 08/01/07.......................           347,375
  200,000   McLeodUSA, Inc.
            11.500%, 05/01/09.......................           199,500
  500,000   McLeodUSA, Inc., Step Up
            10.500%, 03/01/07.......................           420,000
  350,000   Mediacom LLC
            7.875%, 02/15/11........................           296,625
  300,000   MGM Grand, Inc.
            9.750%, 06/01/07........................           315,000
  400,000   Mohegan Tribal Gaming Authority
            8.750%, 01/01/09........................           399,000
  380,000   Motors and Gears, Inc. Series D
            10.750%, 11/15/06.......................           340,100
  200,000   Mrs. Fields Holding Co. - Unit, Step Up
            14.000%, 12/01/05.......................            91,000
  400,000   Mrs. Fields Original Cookies Series D
            10.125%, 12/01/04.......................           344,000
  400,000   NE Restaurant Co., Inc.
            10.750%, 07/15/08.......................           278,000
  250,000   Nebraska Book Co., Inc.
            8.750%, 02/15/08........................           206,250
  400,000   Nextel Communications, Inc., 144A, Step
            Up
            12.750%, 08/01/10.......................           321,000
  500,000   Nextel Communications, Inc., Step Up
            9.950%, 02/15/08........................           360,000

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Global High-Yield Bond Fund / December 31, 2000 (continued)

Principal
Amount (a)                                                 Value
----------------------------------------------------------------------
$ 325,000   Nextel Partner, Inc., Step Up
            14.000%, 02/01/09.......................  $        218,562
  300,000   NEXTLINK Communications, Inc.
            9.625%, 10/01/07........................           237,000
  400,000   Northland Cable Television
            10.250%, 11/15/07.......................           270,000
  250,000   NorthPoint Communications Group, Inc.
            12.875%, 02/15/10.......................            18,750
  500,000   NTL Communications Corp. Series B, Step
            Up
            12.375%, 10/01/08.......................           272,500
  250,000   NTL, Inc., Step Up
            9.750%, 04/01/08........................           142,500
  300,000   Nuevo Energy Co.
            9.500%, 06/01/08........................           299,250
  300,000   Olympus Communications LP - Series B
            10.625%, 11/15/06.......................           277,500
  250,000   Orion Network, Inc.
            11.250%, 01/15/07.......................           103,750
  400,000   Outboard Marine Corp. Series B
            10.750%, 06/01/08.......................            82,000
  350,000   Owens-Illinois, Inc.
            8.100%, 05/15/07........................           190,750
  350,000   Oxford Automotive, Inc. Series D
            10.125%, 06/15/07.......................           239,750
  150,000   P & L Coal Holdings Corp. Series B
            9.625%, 05/15/08........................           150,188
  300,000   Packaged Ice, Inc. Series B
            9.750%, 02/01/05........................           238,500
  250,000   Pac-West Telecomm, Inc.
            13.500%, 02/01/09.......................           208,750
  400,000   Park Place Entertainment
            9.375%, 02/15/07........................           414,000
Principal
Amount (a)                                                 Value
----------------------------------------------------------------------
$ 400,000   Parker Drilling Co.
            9.750%, 11/15/06........................  $        404,000
  400,000   Pep Boys (The) - Manny, Moe & Jack
            6.920%, 07/07/06........................           245,573
  400,000   Philipp Brothers Chemicals, Inc.
            9.875%, 06/01/08........................           290,000
  300,000   Pioneer Americas Acquisition Corp.
            Series B
            9.250%, 06/15/07........................            55,500
  300,000   Pioneer Natural Resource
            9.625%, 04/01/10........................           320,762
  350,000   Plains Resources, Inc.
            10.250%, 03/15/06.......................           351,750
  150,000   Pogo Producing Co. Series B
            8.750%, 05/15/07........................           148,500
   50,000   Port Royal Holdings, Inc.
            10.250%, 10/01/07.......................            39,250
  300,000   Premier Graphics, Inc.
            11.500%, 12/01/05.......................            10,500
  400,000   Price Communication Wireless, Inc.
            Series B
            9.125%, 12/15/06........................           407,000
  400,000   Primus Telecommunications Group, Inc.
            Series B
            9.875%, 05/15/08........................           110,000
  200,000   Protection One, Inc., 144A
            8.125%, 01/15/09........................           114,500
  250,000   PSINet, Inc.
            11.500%, 11/01/08.......................            68,750
  500,000   Qwest Communications International,
            Inc., Step Up
            9.470%, 10/15/07........................           450,065
  350,000   R & B Falcon Corp. Series B
            6.950%, 04/15/08........................           323,750
  400,000   Regal Cinemas, Inc.
            9.500%, 06/01/08........................            27,000

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Global High-Yield Bond Fund / December 31, 2000 (continued)

Principal
Amount (a)                                                 Value
----------------------------------------------------------------------
$ 200,000   Republic Technology International LLC,
            144A
            13.750%, 07/15/09.......................  $         21,000
  200,000   Rhythms NetConnections, Inc.
            12.750%, 04/15/09.......................            51,000
  200,000   Rural Cellular Corp. Series B
            9.625%, 05/15/08........................           185,000
  300,000   Russell-Stanley Holdings, Inc.
            10.875%, 02/15/09.......................            76,875
  239,050   S.D. Warren Co.
            14.000%, 12/15/06.......................           260,564
  300,000   Salem Communications Corp. Series B
            9.500%, 10/01/07........................           285,000
  250,000   Sbarro, Inc., 144A
            11.000%, 09/15/09.......................           251,563
  400,000   Scotts Co., 144A
            8.625%, 01/15/09........................           381,000
  350,000   Sequa Corp.
            9.000%, 08/01/09........................           349,125
  300,000   Sinclair Broadcast Group, Inc.
            10.000%, 09/30/05.......................           288,000
  405,000   Southwest Royalties, Inc.
            10.500%, 10/15/04.......................           344,250
  500,000   Sovereign Specialty Chemicals, Inc.
            11.875%, 03/15/10.......................           482,500
  400,000   Sprint Spectrum LP
            11.000%, 08/15/06.......................           429,240
  300,000   Stanadyne Automotive Corp. Series B
            10.250%, 12/15/07.......................           224,250
  400,000   Startec Global Communications Corp.
            12.000%, 05/15/08.......................           241,500
  300,000   Station Casinos, Inc.
            9.750%, 04/15/07........................           303,750
  150,000   Sterling Chemicals, Inc.
            11.750%, 08/15/06.......................            71,250
Principal
Amount (a)                                                 Value
----------------------------------------------------------------------
$ 250,000   Teligent, Inc.
            11.500%, 12/01/07.......................  $         32,500
  200,000   Tenet Healthcare Corp.
            9.250%, 09/01/10........................           218,250
  300,000   Tenet Healthcare Corp. Series B
            8.125%, 12/01/08........................           304,500
  400,000   Thermadyne Holdings Corp.
            9.875%, 06/01/08........................           254,000
  300,000   Time Warner Telecommunications LLC
            9.750%, 07/15/08........................           276,750
  400,000   TNP Enterprises, Inc.
            10.250%, 04/01/10.......................           420,000
  400,000   Trans World Airlines, Inc.
            11.375%, 03/01/06.......................            78,000
  250,000   Transportation Manufacturing Operations
            11.250%, 05/01/09.......................            68,750
  350,000   Trico Marine Services, Inc.
            8.500%, 08/01/05........................           334,688
  400,000   Tri-state Outdoor Media
            11.000%, 05/15/08.......................           306,000
  300,000   Triton Energy Ltd.
            8.875%, 10/01/07........................           304,875
  400,000   Tropical Sportswear International Corp.
            Series B, 144A
            11.000%, 06/15/08.......................           342,000
  300,000   Twin Laboratories, Inc.
            10.250%, 05/15/06.......................           196,500
  500,000   United International Holdings, Inc.
            Series B,
            Step Up
            10.750%, 02/15/08.......................           195,000
  250,000   United Rentals (North America), Inc.
            Series B
            9.250%, 01/15/09........................           191,250
  300,000   US Unwired, Inc., Step Up
            13.375%, 11/01/09.......................           138,000

    The accompanying notes are an integral part of the financial statements.
50

 Portfolio of Investments
 American Odyssey Funds, Inc. / Global High-Yield Bond Fund / December 31, 2000 (continued)

Principal
Amount (a)                                                 Value
----------------------------------------------------------------------
$ 400,000   Vectura Group, Inc. Series B
            10.250%, 06/30/08.......................  $        306,000
  500,000   Voicestream Wireless Corp.
            10.375%, 11/15/09.......................           538,125
  300,000   Wabtec, 144A
            9.375%, 06/15/05........................           268,500
  400,000   Waste Systems International, Inc.,
            Convertible, 144A
            7.000%, 05/13/05........................            40,000
  400,000   WCI Steel, Inc. Series B
            10.000%, 12/01/04.......................           276,000
  400,000   Weblink Wireless, Inc.,
            Step Up
            11.250%, 02/01/08(b)....................            92,000
  300,000   Williams Communications Group, Inc.
            10.875%, 10/01/09.......................           223,500
  350,000   Winstar Communications, Inc.
            12.750%, 04/15/10.......................           232,750
  300,000   Wiser Oil Co.
            9.500%, 05/15/07........................           239,250
  350,000   Yankeenets LLC, 144A
            12.750%, 03/01/07.......................           339,500
  400,000   Young Broadcasting, Inc. Series B
            8.750%, 06/15/07........................           370,000
                                                      ----------------
 TOTAL U.S. CORPORATE OBLIGATIONS
  (Cost $69,232,836)................................        52,330,200
                                                      ----------------
Shares
------

COMMON STOCKS -- 0.8%
    3,520   Globix Corp.*...........................             9,680
   21,338   Pathmark Stores, Inc.*..................           352,077
   27,137   Price Communications Corp.*.............           456,241
                                                      ----------------
TOTAL COMMON STOCKS
  (Cost $746,967)...................................           817,998
                                                      ----------------
Shares                                                     Value
----------------------------------------------------------------------

PREFERRED STOCKS -- 0.3%
      200   Benedek Communications (PIK), 11.5%*....  $         98,250
      258   Rural Cellular Corp. Series B (PIK),
            11.375%*................................           207,045
                                                      ----------------
 TOTAL PREFERRED STOCKS
  (Cost $396,712)...................................           305,295
                                                      ----------------

WARRANTS -- 0.1%
      250   Aavid Thermal Technologies, Inc.*.......             2,531
      150   AirGate PCS, Inc*.......................            11,850
    1,200   Classic Communications, Inc.*...........            14,724
    1,800   DIVA Systems Corp.*.....................            14,625
      250   GT Group Telecommunications, Inc.*......            11,000
      250   Key Energy Services, Inc.*..............            12,500
      200   Mrs. Fields Holding Co.*................             2,025
      300   Republic Technology International*......                 3
      400   Startec Global Communications Corp.*....               260
                                                      ----------------
TOTAL WARRANTS
  (Cost $15,284)....................................            69,518
                                                      ----------------
Principal
Amount (a)
----------

SHORT-TERM INVESTMENTS -- 3.6%
Cash Equivalents -- 3.5%
$ 305,874   Banc One
            6.800%, 07/02/01(c).....................           305,874
  305,874   Bank of Montreal
            6.560%, 01/05/01(c).....................           305,874
  152,937   Bank of Nova Scotia
            6.630%, 01/19/01(c).....................           152,937
  305,874   Bayerische Hypovereinsbank
            6.630%, 02/01/01(c).....................           305,874

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Global High-Yield Bond Fund / December 31, 2000 (continued)

Principal
Amount (a)                                                 Value
----------------------------------------------------------------------

$ 152,937   Credit Agricole Indosuez
            6.600%, 01/05/01(c).....................  $        152,937
  611,748   Credit Suisse First Boston
            6.790%, 01/02/01(c).....................           611,748
  604,971   Fleet National Bank
            6.850%, 04/30/01(c).....................           604,971
  957,385   Merrimac Cash Fund Premium Class(c).....           957,385
                                                      ----------------
                                                             3,397,600
                                                      ----------------
U.S. Treasury Bills -- 0.1%
   60,000   U.S. Treasury Bill
            5.900%, 03/01/01(d).....................            59,420
                                                      ----------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $3,457,020).................................         3,457,020
                                                      ----------------
TOTAL INVESTMENTS -- 93.1%
  (Cost $109,613,961)...............................        90,840,197
                                                      ----------------
Other assets in excess of liabilities -- 6.9%                6,737,610
                                                      ----------------
TOTAL NET ASSETS -- 100.0%                            $     97,577,807
                                                      ================

NOTES TO THE PORTFOLIO OF INVESTMENTS:

144A -- Securities restricted for resale to Qualified Institutional Buyers
ARS -- Argentinian Peso
EUR -- Euro
FLIRB -- Front Loaded Interest Reduction Bond
PIK -- Payment in Kind
Step Up -- Security is a "step up" bond where the coupon increases or steps up at a predetermined rate. Rates shown are current coupon and next coupon rate when security steps up.
Variable Rate -- The rates shown on variable rate securities reflect the currency interest rate at December 31, 2000, which are subject to change based on the terms of the security, including varying reset dates.
Yankee-Dollar -- U.S. Dollar denominated bonds issued by non-U.S. companies in the U.S.
(a) The Principal Amount shown is expressed in United States Dollars unless stated otherwise.
(b)  Security is a zero coupon bond.
(c)  Represents investments of security lending collateral (Note 2).
(d) Security has been pledged to cover collateral requirements for open futures.
*    Non-income producing security.

    The accompanying notes are an integral part of the financial statements.
52

 Investments by Country
 American Odyssey Funds, Inc. / Global High-Yield Bond Fund / December 31,
 2000

                                                    Percentage of
COUNTRY                                              Net Assets
-----------------------------------------------------------------

United States                                             58.2%
Argentina                                                  9.4
Russia                                                     6.6
Brazil                                                     6.2
Canada                                                     4.1
Great Britain                                              2.8
Bulgaria                                                   1.7
Philippines                                                1.1
Bermuda                                                    0.6
Mexico                                                     0.6
Netherlands                                                0.6
Bahama Islands                                             0.3
Cayman Islands                                             0.3
Peru                                                       0.3
South Korea                                                0.3
                                                     ---------
 Total                                                    93.1%
                                                     =========

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / International Equity Fund / December 31, 2000

Shares                                                      Value
-----------------------------------------------------------------------
COMMON STOCKS -- 95.5%
ADVERTISING -- 0.6%
   170,030  WPP Group Plc...........................  $       2,214,794
                                                      -----------------
AUTOMOTIVE -- 1.4%
   145,639  Bayerische Motoren Werke AG.............          4,758,303
                                                      -----------------
BANKING -- 12.8%
   249,396  ABN Amro Holdings.......................          5,670,991
    22,500  Acom Co., Ltd...........................          1,660,900
   388,282  Banco de Santander......................          4,155,743
    84,000  Bank of Tokyo-Mitsubishi, Ltd...........            836,321
   263,190  Barclay's Plc...........................          8,146,125
    60,880  Bayerische Hypo-Und Vereinsbank AG......          3,417,992
   180,264  DBS Group Holdings Ltd..................          2,037,542
   635,174  Lloyds TSB Group Plc....................          6,717,664
   202,280  National Australia Bank Ltd.............          3,238,139
    42,111  UBS AG - Registered.....................          6,873,416
   196,390  Westpac Banking Corp....................          1,439,774
                                                      -----------------
                                                             44,194,607
                                                      -----------------
BEVERAGES, FOOD & TOBACCO -- 5.6%
   382,160  Cadbury Schweppes Plc...................          2,643,133
   448,970  Diageo Plc..............................          5,030,035
    30,000  Heineken NV.............................          1,815,261
     4,140  Nestle SA...............................          9,657,031
                                                      -----------------
                                                             19,145,460
                                                      -----------------
CHEMICALS -- 2.5%
    72,960  Bayer AG................................          3,829,058
    93,000  Fuji Photo Film.........................          3,892,645
     1,544  Lonza AG................................            897,532
                                                      -----------------
                                                              8,619,235
                                                      -----------------
Shares                                                      Value
-----------------------------------------------------------------------
COMMERCIAL SERVICES -- 0.5%
    70,300  Brambles Industries Ltd.................  $       1,640,605
                                                      -----------------
COMMUNICATIONS -- 11.4%
   106,445  Alcatel Alsthom.........................          6,046,108
   445,090  Cable & Wireless Plc....................          6,003,819
   280,310  Ericsson LM - B.........................          3,193,600
   343,750  Marconi Corp. Plc.......................          3,692,012
   643,348  Telecom Italia SpA......................          7,115,172
 3,572,162  Vodafone Group Plc......................         13,100,190
                                                      -----------------
                                                             39,150,901
                                                      -----------------
ELECTRIC UTILITIES -- 2.3%
   358,275  EDP - Electricidade de Portugal, SA.....          1,183,991
   110,425  Veba AG.................................          6,717,959
                                                      -----------------
                                                              7,901,950
                                                      -----------------
ELECTRICAL EQUIPMENT -- 3.1%
   503,000  Hitachi Ltd.............................          4,483,843
   705,370  Invensys Plc............................          1,649,014
   257,000  NEC Corp................................          4,703,408
                                                      -----------------
                                                             10,836,265
                                                      -----------------
ELECTRONICS -- 3.7%
   145,425  Koninklijke (Royal) Philips Electronics
            NV......................................          5,327,470
    23,800  Murata Manufacturing Co., Ltd...........          2,792,644
    10,700  Rohm Co., Ltd...........................          2,033,187
    78,936  Smiths Group Plc........................            952,750
    25,500  Sony Corp...............................          1,764,011
                                                      -----------------
                                                             12,870,062
                                                      -----------------
ENTERTAINMENT & LEISURE -- 2.6%
   220,017  EMI Group Plc...........................          1,807,638
   396,619  Granada Compass Plc*....................          4,316,127
    83,250  Granada Group Plc, 144A*................            528,529

    The accompanying notes are an integral part of the financial statements.
54

 Portfolio of Investments
 American Odyssey Funds, Inc. / International Equity Fund / December 31, 2000 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
   470,100  Hilton Group Plc........................  $       1,467,652
   214,050  P & O Princess Cruises Plc*.............            904,896
                                                      -----------------
                                                              9,024,842
                                                      -----------------
FINANCIAL SERVICES -- 1.2%
   111,310  3i Group Plc............................          2,058,478
    58,348  Fortis (NL) NV..........................          1,895,382
                                                      -----------------
                                                              3,953,860
                                                      -----------------
FOOD RETAILERS -- 1.8%
   192,430  Koninklijke Ahold NV....................          6,207,561
                                                      -----------------
HEAVY CONSTRUCTION -- 0.9%
    45,000  Pohang Iron & Steel Co. Ltd. ADR........            700,313
    17,400  SMC Corp................................          2,239,754
                                                      -----------------
                                                              2,940,067
                                                      -----------------
HOME CONSTRUCTION, FURNISHINGS &
 APPLIANCES -- 0.2%
    78,550  RMC Group Plc...........................            691,122
                                                      -----------------
INDUSTRIAL - DIVERSIFIED -- 2.0%
   103,666  Vivendi Universal SA....................          6,822,591
                                                      -----------------
INSURANCE -- 10.7%
    57,080  Axa.....................................          8,252,769
   186,645  ING Groep NV............................         14,908,661
   376,165  Prudential Corp.........................          6,051,818
     3,193  Schweizerische Ruckversicherungs-
            Gesellschaft............................          7,654,934
                                                      -----------------
                                                             36,868,182
                                                      -----------------
MEDIA - BROADCASTING & PUBLISHING -- 3.9%
   197,213  Elsevier NV.............................          2,899,485
   325,591  News Corp., Ltd.........................          2,532,805
    89,091  Pearson Plc.............................          2,116,036
   179,350  Reuters Group Plc.......................          3,035,463
Shares                                                      Value
-----------------------------------------------------------------------
    76,000  Singapore Press Holdings Ltd............  $       1,122,011
    37,490  VNU NV..................................          1,842,585
                                                      -----------------
                                                             13,548,385
                                                      -----------------
MEDICAL SUPPLIES -- 2.3%
    33,000  Hoya Corp...............................          2,427,318
    93,000  Takeda Chemical Industries Ltd..........          5,505,079
                                                      -----------------
                                                              7,932,397
                                                      -----------------
OFFICE EQUIPMENT -- 1.8%
   177,000  Canon...................................          6,199,655
                                                      -----------------
OIL & GAS -- 7.6%
   522,131  ENI SpA.................................          3,333,389
11,240,000  PetroChina Co., Ltd.....................          1,873,708
    64,810  Royal Dutch Petroleum Co................          3,970,857
 1,103,765  Shell Transport & Trading...............          9,051,977
    53,450  Total Fina Elf SA.......................          7,948,731
                                                      -----------------
                                                             26,178,662
                                                      -----------------
PHARMACEUTICALS -- 9.1%
    65,275  AstraZeneca Group Plc...................          3,290,891
    97,447  Aventis SA..............................          8,554,112
   251,850  Glaxo Wellcome Plc......................          6,952,420
     3,872  Novartis AG.............................          6,845,599
       565  Roche Holding AG........................          5,756,348
                                                      -----------------
                                                             31,399,370
                                                      -----------------
REAL ESTATE -- 1.8%
   266,000  Cheung Kong (Holdings) Ltd..............          3,401,768
   274,000  Sun Hung Kai Properties Ltd.............          2,731,259
                                                      -----------------
                                                              6,133,027
                                                      -----------------
TELEPHONE SYSTEMS -- 4.9%
   376,000  China Mobile (HK)*......................          2,053,562

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / International Equity Fund / December 31, 2000 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
       531  Nippon Telegraph & Telephone Corp.......  $       3,826,733
       137  NTT DoCoMo..............................          2,363,309
   107,886  Royal KPN NV............................          1,241,800
    30,990  Tele Danmark A/S - B....................          1,263,001
   245,872  Telefonica SA*..........................          4,062,715
   319,050  Telstra Corp., Ltd......................          1,138,658
     1,642  Zurich Financial Services...............            989,964
                                                      -----------------
                                                             16,939,742
                                                      -----------------
TRANSPORTATION -- 0.8%
    69,260  Railtrack Group Plc.....................            957,014
    77,900  TNT Post Group NV.......................          1,883,988
                                                      -----------------
                                                              2,841,002
                                                      -----------------
TOTAL COMMON STOCKS
  (Cost $284,172,388)...............................        329,012,647
                                                      -----------------
Principal
Amount
---------

SHORT-TERM INVESTMENTS -- 5.4%
Cash Equivalents -- 5.4%
$1,667,123  Banc One
            6.800%, 07/02/01(a).....................          1,667,123
 1,667,123  Bank of Montreal
            6.560%, 01/05/01(a).....................          1,667,123
   833,561  Bank of Nova Scotia
            6.630%, 01/19/01(a).....................            833,561
 1,667,123  Bayerische Hypovereinsbank
            6.630%, 02/01/01(a).....................          1,667,123
   833,561  Credit Agricole Indosuez
            6.600%, 01/05/01(a).....................            833,561
 1,784,240  Credit Suisse First Boston
            6.790%, 01/02/01(a).....................          1,784,240
 3,347,314  Fleet National Bank
            6.850%, 04/30/01(a).....................          3,347,314
Principal
Amount                                                      Value
-----------------------------------------------------------------------

$6,718,094  Merrimac Cash Fund Premium Class(a).....  $       6,718,094
                                                      -----------------
                                                             18,518,139
                                                      -----------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $18,518,139)................................         18,518,139
                                                      -----------------
TOTAL INVESTMENTS -- 100.9%
  (Cost $302,690,527)...............................        347,530,786
                                                      -----------------

Other assets in excess of liabilities -- (0.9)%              (3,122,237)
                                                      -----------------

TOTAL NET ASSETS -- 100.0%                            $     344,408,549
                                                      =================
NOTES TO THE PORTFOLIO OF INVESTMENTS:

144A -- Securities restricted for resale to Qualified Institutional Buyers ADR -- American Depository Receipt
*    Non-income producing security.
(a)  Represents investments of security lending collateral (Note 2).

    The accompanying notes are an integral part of the financial statements.
56

 Investments by Country
 American Odyssey Funds, Inc. / International Equity Fund / December 31, 2000 (Unaudited)

                                                    Percentage of
COUNTRY                                              Net Assets
-----------------------------------------------------------------

Great Britain                                              27.1%
Netherlands                                                13.9
Japan                                                      13.0
Switzerland                                                11.2
France                                                     10.9
Germany                                                     5.4
United States                                               5.4
Italy                                                       3.0
Australia                                                   2.9
Hong Kong                                                   2.9
Spain                                                       2.4
Singapore                                                   0.9
Sweden                                                      0.9
Denmark                                                     0.4
Portugal                                                    0.4
South Korea                                                 0.2
                                                     ----------
 Total                                                    100.9%
                                                     ==========

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / December 31,
 2000

Shares                                                      Value
-----------------------------------------------------------------------
COMMON STOCKS -- 98.0%
ADVERTISING -- 0.7%
     1,200  24/7 Media, Inc.*.......................  $             638
     1,100  Ackerley Group, Inc.....................              9,900
       200  Avenue A, Inc.*.........................                362
     3,000  Catalina Marketing Corp.*...............            116,812
       400  Digital Impact, Inc.*...................                938
     2,200  Getty Images, Inc.*.....................             70,400
       700  internet.com Corp.*.....................              4,156
     3,100  Lamar Advertising Co.*..................            119,641
       600  Modem Media, Inc........................              1,987
     1,300  MyPoints.com, Inc.*.....................              1,544
    75,000  Penton Media, Inc.......................          2,015,625
     3,100  True North Communications...............            131,750
       900  Ventiv Health, Inc......................             11,306
                                                      -----------------
                                                              2,485,059
                                                      -----------------
AEROSPACE & DEFENSE -- 1.2%
     1,300  AAR Corp................................             16,412
     5,900  B.F. Goodrich Co........................            214,612
     2,000  Gencorp, Inc............................             19,250
       400  Heico Corp..............................              6,250
     1,400  Kaman Corp..............................             23,625
    64,400  Lockheed Martin Corp....................          2,186,380
     9,900  Moog, Inc. - Class A*...................            287,100
     1,200  Onyx Software Corp.*....................             13,200
     1,800  Orbital Sciences Corp.*.................              7,425
    31,800  Raytheon Co. - Class B..................            987,787
    24,700  Teledyne Technologies, Inc.*............            583,537
     2,400  Teleflex, Inc...........................            106,050
       700  Triumph Group, Inc.*....................             28,700
                                                      -----------------
                                                              4,480,328
                                                      -----------------
AIRLINES -- 0.8%
     3,100  Airtran Holdings, Inc.*.................             22,475
    50,400  Alaska Airgroup, Inc.*..................          1,499,400
Shares                                                      Value
-----------------------------------------------------------------------
     2,200  America West Holdings Corp.*............  $          28,187
     1,200  Atlantic Coast Airlines Holdings,
            Inc.*...................................             49,050
     1,000  Atlas Air, Inc.*........................             32,625
     2,200  Continental Airlines, Inc. - Class B*...            113,575
     2,100  Mesa Air Group, Inc.....................             14,700
     1,000  Mesaba Holdings, Inc.*..................             12,562
       700  Midwest Express Holdings*...............             10,281
     3,000  Skywest, Inc............................             86,250
    22,400  UAL Corp................................            872,200
     3,900  US Airways Group, Inc.*.................            158,194
                                                      -----------------
                                                              2,899,499
                                                      -----------------
APPAREL RETAILERS -- 0.6%
    29,300  Abercrombie & Fitch Co.*................            586,000
     1,500  AnnTaylor Stores Corp.*.................             37,406
       200  Bebe Stores, Inc.*......................              4,275
     4,100  Boyds Collection Ltd.*..................             38,181
       500  Buckle, Inc.*...........................              8,781
     1,200  Cato Corp...............................             16,500
     6,400  Charming Shoppes*.......................             38,400
       800  Chico's FAS, Inc.*......................             16,700
     1,200  Childrens Place, Inc. (The)*............             24,300
    55,600  Claire's Stores, Inc....................            997,325
       900  Dress Barn, Inc.*.......................             26,100
     1,900  Pacific Sunwear of California, Inc.*....             48,687
     1,400  Payless Shoesource, Inc.*...............             99,050
     5,300  Ross Stores, Inc........................             89,437
     2,100  Stein Mart, Inc.*.......................             24,412
     2,000  Sunglass Hut, Inc.*.....................             10,250
     1,400  Talbots, Inc............................             63,875
     1,900  Too, Inc.*..............................             23,750
       800  Wilsons The Leather Experts*............             11,200
                                                      -----------------
                                                              2,164,629
                                                      -----------------

    The accompanying notes are an integral part of the financial statements.
58

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / December 31, 2000 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
AUTOMOTIVE -- 0.5%
       600  American Axle & Manufacturing Holdings,
            Inc.*...................................  $           4,762
     2,550  ANC Rental Corp.........................              8,925
     4,125  Arvinmeritor, Inc.......................             46,922
     6,100  Autoliv, Inc............................             97,219
    21,200  AutoNation, Inc.*.......................            127,200
       700  Bandag, Inc.............................             28,394
     1,500  Borg-Warner Automotive, Inc.............             60,000
       800  Coachmen Industries, Inc................              8,400
     2,500  Copart, Inc.*...........................             53,750
     1,300  Delco Remy International, Inc...........             11,212
       700  Dura Automotive Systems, Inc............              3,675
     1,200  Exide Corp..............................              9,150
     2,800  Federal Signal Corp.....................             54,950
     4,300  Federal-Mogul Corp......................              9,944
     9,900  Goodyear Tire & Rubber Co. (The)........            227,601
     1,000  Group 1 Automotive, Inc.*...............              9,375
     1,400  Hayes Lemmerz International, Inc.*......              9,362
       400  IMPCO Technologies, Inc.*...............              4,800
     5,100  ITT Industries, Inc.....................            197,625
     2,500  JLG Industries, Inc.....................             26,562
     4,200  Lear Corporation*.......................            104,212
       900  Monaco Coach Corp.*.....................             15,919
       990  Myers Industries, Inc...................             14,355
     3,700  Navistar International Corp.*...........             96,894
       800  Oshkosh Truck Corp......................             35,200
     4,400  PACCAR, Inc.............................            216,700
     2,500  Pep Boys (The) - Manny, Moe & Jack......              9,062
     1,100  Smith (A.O.) Corp.......................             18,769
     1,500  Sonic Automotive, Inc.*.................             10,312
     2,000  SPX Corp.*..............................            216,375
Shares                                                      Value
-----------------------------------------------------------------------
     1,200  Superior Industries International.......  $          37,875
     1,600  Tenneco Automotive, Inc.................              4,800
       600  Thor Industries, Inc....................             11,850
     7,900  Visteon Corp............................             90,850
     1,100  Wabash National Corp....................              9,487
                                                      -----------------
                                                              1,892,488
                                                      -----------------
BANKING -- 3.8%
     1,400  Advanta Corp. - Class A.................             12,337
       500  Alabama National Bancorp................             11,312
    23,700  Alliance Bancorp, Inc...................            545,100
     1,800  Amcore Financial, Inc...................             37,237
     1,700  American Capital Strategies Ltd.........             42,819
     1,800  American Financial Holdings, Inc........             37,125
     4,800  AmeriCredit Corp.*......................            130,800
     1,200  Anchor Bancorp Wisconsin, Inc...........             19,200
       400  Andover Bancorp, Inc....................             13,775
     1,200  Area Bancshares Corp....................             19,800
     4,400  Associated Banc-Corp....................            133,650
     2,800  Astoria Financial Corp..................            152,075
     4,950  Bancorpsouth, Inc.......................             60,328
    27,400  BancWest Corp...........................            715,825
       500  Bank of Granite Corp....................             11,625
     2,000  Bank United Corp........................            136,375
     1,400  Bankatlantic Bancorp, Inc...............              5,250
     9,000  Banknorth Group, Inc....................            179,437
     1,700  Bay View Capital Corp...................             10,625
       500  Brookline Bancorp, Inc..................              5,750
       600  BSB Bancorp, Inc........................              7,903
       400  Capital City Bank Group, Inc............              9,925
       600  Cathay Bancorp, Inc.....................             35,400
       600  Century South Banks, Inc................             20,212
     1,100  Cheap Tickets, Inc.*....................             10,725
       700  Chemical Financial Corp.................             16,362

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / December 31, 2000 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
     1,800  Chittenden Corp.........................  $          54,562
     3,000  Citizens Banking Corp...................             87,187
     2,600  City National Corp......................            100,912
       600  CityBank (Lynwood, WA)..................             12,825
     5,900  Colonial Bancgroup, Inc.................             63,425
     2,000  Commerce Bancorp, Inc...................            136,750
     3,895  Commerce Bancshares, Inc................            165,537
     3,600  Commercial Federal Corp.................             69,975
     7,600  Compass Bancshares, Inc.................            181,450
       800  CompuCredit Corp.*......................             14,500
       700  Corus Bankshares, Inc...................             34,639
       400  CPB, Inc................................             11,150
     3,300  Cullen/Frost Bankers, Inc...............            137,981
     1,200  CVB Financial Corp......................             20,400
     7,700  Dime Bancorp, Inc.......................            227,631
       800  Dime Community Bancshares...............             20,200
     1,300  Downey Financial Corp...................             71,500
       300  ePlus, Inc..............................              3,412
       600  F&M Bancorp.............................             12,375
     1,500  F&M National Corp.......................             39,187
     1,400  F.N.B. Corp.............................             29,400
       300  Farmers Capital Bank Corp...............              8,287
       700  Financial Federal Corp.*................             16,712
     3,900  Finova Group, Inc.......................              3,656
     1,300  First BanCorp. (Puerto Rico)............             30,712
       600  First Busey Corp. - Class A.............             11,962
     2,100  First Charter Corp......................             31,237
       400  First Citizens Bancshares...............             32,300
     3,800  First Commonwealth Financial Corp.......             38,000
       900  First Federal Capital Corp..............             13,050
     2,200  First Financial Bancorp.................             37,400
       500  First Financial Bankshares, Inc.........             15,719
       400  First Financial Corp....................             12,775
       800  First Financial Holdings, Inc...........             15,750
       600  First Indiana Corp......................             14,100
Shares                                                      Value
-----------------------------------------------------------------------
       700  First Merchants Corporation.............  $          15,881
     2,600  First Midwest Bancorp, Inc..............             74,750
     1,200  First Niagara Financial Group, Inc......             12,975
     2,000  First Sentinel Bancorp, Inc.............             23,000
     8,200  First Tennessee National Corp...........            237,287
     2,800  First Virginia Banks, Inc...............            134,400
     1,100  Firstfed Financial Corp.*...............             35,544
     5,200  FirstMerit Corporation..................            139,019
     1,200  Frontier Financial Corp.................             30,075
     1,800  Gold Banc Corporation, Inc..............              8,437
     4,300  Golden State Bancorp, Inc.*.............            135,181
     5,500  Greenpoint Financial Corp...............            225,156
     1,300  Harbor Florida Bancshares, Inc..........             19,419
       420  Harleysville National Corp..............             14,569
    10,100  Hibernia Corp...........................            128,775
     3,400  Hudson City Bancorp, Inc................             68,850
     3,520  Hudson United Bancorp...................             73,700
     2,400  Imperial Bancorp*.......................             63,000
     4,200  Independence Community Bank.............             66,937
       700  Independent Bank Corp...................              8,750
     1,100  Integra Bank Corp.......................             28,119
     1,000  International Bancshares Corp...........             34,125
     1,900  Investors Financial Services Corp.......            163,400
     5,752  M&T Bank Corporation....................            391,136
       700  Medallion Financial Corp................             10,237
     4,300  Mercantile Bankshares Corp..............            185,706
     1,200  Merchants New York Bancorp..............             30,075
     3,700  Metris Companies, Inc...................             97,356
       515  Mid-America Bancorp.....................             11,716
       400  Mississippi Valley Bancshares...........             11,750
     1,700  N.B.T Bancorp, Inc......................             24,862
    35,580  National Commerce Bancorp...............            880,605

    The accompanying notes are an integral part of the financial statements.
60

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / December 31, 2000 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
     1,155  National Penn Bancshares, Inc...........  $          23,317
    70,700  Net.B@nk, Inc.*.........................            463,969
     1,000  New York Community Bancorp, Inc.........             36,750
     2,400  NextCard, Inc.*.........................             19,200
    10,200  North Fork Bancorporation...............            250,537
    14,130  Northrim Bank...........................            143,066
       900  Northwest Bancorp, Inc..................              8,156
     2,800  Nvidia Corp.*...........................             91,744
       800  Oceanfirst Financial Corp...............             19,700
     3,200  Ocwen Financial Corp.*..................             20,400
     3,500  Old National Bancorp....................            104,781
       600  Omega Financial Corp....................             16,200
       700  Oriental Financial Group, Inc...........              9,319
     5,000  Pacific Century Financial Corp..........             88,437
       700  Pacific Northwest.......................              9,669
       600  Park National Corp......................             53,812
     1,700  Peoples Bank Bridgeport.................             43,987
       800  PFF Bancorp, Inc........................             16,700
     8,600  Popular, Inc............................            226,287
     1,000  Premier National Bancorp................             20,812
     1,200  Promistar Financial Corp................             20,869
    15,000  Prosperity Bancshares, Inc..............            296,250
     1,800  Provident Bankshares Corp...............             37,575
     1,400  Provident Financial Group, Inc..........             52,500
     1,900  Richmond County Financial Corp..........             49,637
     1,300  Riggs National Corp.....................             18,119
     3,800  Roslyn Bancorp, Inc.....................            103,787
     1,800  S & T Bancorp, Inc......................             38,925
       600  Sandy Spring Bancorp, Inc...............             13,650
       500  Santander Bancorp.......................              9,625
     1,300  Seacoast Financial Services Corp........             15,600
Shares                                                      Value
-----------------------------------------------------------------------
     2,800  Silicon Valley Bancshares*..............  $          96,775
     5,390  Sky Financial Group, Inc................             90,282
     2,870  South Financial Group, Inc. (The).......             38,027
     1,700  Southwest Bancorp Of Texas*.............             72,994
    14,200  Sovereign Bancorp, Inc..................            115,375
     2,400  Staten Island Bancorp, Inc..............             51,300
    60,400  Sterling Bancshares, Inc................          1,192,900
       300  Student Loan Corp.......................             16,331
     2,400  Susquehanna Bancshares, Inc.............             39,600
     5,100  TCF Financial Corp......................            227,269
       990  Texas Regional Bancshares, Inc..........             32,175
     2,400  Total System Services, Inc..............             53,700
       900  Trust Company of New Jersey.............             11,306
     3,795  Trustco Bank Corp.......................             46,252
     3,700  Trustmark Corp..........................             77,700
       600  U.S.B. Holding Co., Inc.................              7,537
       600  UCBH Holdings, Inc......................             27,975
     1,000  UMB Financial Corp......................             37,375
     2,000  United Bankshares, Inc..................             42,500
     1,800  United Community Financial..............             12,487
       800  United National Bancorp NJ..............             15,350
     2,800  Unitrin, Inc............................            113,750
     3,800  Valley National Bancorp.................            126,587
     2,000  W Holding Company, Inc..................             23,250
     3,400  Washington Federal, Inc.................             96,687
     3,200  Webster Financial Corp..................             90,600
     1,200  Wesbanco, Inc...........................             28,200
     2,300  Westamerica Bancorp.....................             98,900
       540  Westcorp................................              8,100
     1,400  Whitney Holding Corp....................             50,837
    13,800  Wilmington Trust Corp...................            856,462
     5,400  Zions Bancorporation....................            337,162
                                                      -----------------
                                                             14,001,547
                                                      -----------------

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / December 31, 2000 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
BEVERAGES, FOOD & TOBACCO -- 1.3%
     2,200  Adolph Coors Co.........................  $         176,687
       700  Agribrands International, Inc.*.........             37,450
     1,300  American Italian Pasta Company*.........             34,856
     2,300  Bob Evans Farms.........................             49,019
     3,000  Brown-Forman Corp.......................            199,500
     2,200  Cadiz, Inc.*............................             19,662
     3,100  Chiquita Brands International...........              3,100
       100  Coca-Cola Bottling Co. Consolidated.....              3,787
       900  Constellation Brands, Inc...............             52,875
     2,200  Corn Products International, Inc........             63,937
     2,300  Dean Foods Co...........................             70,581
     3,200  Del Monte Foods Co.*....................             23,200
     1,000  Dreyers Grand Ice Cream, Inc............             32,250
     2,700  Earthgrains Company.....................             49,950
       100  Farmer Brothers Co......................             20,750
     2,400  Fleming Companies, Inc..................             28,350
    44,850  Flowers Industries, Inc.................            706,387
     2,006  Hain Celestial Group, Inc.*.............             65,195
     6,700  Hercules, Inc...........................            127,719
     4,900  Hormel Foods Corp.......................             91,262
     5,000  IBP, Inc................................            133,750
       900  International Multifoods Corp...........             18,281
     1,800  Interstate Bakeries.....................             25,312
     1,300  Keebler Foods Company...................             53,869
     1,400  Lance, Inc..............................             17,719
     4,300  McCormick & Co..........................            155,069
       700  Michael Foods, Inc......................             21,087
     6,000  Pepsi Bottling Group, Inc...............            239,625
       900  Performance Food Group Co.*.............             46,139
     1,000  Pilgrim's Pride Corp....................              7,812
Shares                                                      Value
-----------------------------------------------------------------------
     2,000  Ralcorp Holdings, Inc.*.................  $          32,750
       600  Rica Foods, Inc.*.......................              3,225
       700  Riviana Foods, Inc......................             13,737
     6,500  RJ Reynolds Tobacco Holdings, Inc.......            316,875
       600  Robert Mondavi Corp. - Class A*.........             32,475
       800  Seminis, Inc.*..........................                500
     2,800  Sensient Technologies Corp..............             63,700
     1,400  Smart & Final, Inc.*....................             11,900
     3,500  Smithfield Foods, Inc.*.................            106,400
     1,400  Smucker (J.M.) Co.......................             39,130
     1,800  Suiza Foods Corp.*......................             86,400
     8,300  SUPERVALU, Inc..........................            115,162
    35,150  Tasty Baking............................            492,451
     2,100  Tootsie Roll Industries.................             96,731
     2,200  Topps Company (The)*....................             20,212
       900  Triarc Companies*.......................             21,825
     7,800  Tyson Food, Inc. - Class A..............             99,450
       900  United Natural Foods, Inc.*.............             15,862
    10,200  UST, Inc................................            286,237
     1,050  Vector Group Ltd........................             16,603
     8,877  Whitman Corp............................            145,366
                                                      -----------------
                                                              4,592,171
                                                      -----------------
BUILDING MATERIALS -- 0.2%
     1,300  Amcol International Corp................              6,175
       300  Carbo Ceramics, Inc.....................             11,231
       400  Centex Construction Products............             10,925
     1,800  Comfort Systems USA, Inc.*..............              3,825
     3,400  Dal-Tile International, Inc.*...........             48,237
     1,400  Elcor Corp..............................             23,625
     3,300  Encompass Services Corporation*.........             16,706
     2,500  Fisher Scientific International*........             92,187
     1,200  Florida Rock Industries.................             46,950
     4,000  Ingram Micro, Inc.*.....................             45,000

    The accompanying notes are an integral part of the financial statements.
62

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / December 31, 2000 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
     2,000  Integrated Electrical Services, Inc.....  $          11,875
     1,900  Lafarge Corp............................             44,887
     1,200  Latitude Communications.................              4,650
       900  Mattson Technology, Inc.*...............              9,281
     2,100  MEMC Electronics Materials*.............             20,344
     1,000  Molecular Devices Corp.*................             68,437
     5,800  Omnicare, Inc...........................            125,425
     2,200  Owens & Minor, Inc......................             39,050
       700  Packard Bioscience Company..............              8,137
       700  U.S. Aggregates, Inc....................              5,381
     1,700  Universal Corp..........................             59,500
     2,600  USG Corp................................             58,500
       200  Vital Signs, Inc........................              6,425
                                                      -----------------
                                                                766,753
                                                      -----------------
BUSINESS SERVICES -- 0.3%
       700  Fair Issac & Co., Inc...................             35,700
    38,400  Watson Wyatt & Co Holdings..............            902,400
                                                      -----------------
                                                                938,100
                                                      -----------------
CHEMICALS -- 3.5%
    47,900  Agrium, Inc.............................            700,537
     3,300  Airgas, Inc.*...........................             22,481
     1,500  Albemarle Corp..........................             37,125
     1,100  Arch Chemicals, Inc.....................             19,525
       600  Bio-Rad Laboratories*...................             19,080
     4,200  Cabot Corp..............................            110,775
     1,477  Cabot Microelectronics Corp.............             76,712
   697,200  Calgon Carbon Corp......................          3,965,325
     1,600  Cambrex Corp............................             72,400
     1,900  Carlisle Cos., Inc......................             81,581
       900  Chemfirst, Inc..........................             19,856
     3,600  Cooper Tire & Rubber Co.................             38,250
     7,200  Crompton Corporation....................             75,600
     2,600  Cytec Industries, Inc.*.................            103,837
     4,800  Eastman Chemical Co.....................            234,000
Shares                                                      Value
-----------------------------------------------------------------------
     3,900  Ethyl Corp..............................  $           5,606
     2,100  Ferro Corp..............................             48,300
       900  Fuller (H. B.) Co.......................             35,508
       100  GenTek, Inc.............................              1,650
     2,000  Georgia Gulf Corp.......................             34,125
     3,000  Great Lakes Chemical Corp...............            111,562
    99,700  IMC Global, Inc.........................          1,551,581
     6,500  International Flavors & Fragrances,
            Inc.....................................            132,031
       900  International Specialty Products,
            Inc.*...................................              6,019
       200  Liqui-Box Corp..........................              7,450
     3,400  Lubrizol Corp...........................             87,550
     4,800  Lyondell Chemical Company...............             73,500
     1,100  MacDermid, Inc..........................             20,900
     4,200  Millennium Chemicals, Inc...............             76,125
     1,300  Minerals Technologies, Inc..............             44,444
       200  NCH Corp................................              7,600
     1,300  NL Industries...........................             31,525
    39,700  Olin Corp...............................            878,362
     1,500  OM Group, Inc...........................             81,937
     2,000  Omnova Solutions, Inc...................             12,000
     6,000  Polyone Corp............................             35,250
    33,300  Potash Corp. of Saskatchewan, Inc.......          2,607,806
     2,100  Schulman (A.), Inc......................             24,150
       900  Scotts Company (The)*...................             33,244
       500  Sequa Corp.*............................             18,187
    69,800  Solutia, Inc............................            837,600
       900  Spartech Corp...........................             18,506
       800  Surmodics, Inc..........................             29,450
     2,000  Syntroleum Corporation*.................             34,000
     3,600  Tupperware Corp.........................             73,575
     1,200  Uniroyal Technology Corp.*..............              7,500
     4,200  USEC, Inc...............................             18,112
     3,800  Vertex Pharmaceuticals, Inc.*...........            271,700

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / December 31, 2000 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
     3,400  W.R. Grace & Co.*.......................  $          10,837
     2,300  Wellman, Inc............................             32,487
                                                      -----------------
                                                             12,877,263
                                                      -----------------
COAL -- 0.5%
   119,100  Arch Coal, Inc..........................          1,682,287
     1,600  Consol Energy, Inc......................             44,700
     3,300  Pittston Brink's Group..................             65,587
                                                      -----------------
                                                              1,792,574
                                                      -----------------
COMMERCIAL SERVICES -- 6.0%
     1,100  Aaron Rents, Inc........................             15,469
     1,100  ABM Industries, Inc.....................             33,687
     3,400  ACNielsen Corporation*..................            123,250
     1,200  Administaff, Inc.*......................             32,640
     4,100  Advanced Tissue Sciences, Inc.*.........             12,428
       600  Advantage Learning Systems, Inc.*.......             20,175
     1,000  Advo, Inc.*.............................             44,375
     2,400  Affymetrix, Inc.*.......................            178,650
    12,600  Allied Waste Industries, Inc.*..........            183,487
     1,200  Allscripts, Inc.*.......................             11,213
       600  Amerco, Inc.*...........................             11,775
     1,300  Anixter International, Inc.*............             28,112
     2,300  APAC Customer Services, Inc.*...........              8,481
     4,700  Apollo Group, Inc.*.....................            231,181
     1,500  Ariad Pharmaceuticals, Inc..............              7,125
     1,500  Avis Group Holdings, Inc.*..............             48,844
     2,600  Billing Concepts Corp...................              5,200
       400  Bone Care International, Inc............              6,925
     2,600  Bowne & Co., Inc........................             27,462
       600  Breakaway Solutions, Inc.*..............                525
       800  Bright Horizons Family Solutions,
            Inc.*...................................             20,900
       500  Caci International, Inc.*...............             11,508
    43,800  Career Education Corp.*.................          1,713,675
Shares                                                      Value
-----------------------------------------------------------------------
       900  CDI Corp.*..............................  $          13,162
     4,500  Celgene Corp.*..........................            146,250
       800  Central Parking Corp....................             16,000
     4,500  Century Business Services, Inc.*........              5,062
    45,581  Cephalon, Inc.*.........................          2,885,847
     1,200  Coinstar, Inc...........................             18,300
       600  Collateral Therapeutics, Inc.*..........             10,612
     3,000  COR Therapeutics, Inc.*.................            105,562
    36,200  Corinthian Colleges, Inc.*..............          1,373,337
    49,100  Corporate Executive Board Co. (The)*....          1,952,491
     6,884  Corrections Corporation of Amercia......              2,367
         2  Corrections Corporation of Amercia......                 13
     2,900  Critical Path, Inc.*....................             89,175
     1,900  CuraGen Corp.*..........................             51,894
     1,000  CV Therapeutics, Inc.*..................             70,750
     4,500  Cytogen Corp.*..........................             10,547
     2,300  Cytyc Corp.*............................            143,894
     3,800  Devry, Inc.*............................            143,450
     1,200  DiamondCluster International Inc. -
            Class A.................................             36,600
    90,200  Digitas, Inc.*..........................            456,637
     1,500  Dollar Thrifty Automotive Group*........             28,125
       300  eBenX, Inc.*............................              2,025
       900  Edison Schools, Inc.*...................             28,350
     1,300  Education Management, Inc.*.............             46,475
    33,000  EGL, Inc.*..............................            789,937
     1,200  Electro Rent Corp.*.....................             16,950
       900  Entremed, Inc.*.........................             15,525
     1,400  Enzo Biochem, Inc.*.....................             34,825
     8,900  Equifax, Inc............................            255,319
       900  F.Y.I., Inc.*...........................             33,187
    29,700  Firepond, Inc.*.........................            280,294
     1,100  First Consulting Group, Inc.............              5,225

    The accompanying notes are an integral part of the financial statements.
64

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / December 31, 2000 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
     4,800  Flour Corp.*............................  $         158,700
       700  Forrester Research, Inc.*...............             35,044
    11,100  Freemarkets, Inc.*......................            210,900
     1,100  Frontier Airlines, Inc.*................             34,031
     1,300  G&K Services, Inc.......................             36,562
     1,600  Gene Logic, Inc.*.......................             29,400
     1,400  Genome Therapeutics Corp.*..............              9,756
     1,000  Gentiva Health Services.................             13,375
     5,700  H&R Block, Inc..........................            235,837
       600  Hall Kinion & Associates, Inc.*.........             12,075
     9,900  Hanover Direct, Inc.*...................              3,712
     2,000  Harland (John H.) Co....................             28,250
    65,200  Heidrick & Struggles International,
            Inc.*...................................          2,742,475
     1,300  Hertz Corp..............................             44,362
       300  Hotel Reservations Network, Inc.*.......              8,512
     2,500  Icos Corporation*.......................            129,844
     2,100  Idec Pharmaceuticals Corp.*.............            398,081
     2,400  Immunogen, Inc.*........................             51,450
     3,400  Incyte Pharmaceuticals, Inc.*...........             84,575
     1,200  Interlogix, Inc.........................             22,650
       800  Interpool, Inc..........................             13,650
     2,300  Iron Mountain, Inc.*....................             85,387
     2,700  Isis Pharmaceuticals, Inc.*.............             28,687
       700  ITT Educational Services, Inc.*.........             15,400
     1,500  Jacobs Engineering Group, Inc.*.........             69,281
     1,100  Kelly Services, Inc.....................             25,987
     1,000  Key3Media Group.........................             12,187
     1,795  kforce.com, Inc.*.......................              5,497
     2,300  Korn/Ferry International*...............             48,875
     2,000  Labor Ready, Inc.*......................              6,625
       700  Learning Tree International*............             34,650
       500  Lightspan, Inc.*........................                719
Shares                                                      Value
-----------------------------------------------------------------------
    40,300  Lo-Jack Corp.*..........................  $         304,769
       300  Luminex Corp............................              7,819
     1,200  Madison Gas & Electric Co...............             27,150
     2,300  Mail-Well, Inc.*........................              9,919
       300  Management Network Group, Inc.*.........              3,562
     4,800  Manpower, Inc...........................            182,400
     9,500  MarchFirst, Inc.*.......................             14,250
     4,800  Massey Energy Co........................             61,200
       700  Maximus, Inc.*..........................             24,456
     1,052  MedQuist, Inc.*.........................             16,832
       700  Memberworks, Inc.*......................             14,875
     1,400  Metricom, Inc.*.........................             14,087
     4,400  Metromedia International Group, Inc.*...             11,440
       800  Midas, Inc..............................              9,550
     5,700  Modis Professional Services, Inc.*......             23,512
    37,000  Mutual Risk Management Ltd..............            561,937
     1,200  Myriad Genetics, Inc.*..................             99,300
       400  National Processing, Inc.*..............              6,800
     2,700  NationsRent, Inc.*......................              4,219
     2,300  Navigant Consulting, Inc................              8,769
     2,200  NBC Internet, Inc.*.....................              7,700
     1,200  NCO Group, Inc.*........................             36,450
     1,400  NeoRx Corporation*......................              7,350
     1,600  Netcentives, Inc*.......................              6,100
       200  NetRatings, Inc.*.......................              2,937
     1,200  Neurocrine Biosciences, Inc.*...........             39,750
     1,000  Neurogen Corp.*.........................             35,125
       800  New England Business Service, Inc.......             14,600
     2,100  Northwest Airlines Corp.*...............             63,262
     3,000  Ogden Corp.*............................             46,125
     1,300  On Assignment, Inc.*....................             37,050
       400  Orchid Biosciences......................              5,600

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / December 31, 2000 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
       300  Paradigm Genetics, Inc..................  $           3,000
     3,100  PerkinElmer, Inc........................            325,500
     1,800  Per-Se Technologies.....................              6,272
     1,200  Pharmacopeia, Inc.*.....................             26,175
    69,100  Predictive Systems, Inc.*...............            494,500
     1,100  Prepaid Legal Services, Inc.*...........             28,050
     2,300  Profit Recovery Group International*....             14,662
       900  ProsoftTraining.com*....................             10,912
     1,900  Quest Diagnostics, Inc.*................            269,800
     7,300  Quintiles Transnational Corp.*..........            152,844
     5,800  R.R. Donnelley & Sons Co................            156,600
     1,100  Regeneron Pharmaceutical*...............             38,792
     1,900  Regis Corp..............................             27,550
     1,100  Rent-A-Center, Inc.*....................             37,950
     1,500  Rent-Way, Inc.*.........................              6,656
    11,100  Republic Services, Inc.*................            190,781
     1,100  ResCare, Inc.*..........................              4,950
     8,500  Resources Connection, Inc...............            161,500
     2,700  Rollins Truck Leasing Corp..............             21,600
     1,100  Rollins, Inc............................             22,069
       300  Sequenom, Inc.*.........................              4,200
    17,200  Service Corp. International.............             30,100
    18,600  Servicemaster Company...................            213,900
     3,300  Sitel Corp.*............................              9,487
     1,300  Softnet Systems*........................              2,356
     2,800  Sotheby's, Inc..........................             64,925
     9,200  SpeechWorks International, Inc..........            451,375
     3,600  Spherion Corp...........................             40,725
     1,100  Standard Register Co....................             15,675
       500  Startek, Inc.*..........................              7,687
     1,000  Stericycle, Inc.*.......................             38,125
     5,000  Stewart Enterprises, Inc................              9,531
     1,700  Sylvan Learning Systems, Inc.*..........             25,181
Shares                                                      Value
-----------------------------------------------------------------------
       600  Tejon Ranch Co..........................  $          11,544
     1,600  Teletech Holdings, Inc.*................             29,400
     2,300  Tetra Tech, Inc.*.......................             73,312
     1,300  Thermo Cardiosystems, Inc.*.............             11,375
     1,000  Trimeris, Inc.*.........................             54,875
     4,000  U.S. Oncology, Inc.*....................             25,250
     2,100  United Rentals, Inc.*...................             28,219
       800  URS Corp................................             11,750
     3,500  Valassis Communications, Inc.*..........            110,469
     1,400  Ventro Corp.*...........................              1,400
     5,900  Viad Corp...............................            135,700
       700  Volt Information Sciences, Inc.*........             14,525
       600  Wackenhut Corp..........................              8,100
     2,600  Wallace Computer Services, Inc..........             44,200
     1,200  Waste Connections, Inc.*................             39,675
     3,900  Wind River Systems*.....................            133,087
     1,000  Worldwide Xceed Group, Inc..............                125
       800  Xtra Corp.*.............................             38,400
                                                      -----------------
                                                             21,875,541
                                                      -----------------
COMMUNICATIONS -- 1.7%
     2,300  ACTV, Inc.*.............................              9,775
     2,400  Adaptive Broadband Corp.*...............             14,700
    48,100  Advanced Fibre Communication, Inc.*.....            868,806
     1,400  Advanced Radio Telecom Corp.*...........              1,444
       400  Airnet Communications Corp.*............              2,700
     1,700  Allen Telecom, Inc.*....................             30,494
     1,900  ANADIGICS, Inc.*........................             31,112
     5,100  Andrew Corp.*...........................            110,925
     1,400  Antec Corp.*............................             11,069
     3,200  Aspect Communications Corp.*............             25,750

    The accompanying notes are an integral part of the financial statements.
66

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / December 31, 2000 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
       600  Brooktrout, Inc.*.......................  $           5,681
     2,700  Cable Design Technologies Corp.*........             45,394
       600  Carrier Access Corp.*...................              5,400
     1,500  C-COR.net Corporation*..................             14,578
       700  Celeritek, Inc.*........................             26,687
       200  Centillium Communications, Inc.*........              4,450
     1,000  Concord Communications, Inc.*...........              8,750
    35,900  Crown Castle International Corp.*.......            971,544
       900  CT Communications, Inc..................             12,656
     1,100  CTC Communications Group, Inc.*.........              5,087
       300  Cubic Corp..............................              7,706
       600  Davox Corp.*............................              5,850
     4,300  DMC Stratex Networks, Inc...............             64,500
     1,700  Efficient Networks, Inc.*...............             24,225
     1,300  Elantec Semiconductor, Inc.*............             36,075
     3,900  Glenayre Technologies, Inc.*............             13,772
     3,200  Harmonic Lightwaves, Inc.*..............             18,200
     4,400  Harris Corp.............................            134,750
       700  iBEAM Broadcasting Corp.*...............                744
    50,445  Inet Technologies, Inc.*................          2,043,022
     4,000  Intelect Communications, Inc.*..........              1,500
     1,800  Intelidata Technologies Corp.*..........              4,669
     3,300  InterDigital Communications Corp.*......             17,841
     1,700  International FiberCom, Inc.*...........              8,394
     1,200  Inter-Tel, Inc..........................              9,225
     1,500  InterVoice-Brite, Inc.*.................             10,875
     1,200  Intraware, Inc.*........................              1,763
     1,900  L-3 Communications Holdings, Inc.*......            146,300
Shares                                                      Value
-----------------------------------------------------------------------
     1,600  Leap Wireless International, Inc.*......  $          40,000
       200  Liberty Livewire Corp.*.................              1,537
       700  Lifeminders.com, Inc.*..................              2,450
       200  Marketwatch.com, Inc.*..................                600
       400  MCK Communications, Inc.*...............              3,375
       400  Metawave Communications Corp............              3,650
       300  Neon Communications, Inc................              1,950
     2,100  Netro Corp.*............................             14,569
     6,000  NorthPoint Communications Group,
            Inc.*...................................              2,063
       800  NTELOS, Inc.............................             14,100
       500  Nucentrix Broadband Networks, Inc.*.....              5,625
       600  Osicom Technologies, Inc.*..............              9,637
     2,500  Paxson Communications Corp.*............             29,844
     4,900  P-COM, Inc.*............................             15,006
    52,600  Pinnacle Holdings, Inc.*................            476,687
     3,000  Plantronics, Inc.*......................            141,000
     3,000  Polycom, Inc.*..........................             96,562
     1,600  Powertel, Inc.*.........................             99,100
     2,700  Powerwave Technologies, Inc.*...........            157,950
     1,600  Proxim, Inc.*...........................             68,800
     1,200  Rainbow Technologies, Inc.*.............             18,975
     1,100  SAVVIS Communications Corp.*............                962
     1,500  Sawtek, Inc.*...........................             69,281
     1,800  SBA Communications Corp.*...............             73,912
     2,100  Sirius Satellite Radio, Inc.*...........             62,869
       300  SmartServ Online, Inc.*.................              2,128
       900  Spectralink Corp.*......................             12,994
     1,050  Symmetricom, Inc.*......................             10,237
     2,700  Tekelec*................................             81,000
     2,200  Terayon Communication Systems, Inc.*....              8,937

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / December 31, 2000 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
     7,800  Terremark Worldwide, Inc.*..............  $           5,850
       100  Time Warner Telecom, Inc. - Class A*....              6,344
       700  Tollgrade Communications, Inc.*.........             25,550
       400  Turnstone Systems, Inc.*................              2,975
     1,000  Tut Systems, Inc.*......................              8,250
       700  U.S. Wireless Corp.*....................              3,062
       300  Ulticom, Inc.*..........................             10,219
       500  UTStarcom, Inc.*........................              7,750
     1,300  Vertel Corp.*...........................              3,047
     1,000  Viasat, Inc.*...........................             13,125
     1,700  Westell Technologies, Inc.*.............              5,206
       800  XM Satellite Radio Holdings, Inc.*......             12,850
     1,000  Zixit Corporation*......................              8,750
                                                      -----------------
                                                              6,395,191
                                                      -----------------
COMPUTER HARDWARE -- 0.4%
     1,500  Computer Network Technology Corp.*......             43,219
     4,500  Diebold, Inc............................            150,187
     5,200  Foundry Networks, Inc.*.................             78,000
   241,900  Iomega Corp.*...........................            815,203
     4,000  Maxtor Corp.*...........................             22,375
     1,500  MTI Technology Corp.*...................              5,906
     6,000  NCR Corp.*..............................            294,750
     1,000  Paradyne Networks, Inc.*................              1,812
     5,200  Tektronix, Inc..........................            175,175
                                                      -----------------
                                                              1,586,627
                                                      -----------------
COMPUTER SERVICES -- 2.1%
     3,600  BISYS Group, Inc.*......................            187,650
    15,300  Cadence Design Systems, Inc.*...........            420,750
     8,000  Ceridian Corp.*.........................            159,500
     1,200  Clarent Corp.*..........................             13,575
     1,300  Com21, Inc.*............................              6,094
Shares                                                      Value
-----------------------------------------------------------------------
       200  Corillian Corp.*........................  $           2,400
     3,300  CSG Systems Inernational, Inc.*.........            154,894
    49,000  Documentum, Inc.*.......................          2,434,687
     1,700  DSP Group, Inc.*........................             35,780
     3,200  Electronics for Imaging, Inc.*..........             44,600
    96,000  eSPEED, Inc. - Class A*.................          1,506,000
     1,600  Exchange Applications, Inc.*............              1,950
    16,900  Extreme Networks, Inc.*.................            661,212
     1,000  Gerber Scientific, Inc..................              8,562
     1,100  Globix Corp.*...........................              3,025
    81,100  Insight Enterprises, Inc.*..............          1,454,731
     2,300  Intergraph Corp.*.......................             13,800
     4,700  Internap Network Services Corp.*........             34,075
     2,600  iXL Enterprises, Inc.*..................              2,600
     1,900  Jack Henry & Associates, Inc............            118,037
     4,100  Mentor Graphics Corp.*..................            112,494
       400  Onvia.com, Inc.*........................                338
     4,100  Perot Systems Corp.*....................             37,669
     1,400  Purchasepro.com, Inc.*..................             24,500
     2,300  Rare Medium Group, Inc.*................              4,384
       200  Register.com, Inc.*.....................              1,400
     3,400  S1 Corp.*...............................             17,850
     1,200  Sciquest.Com, Inc.*.....................              1,575
     2,400  SEI Investments Co......................            268,800
     1,000  Tanning Technology Corp.*...............              3,687
                                                      -----------------
                                                              7,736,619
                                                      -----------------
COMPUTER SOFTWARE -- 2.5%
     4,300  Acxiom Corp.*...........................            167,431
    57,400  Artisoft, Inc.*.........................            208,075
     1,050  Barra, Inc.*............................             49,481
     2,400  BindView Development Corp.*.............             22,575
    88,500  Broadbase Software, Inc.*...............            553,125
    42,900  Caminus Corp.*..........................            997,425

    The accompanying notes are an integral part of the financial statements.
68

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / December 31, 2000 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
       200  C-bridge Internet Solutions, Inc.*......  $             781
       700  Convera Corp............................             12,425
     1,800  Dendrite International, Inc.*...........             40,275
     1,400  Digex, Inc.*............................             31,500
     2,600  Entrust Technologies, Inc.*.............             33,800
     2,000  HNC Software, Inc.*.....................             59,375
   229,600  Information Resources, Inc.*............            760,550
    17,000  Informix Corp.*.........................             50,470
   114,500  Liberate Technologies, Inc.*............          1,560,062
     3,000  Manugistics Group, Inc.*................            171,000
     4,400  Micromuse, Inc.*........................            265,581
     1,600  MicroStrategy, Inc.*....................             15,200
     1,800  Midway Games, Inc.*.....................             12,780
    17,800  Moldflow Corp...........................            407,175
     1,000  National Information Consortium,
            Inc.*...................................              1,531
     1,200  Net Perceptions, Inc.*..................              2,513
     1,600  New Era of Networks, Inc.*..............              9,400
    20,800  Novell, Inc.*...........................            108,551
       400  Numerical Technologies, Inc.*...........              7,225
     1,200  Objective Systems Integrator, Inc.*.....             21,150
       300  OTG Software, Inc.*.....................              4,842
     2,900  Pinnacle Systems, Inc.*.................             21,387
    57,333  PRI Automation, Inc.*...................          1,074,994
     1,000  Project Software & Development, Inc.*...             10,734
     1,800  Proxicom, Inc.*.........................              7,425
     1,000  Ramp Networks, Inc.*....................              5,719
       700  Razorfish, Inc.*........................              1,137
     3,700  Rhythms NetConnections, Inc.*...........              4,162
    26,150  SERENA Software, Inc.*..................            895,230
     2,000  Sykes Enterprises, Inc.*................              8,875
       800  TenFold Corp.*..........................              1,200
     2,000  Transaction Systems*....................             23,125
Shares                                                      Value
-----------------------------------------------------------------------
   298,500  USinternetworking, Inc.*................  $       1,492,500
     1,300  Viewpoint Corp..........................              7,069
       700  WatchGuard Technologies, Inc.*..........             22,137
                                                      -----------------
                                                              9,149,992
                                                      -----------------
COMPUTER SOFTWARE & PROCESSING -- 3.6%
     1,700  3DO Co. (The)*..........................              4,462
       800  About.com, Inc.*........................             21,550
     1,100  Acacia Research Corp.*..................             19,594
     1,300  Accrue Software, Inc.*..................              3,250
     3,600  Actuate Corporation*{::}................             68,850
       500  Adept Technology, Inc.*.................              7,250
     1,600  Advent Software, Inc.*..................             64,100
     2,300  Affiliated Computer Services, Inc.*.....            139,581
       400  Agency.com, Inc.*.......................              1,550
     1,600  Agile Software Corp.*...................             79,000
     1,300  Allaire Corp.*..........................              6,541
     2,600  American Management Systems*............             51,512
     1,100  Analysts International Corp.............              4,194
     2,000  AnswerThink Consulting Group, Inc.*.....              7,250
     1,100  Applied Theory Corp.*...................              2,200
     3,300  Art Technology Group, Inc.*.............            100,856
     1,300  Ask Jeeves*.............................              3,169
    42,900  Aspen Technology, Inc.*.................          1,426,425
     3,400  Autodesk, Inc...........................             91,587
     2,400  Avant! Corporation*.....................             43,950
     1,500  AVT Corp.*..............................              7,453
     1,000  Aware, Inc.*............................             17,750
     1,400  barnesandnoble.com, Inc.*...............              1,837
     1,500  Be Free, Inc.*..........................              3,281
       900  Bluestone Software, Inc.*...............             13,612
       500  Bottomline Technologies, Inc.*..........             12,844

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / December 31, 2000 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
     1,100  Brady Corporation.......................  $          37,194
       300  Braun Consulting*.......................              1,106
     1,300  Brio Technology, Inc.*..................              5,484
       700  Bsquare Corp.*..........................              4,200
     8,300  Cacheflow, Inc.*........................            141,619
     1,100  CAIS Internet, Inc.*....................              1,066
       300  Caldera Systems, Inc.*..................                581
     2,800  Cambridge Technology Partners, Inc.*....              7,350
       600  Carreker Corp...........................             20,850
     1,000  CCC Information Services Group*.........              6,250
     1,600  Cerner Corp.*...........................             74,000
     3,300  Checkfree Corp..........................            140,250
     2,505  Choicepoint, Inc.*......................            164,234
       300  Chordiant Software, Inc.*...............                891
     2,800  Ciber, Inc.*............................             13,650
     3,400  Cirrus Logic, Inc.*.....................             63,750
       900  Clarus Corporation*.....................              6,300
       600  Click2Learn.Com.........................              5,850
    26,058  CNET Networks, Inc.*....................            416,928
     2,300  Cognex Corp.*...........................             50,887
       300  Cognizant Technology Solutions Corp.*...             10,894
     7,200  Comdisco, Inc...........................             82,350
     1,800  Complete Business Solutions*............             18,562
     1,600  Computer Horizons Corp.*................              3,900
    20,100  Compuware Corp.*........................            125,625
       700  CoStar Group, Inc.*.....................             16,537
     3,000  Cyber-Care, Inc.*.......................              6,375
     1,200  Cybersource Corp.*......................              2,850
     1,400  Cylink Corp.*...........................              3,019
       200  Cysive, Inc.*...........................                825
     1,000  Daleen Technologies, Inc.*..............              3,750
     4,400  Data Broadcasting Corp..................             15,400
       800  Data Return Corp.*......................              3,000
     1,000  Datastream Systems, Inc.*...............              9,750
Shares                                                      Value
-----------------------------------------------------------------------
     4,600  Deluxe Corp.............................  $         116,242
       600  Digimarc Corp.*.........................              9,900
     1,100  Digital Insight Corp.*..................             19,869
       700  Digital Lightwave, Inc.*................             22,181
     1,000  Digital River, Inc.*....................              2,375
       300  DigitalThink, Inc.*.....................              5,119
       600  DSET Corp.*.............................              1,078
     2,400  e.Medsoft.Com*..........................              1,500
     4,550  E.piphany, Inc.*........................            245,416
     4,463  Earthlink, Inc.*........................             22,455
     1,200  Echelon Corp.*..........................             19,275
     1,300  Egain Communications Corp.*.............              4,022
     3,000  eLoyalty Corp.*.........................             19,406
       300  Embarcadero Technologies, Inc.*.........             13,500
       400  eMerge Interactive, Inc. - Class A*.....              1,450
     1,300  Engage, Inc.*...........................                975
     1,100  ePresence, Inc.*........................              4,778
     1,400  eXcelon Corp.*..........................              2,100
    60,000  EXE Technologies, Inc...................            780,000
       300  Extensity, Inc.*........................              1,805
     1,000  F5 Networks, Inc.*......................              9,500
     1,300  Factset Research Systems, Inc...........             48,191
     2,100  Filenet Corp.*..........................             57,225
     1,600  Frontline Capital Group*................             21,275
     2,200  FutureLink Corp*........................              1,444
     4,700  Gartner Group, Inc......................             32,430
       900  Geoworks Corporation (DE)*..............              2,644
     1,400  GlobalNet Financial.com, Inc.*..........              2,100
     1,500  GoTo.Com*...............................             10,969
       800  Great Plains Software, Inc.*............             37,650
       900  GRIC Communications, Inc.*..............              1,912
     2,200  Gtech Holdings Corp.*...................             45,237

    The accompanying notes are an integral part of the financial statements.
70

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / December 31, 2000 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
     2,500  High Speed Access Corp.*................  $           2,656
     3,000  Homestore.com, Inc.*....................             60,375
     1,000  HotJobs.com Ltd.*.......................             11,437
       800  Hypercom Corp.*.........................              2,500
     2,000  Hyperion Solutions Corp.*...............             30,875
     1,400  IDT Corp.*..............................             28,525
       900  IDX Systems Corp.*......................             22,500
     2,400  iGate Capital Corp.*....................              6,900
       700  IMPSAT Fiber Networks, Inc..............              3,062
     1,800  IMRglobal Corporation*..................              9,675
       800  Indus International, Inc................              1,700
    58,900  Infinium Software, Inc..................             92,031
       960  Infogrames, Inc.*.......................              5,340
     3,400  Informatica Corp.*......................            134,512
     1,300  Information Architects Corp.*...........              2,356
       100  Inforte Corp.*..........................              1,375
     2,300  infoUSA, Inc.*..........................              7,762
     2,900  Inprise Corporation*....................             16,041
       800  Integrated Circuit System*..............             13,250
       900  Interact Commerce Corp.*................              7,537
       300  Interactive Intelligence, Inc.*.........              7,237
       600  Intercept Group, Inc.*..................             16,012
     3,000  Interliant, Inc.*.......................              9,562
     2,800  Internet Pictures Corp.*................              2,713
     1,700  Internet Security Systems, Inc..........            133,344
     3,800  Intertrust Technologies Corp.*..........             12,825
     1,300  InterWorld Corp.*.......................                650
     2,200  Interwoven, Inc.*.......................            145,062
     1,000  Intranet Solutions, Inc.*...............             51,000
       400  ITXC Corp.*.............................              2,775
     1,400  iVillage, Inc.*.........................              1,487
     3,400  J.D. Edwards & Co.*.....................             60,562
     1,100  JDA Software Group, Inc.*...............             14,369
     1,800  Juno Online Services, Inc.*.............              1,181
     1,562  Jupiter Media Metrix, Inc...............             14,546
Shares                                                      Value
-----------------------------------------------------------------------
     4,600  Kana Communications, Inc.*..............  $          52,900
     3,400  Keane, Inc.*............................             33,150
     1,000  Keynote Systems, Inc.*..................             14,187
       800  Kronos, Inc.*...........................             24,750
       900  Lante Corp.*............................              1,406
     5,500  Legato Systems, Inc.*...................             40,906
       600  Level 8 Systems, Inc.*..................              3,656
     2,500  Looksmart*..............................              6,094
       300  Loudeye Technologies, Inc.*.............                356
     3,400  Macromedia, Inc.*.......................            206,550
     1,900  Mail.com, Inc.*.........................              1,366
       300  Manhattan Associates, Inc.*.............             12,787
       850  Mapinfo Corp.*..........................             40,162
     1,100  Marimba, Inc.*..........................              4,950
       300  MatrixOne, Inc..........................              5,456
       500  Maxygen, Inc.*..........................             12,250
       400  McAfee.com Corp.........................              2,000
       700  Mediaplex, Inc.*........................                569
     1,500  MedicaLogic/Medscape, Inc.*.............              3,469
     1,600  Mercator Software, Inc.*................              8,600
       600  Metasolv Software, Inc.*................              5,475
     1,300  Multex.com, Inc.*.......................             17,225
     2,000  National Data Corp......................             73,250
     1,700  National Instruments Corp.*.............             82,556
       700  Navisite, Inc.*.........................              1,641
       300  net.Genesis Corp.*......................                975
       200  NetCreations, Inc.*.....................              1,369
     1,650  Netegrity, Inc.*........................             89,719
       600  netGuru, Inc.*..........................              2,362
     1,700  NETIQ Corp.*............................            148,537
     3,200  NetManage, Inc..........................              3,000
     1,300  NetObjects, Inc.*.......................                609
       800  Netopia, Inc.*..........................              3,450
       500  Netpliance, Inc.*.......................                266
       700  Netscout Systems, Inc.*.................              7,000
       400  NETsilicon, Inc.*.......................              1,488
       700  Netsolve, Inc*..........................              5,337

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / December 31, 2000 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
     8,800  Network Associates, Inc.*...............  $          36,850
     2,500  Network Commerce, Inc.*.................              1,875
     1,400  Network Equipment Tech, Inc.*...........              9,012
       700  Network Peripherals, Inc.*..............              4,506
     2,000  NetZero, Inc.*..........................              1,750
       800  Nhancement Technologies, Inc............              3,950
       400  Niku Corp.*.............................              2,925
     3,100  NOVA Corp.*.............................             61,806
       900  Novadigm, Inc.*.........................              5,681
     7,300  Nuance Communications, Inc.*............            314,812
     1,100  ON2.COM, Inc.*..........................                638
     2,200  Open Market, Inc.*......................              2,406
       400  Organic, Inc.*..........................                325
     1,000  Packeteer, Inc.*........................             12,375
    15,400  Parametric Technology Corp.*............            206,937
       800  PC-Tel, Inc.*...........................              8,600
       200  PEC Solutions, Inc.*....................              1,625
    13,400  PeopleSoft, Inc.*.......................            498,312
   103,250  Peregrine Systems, Inc.*................          2,039,187
       900  Persistence Software*...................              3,994
     1,200  Phoenix Technologies Ltd.*..............             16,181
     1,000  Pixar, Inc.*............................             30,000
     1,000  PLX Technology, Inc.*...................              8,312
       800  Primus Knowledge Solutions, Inc.*.......              5,200
     1,100  ProBusiness Services, Inc.*.............             29,219
     1,300  Prodigy Communications Corp. -
            Class A*................................              1,950
     2,300  Progressive Software Corp.*.............             33,206
   132,800  Puma Technology, Inc.*..................            551,957
       600  QRS Corp.*..............................              7,687
     1,200  Quest Software, Inc.*...................             33,675
     1,100  Quintus Corporation*....................              3,266
     1,300  Quokka Sports, Inc......................                731
Shares                                                      Value
-----------------------------------------------------------------------
     1,200  Radiant Systems, Inc.*..................  $          24,600
       800  Radisys Corp.*..........................             20,700
     4,900  Red Hat, Inc.*..........................             30,625
     1,400  Remedy Corp.*...........................             23,187
     2,888  Retek, Inc.*............................             70,395
     2,300  RSA Security, Inc.*.....................            121,612
       200  Saba Software, Inc.*....................              3,150
     1,800  SAGA SYSTEMS, Inc.*.....................             20,587
     1,400  Sagent Technology, Inc.*................              1,925
     1,200  Sanchez Computer Associates*............              9,900
     1,900  Scient Corp.*...........................              6,175
     1,000  Seachange International, Inc.*..........             20,312
     1,500  Secure Computing Corp.*.................             14,812
       300  SeeBeyond Technology Corp...............              3,075
    39,900  Selectica, Inc.*........................            965,081
       800  Seranova, Inc...........................              1,800
       900  Silver Stream Software, Inc*............             18,562
       800  Sonic Foundry, Inc.*....................              1,050
     5,700  SONICblue, Inc..........................             23,512
     1,400  SonicWall, Inc.*........................             22,750
       800  Source Information Management Co.*......              3,000
     1,200  SportsLine.com, Inc.*...................              6,375
       500  SPSS, Inc.*.............................             11,031
     2,700  Starbase Corp.*.........................              6,328
     2,300  StarMedia Network, Inc.*................              4,348
     2,400  Structural Dynamics Research*...........             24,000
     1,500  SVI Holdings, Inc.*.....................              1,500
     1,100  Switchboard, Inc.*......................              3,266
     5,300  Sybase, Inc.*...........................            105,006
     4,400  Symantec Corp.*.........................            146,850
     3,500  Synopsys, Inc.*.........................            166,031
       300  Syntel, Inc.*...........................              1,725

    The accompanying notes are an integral part of the financial statements.
72

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / December 31, 2000 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
     1,800  Take-Two Interactive Software*..........  $          20,700
     2,100  Technology Solutions Co.*...............              4,462
       700  Travelocity.com, Inc.*..................              8,487
       400  Trex Company, Inc.*.....................             10,075
     1,500  Trizetto Group*.........................             25,031
       500  Tumbleweed Communications Corp.*........              8,555
       900  U.S. Interactive, Inc.*.................                253
     1,300  Uproar Ltd.*............................              1,259
       900  Vasco Data Security International.......              4,837
       560  VelocityHSI, Inc........................                 11
     1,800  Verity, Inc.*...........................             43,312
       200  Versata, Inc.*..........................              1,787
       700  Vertex Interactive, Inc.................              4,375
     5,300  VerticalNet, Inc.*......................             35,278
       900  VIA NET.WORKS, Inc.*....................              3,431
       800  Viador, Inc.*...........................              1,050
       900  ViaLink Co. (The)*......................              2,531
     2,200  Viant Corp.*............................              8,731
       400  Vicinity Corp.*.........................              1,188
     2,900  Wave Systems Corp.*.....................             13,050
    16,880  Webmd Corp..............................            133,985
       827  webMethods, Inc.*.......................             73,551
       300  Websense, Inc.*.........................              4,350
       800  WebTrends Corp.*........................             23,150
     2,200  Women.com Networks, Inc.*...............                481
       500  Xpedior, Inc.*..........................                141
                                                      -----------------
                                                             13,342,786
                                                      -----------------
COMPUTERS & INFORMATION -- 0.6%
     3,200  Advanced Digital Information Corp.*.....             73,600
       400  Analogic Corp...........................             17,825
     2,617  Avocent Corp............................             70,659
     1,100  Bell & Howell Company*..................             18,150
     2,600  C-Cube Microsystems.....................             32,012
Shares                                                      Value
-----------------------------------------------------------------------
     3,300  Concurrent Computer Corp.*..............  $          17,737
       600  Crossroads Systems, Inc.*...............              2,812
     1,100  Dot Hill Systems Corp.*.................              4,262
     1,700  Electro Scientific Industries, Inc.*....             47,600
     1,300  eMachines, Inc.*........................                487
     4,600  Emulex Corp.*...........................            367,712
       400  Extended Systems, Inc.*.................              4,675
       600  Gadzoox Networks, Inc.*.................              1,256
     2,500  Go.Com*.................................             10,781
       800  Immersion Corp.*........................              6,012
     2,300  In Focus Systems, Inc.*.................             33,925
       500  Interlink Electronics, Inc.*............              6,344
     4,600  International Game Technology*..........            220,800
       900  Intrusion.Com, Inc.*....................              4,275
       600  MCSI, Inc.*.............................             12,825
     2,200  Micron Electronics, Inc.*...............              8,594
     1,100  MICROS Systems, Inc.*...................             20,075
     2,200  Natural Microsystems Corp.*.............             21,725
    77,800  Network Engines, Inc....................            325,787
     1,500  Nx Networks, Inc........................                937
     1,400  NYFIX, Inc.*............................             33,862
       300  Procom Technology, Inc.*................              3,891
     9,000  Quantum Corp. - DLT & Storage*..........            119,812
     5,300  Quantum Corp. - Hard Disk Drive
            Group*..................................             42,400
     4,700  Reynolds & Reynolds Company.............             95,175
     7,500  Safeguard Scientifics, Inc..............             49,687
     3,200  Sandisk Corp.*..........................             88,800
       800  SBS Technologies, Inc.*.................             23,950
     1,000  SCM Microsystems, Inc.*.................             33,000
    11,700  Silicon Graphics, Inc.*.................             46,800
       400  SmartDisk Corporation*..................              1,550
     5,900  Storage Technology Corp.*...............             53,100

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / December 31, 2000 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
     2,000  Systems & Computer Technology
            Corporation*............................  $          24,625
     1,300  Three-Five Systems, Inc.*...............             23,400
     1,000  Tricord Systems, Inc.*..................              8,312
       597  VA Linux, Inc*..........................              4,851
     1,200  Visual Networks, Inc.*..................              3,900
    10,100  Western Digital Corp.*..................             24,619
     1,700  Xircom, Inc.*...........................             26,350
     1,700  Xybernaut Corp.*........................              2,869
     1,500  Zebra Technologies Corp.*...............             61,195
                                                      -----------------
                                                              2,103,015
                                                      -----------------
CONTAINERS & PACKAGING -- 0.0%
     1,900  Ball Corp...............................             87,519
     1,600  Clarcor, Inc............................             33,100
     8,100  Crown Cork & Seal Co., Inc..............             60,244
                                                      -----------------
                                                                180,863
                                                      -----------------
COSMETICS & PERSONAL CARE -- 0.1%
     2,200  Alberto-Culver Co.......................             94,187
       500  Chemed Corp.............................             16,812
     2,300  Church & Dwight, Inc....................             51,175
     5,700  Dial Corp...............................             62,700
       300  Stepan Company..........................              7,106
                                                      -----------------
                                                                231,980
                                                      -----------------
EDUCATION -- 0.0%
       300  Strayer Education, Inc..................              7,669
                                                      -----------------
ELECTRIC UTILITIES -- 1.9%
     6,900  Allegheny Energy, Inc...................            332,494
     4,700  AllETE..................................            116,619
     5,000  Alliant Energy Corp.....................            159,375
     3,000  Avista Corp.............................             61,500
     1,500  Black Hills Corp........................             67,125
     1,100  CH Energy Group, Inc....................             49,225
    16,600  Citizens Communications Co.*............            217,875
     1,400  Cleco Corporation.......................             76,650
Shares                                                      Value
-----------------------------------------------------------------------
     7,500  CMS Energy Corp.........................  $         237,656
     5,700  Conectiv, Inc...........................            114,356
     8,200  DPL, Inc................................            272,137
     3,700  DQE, Inc................................            121,175
     3,600  El Paso Electric Co.*...................             47,520
     1,200  Empire District Electric Co.............             31,575
     7,192  Energy East Corp........................            141,592
     7,700  GPU, Inc................................            283,456
     2,400  Idacorp, Inc............................            117,750
     4,800  Ipalco Enterprises, Inc.................            116,100
     3,900  Kansas City Power & Light...............            107,006
     6,700  Montana Power Co. (The).................            139,025
     9,900  Niagara Mohawk Holdings, Inc.*..........            165,206
    12,300  NiSource, Inc...........................            378,225
     8,900  Northeast Utilities.....................            215,825
     1,400  Northwestern Corporation................             32,375
     1,800  NRG Energy, Inc.*.......................             50,062
     3,300  NSTAR...................................            141,487
     4,900  OGE Energy Corp.........................            119,744
     1,600  Otter Tail Power Co.....................             44,400
     5,300  Pinnacle West Capital Corp..............            252,412
       500  Plug Power, Inc.*.......................              7,344
     7,000  Potomac Electric Power..................            172,970
     9,000  PPL Corp................................            406,687
     2,200  Public Service Co. of New Mexico........             58,987
     5,400  Puget Sound Energy, Inc.................            150,187
     2,200  RGS Energy Group, Inc...................             71,362
     5,900  Scana Corp..............................            174,419
    13,000  Sempra Energy...........................            302,250
     4,900  Sierra Pacific Resources................             78,706
     7,900  Teco Energy, Inc........................            255,762
     1,800  UGI Corp................................             45,562
       900  UIL Holdings Corp.......................             44,775
     1,900  Unisource Energy Corp. Holding
            Company.................................             35,744

    The accompanying notes are an integral part of the financial statements.
74

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / December 31, 2000 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
     5,900  Utilicorp United, Inc...................  $         182,900
     4,300  Western Resources, Inc..................            106,694
     7,800  Wisconsin Energy Corp...................            175,987
     1,600  WPS Resources Corp......................             58,900
    21,460  Xcel Energy, Inc........................            623,681
                                                      -----------------
                                                              7,162,864
                                                      -----------------
ELECTRICAL EQUIPMENT -- 0.9%
     1,000  Advanced Lighting Technologies*.........              6,625
     1,900  Ametek, Inc.............................             49,281
     2,000  Artesyn Technologies, Inc.*.............             31,750
       300  Asiainfo Holdings, Inc.*................              2,812
     1,700  Baldor Electric Company.................             35,912
     1,600  C&D Technologies, Inc...................             69,100
     1,400  Checkpoint Systems, Inc.*...............             10,412
       500  EMCOR Group, Inc.*......................             12,750
   201,600  Evans & Sutherland Computer Co.*........          1,562,400
       300  Franklin Electric Co....................             20,550
       600  FuelCell Energy, Inc.*..................             41,137
       600  Genlyte Group, Inc.*....................             14,250
       400  HI/FN, Inc.*............................             11,000
     1,200  Littelfuse, Inc.*.......................             34,350
     1,200  Magnetek, Inc...........................             15,600
     3,700  Micrel, Inc.*...........................            124,644
     2,600  National Service Industries, Inc........             66,787
     2,000  Quanta Services, Inc.*..................             64,375
     1,700  Rayovac Corp.*..........................             24,119
     1,700  SLI, Inc................................             10,944
     1,100  Superconductor Technologies*............              3,987
    58,625  Therma-Wave, Inc.*......................            820,750
     3,700  Thomas & Betts Corp.....................             59,894
     1,100  Thomas Industries, Inc..................             25,575
     5,200  U.S. Industries, Inc....................             41,600
     2,900  Ucar International, Inc.*...............             28,275
Shares                                                      Value
-----------------------------------------------------------------------
     1,600  Valence Technology, Inc.*...............  $          14,900
     1,100  Valmont Industries......................             20,212
     1,200  Vicor Corp.*............................             36,450
       700  Woodhead Industries, Inc................             13,737
       800  Zygo Corp.*.............................             22,625
                                                      -----------------
                                                              3,296,803
                                                      -----------------
ELECTRONICS -- 6.2%
     1,200  3DFX Interactive, Inc.*.................                300
       600  ACT Manufacturing, Inc.*................              9,450
    33,200  Actel Corp.*............................            803,025
     6,000  Adaptec, Inc.*..........................             61,500
       600  ADE Corp.*..............................             10,575
    83,350  Aeroflex, Inc. *........................          2,402,822
    21,000  Alliance Fiber Optic Products, Inc......            126,000
     1,600  Alliance Semiconductor Corp.*...........             18,100
     2,300  Alpha Industries, Inc.*.................             85,100
     1,200  American Superconductor Corp.*..........             34,275
       200  American Technical Ceramics
            Corporation*............................              2,000
     2,400  Amphenol Corp.*.........................             94,050
     1,400  Anaren Microwave, Inc.*.................             94,062
     2,500  APW Ltd.................................             84,375
     1,100  Armor Holdings, Inc.*...................             19,181
     6,200  Arrow Electronics, Inc.*................            177,475
     1,300  ATMI, Inc.*.............................             25,350
     1,000  Audiovox Corp.*.........................              9,000
     5,600  Avnet, Inc..............................            120,400
     1,100  AXT, Inc................................             36,369
       900  Barnes Group, Inc.......................             17,887
       500  Bel Fuse, Inc...........................             17,000
     1,100  Benchmark Electronics, Inc.*............             24,819
     1,200  Black Box Corp.*........................             57,975
       800  California Amplifier, Inc.*.............              7,400
       300  Caliper Technologies Corp.*.............             14,100

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / December 31, 2000 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
     1,300  Cohu, Inc...............................  $          18,119
     3,800  Cree, Inc.*.............................            135,019
     1,800  CTS Corp................................             65,587
     3,800  Dallas Semiconductor Corp...............             97,375
       700  DDi Corp.*..............................             19,075
    30,900  DuPont Photomasks, Inc.*................          1,632,873
     1,500  Emagin Corp.............................              3,180
     1,600  Emcore Corp.*...........................             75,200
     6,000  Energizer Holdings, Inc.*...............            128,250
     1,000  Energy Conversion Devices, Inc.*........             20,250
       700  Esco Technologies, Inc..................             14,481
     1,100  Esterline Technologies Corp.*...........             28,875
    53,100  Exar Corp.*.............................          1,645,272
    30,600  Fairchild Semiconductor International,
            Inc.*...................................            441,787
     6,000  Finisar Corporation*....................            174,000
     1,200  FSI International, Inc.*................             10,050
     2,400  General Semiconductor, Inc.*............             15,000
     1,400  Helix Technology Corp...................             33,141
    49,900  Herley Industries, Inc.*................            829,587
     1,600  Hughes Supply, Inc......................             28,704
     1,700  Hutchinson Technology, Inc.*............             23,375
       400  Ibis Technology Corp.*..................              7,700
     2,300  Imation Corporation*....................             35,650
     1,500  Integrated Silicon Solution, Inc.*......             21,562
     3,900  International Rectifier Corp.*..........            117,000
     1,300  Intersil Holding Corp.*.................             29,819
       200  IXYS Corp.*.............................              2,925
       400  JNI Corp.*..............................              9,075
     5,300  KEMET Corp.*............................             80,162
     1,800  Kent Electronics Corp.*.................             29,700
     4,000  Kopin Corp.*............................             44,250
    28,800  Lattice Semiconductor Corp.*............            529,200
     2,100  Litton Industries, Inc.*................            165,244
     2,900  LTX Corp.*..............................             37,564
Shares                                                      Value
-----------------------------------------------------------------------
     1,300  Mercury Computer Systems, Inc.*.........  $          60,369
     2,200  Methode Electronics.....................             50,462
       600  Microsemi Corp.*........................             16,687
       700  Microvision, Inc.*......................             12,250
     1,200  MIPS Technologies, Inc.*................             32,025
     1,191  MIPS Technologies, Inc.*................             30,352
     3,900  MRV Communications, Inc.*...............             52,162
       300  New Focus, Inc.*........................             10,425
    90,845  Oak Technology, Inc.*...................            789,216
     1,900  ON Semiconductor Corp...................              9,975
    45,100  Oplink Communications, Inc..............            814,619
       850  Park Electrochemical Corp...............             26,084
    52,000  Parlex Corp.*...........................            705,250
     1,200  Pericom Semiconductor Corp.*............             22,200
     1,500  Photronics, Inc.*.......................             35,156
     2,100  Pioneer Standard Electronics............             23,100
       300  Pixelworks, Inc.*.......................              6,712
     2,500  Plexus Corp.*...........................             75,976
     1,700  Power Integrations, Inc.*...............             19,550
     3,200  Power-One, Inc.*........................            125,800
       600  Primex Technologies.....................             19,125
     5,749  QLogic Corp.*...........................            442,673
     1,400  Quicklogic Corp.*.......................              9,712
    85,800  Read-Rite Corp..........................            345,886
   113,850  REMEC, Inc.*............................          1,095,806
       600  Research Frontiers, Inc.*...............             10,500
       900  Rogers Corp.*...........................             36,956
       300  Rudolph Technologies, Inc.*.............              9,056
    88,530  Semtech Corp.*..........................          1,953,193
     4,500  Sensormatic Electronics Corp.*..........             90,281
     2,000  Silicon Image, Inc.*....................             10,875
       200  Silicon Laboratories, Inc.*.............              2,875
     2,100  Silicon Valley Group, Inc.*.............             60,375
       400  Siliconix, Inc.*........................              9,000

    The accompanying notes are an integral part of the financial statements.
76

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / December 31, 2000 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
     1,300  Sipex Corp.*............................  $          31,119
     2,200  Somera Communications, Inc.*............             19,112
       200  Spectra-Physics Lasers, Inc.*...........              5,050
     1,400  SpeedFam-IPEC, Inc.*....................              8,487
       900  Standard Microsystems Corp.*............             18,225
       200  Stanford Microdevices, Inc..............              7,200
     1,100  Stoneridge, Inc.*.......................              7,425
    51,500  Stratos Lightwave, Inc.*................            878,719
       400  Supertex, Inc.*.........................              7,906
     1,400  Technitrol, Inc.........................             57,575
       300  Telaxis Communications Corp.*...........                544
       800  Telcom Semiconductor, Inc.*.............              9,100
     3,200  Titan Corp.*............................             52,000
     5,300  Transwitch Corp.*.......................            207,362
     1,500  Trimble Navigation Ltd.*................             36,000
    44,900  TriQuint Semiconductor, Inc.*...........          1,961,569
    50,000  TTM Technologies........................            709,375
       800  Universal Display Corp.*................              5,750
     2,700  Viasystems Group, Inc.*.................             22,444
     1,800  Virata Corp.*...........................             19,575
       400  Vyyo, Inc.*.............................              2,450
     1,900  Wesco International, Inc.*..............             13,775
    21,100  Wilson Greatbatch Technologies..........            596,075
     4,000  World Access, Inc.*.....................              9,625
     1,100  Zoran Corp.*............................             17,050
                                                      -----------------
                                                             22,619,836
                                                      -----------------
ENTERTAINMENT & LEISURE -- 1.1%
       600  Anchor Gaming*..........................             23,400
     1,300  Argosy Gaming Co.*......................             24,944
     1,500  Avid Technology, Inc.*..................             27,398
     1,500  Bally Total Fitness Holdings Corp.*.....             50,812
     1,900  Boca Resorts, Inc.*.....................             27,312
Shares                                                      Value
-----------------------------------------------------------------------
     4,800  Callaway Golf Co........................  $          89,400
       700  Championship Auto Racing Teams, Inc.*...             14,700
       800  Churchill Downs, Inc....................             23,850
     1,400  Concord Camera Corp.*...................             23,100
       400  CPI Corp................................              8,000
       750  Direct Focus, Inc.*.....................             25,172
       700  Dover Downs Entertainment...............              7,831
     2,000  ESS Technology*.........................             10,250
     1,100  Gaylord Entertainment Company...........             22,962
       400  GC Companies, Inc.*.....................                800
     7,200  Harrah's Entertainment, Inc.*...........            189,900
    10,900  Hasbro, Inc.............................            115,812
     2,200  Hollywood Entertainment Corp.*..........              2,337
     1,000  Hollywood Media Corp....................              3,875
     1,700  International Speedway Corp.............             64,600
       900  Jakks Pacific, Inc.*....................              8,212
     2,200  Macrovision Corp.*......................            162,834
       500  Penn National Gaming, Inc...............              5,094
     1,200  Pinnacle Entertainment, Inc.*...........             16,200
     2,800  Polaroid Corp...........................             16,275
     5,000  Six Flags Entertainment.................             85,937
       900  Speedway Motorsports, Inc.*.............             21,600
     1,300  THQ, Inc.*..............................             31,687
    17,800  Ticketmaster Online-CitySearch, Inc.*...            149,075
    88,200  Westwood One, Inc. *....................          1,703,362
    63,000  World Wrestling Federation
            Entertainment, Inc.*....................          1,008,000
                                                      -----------------
                                                              3,964,731
                                                      -----------------
ENVIRONMENTAL -- 0.0%
     2,400  Apria Healthcare Group, Inc.*...........             71,400
                                                      -----------------
FINANCIAL SERVICES -- 3.0%
    27,200  4 Kids Entertainment, Inc.*.............            243,100

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / December 31, 2000 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
     1,400  Affiliated Managers Group*..............  $          76,825
       600  Alaska Communications Systems Group,
            Inc.*...................................              4,350
       700  Alexandria Real Estate Equities.........             26,031
       300  Alleghany Corp.*........................             61,650
     5,000  Allied Capital Corp.....................            104,375
     1,000  American Industrial Properties REIT.....             12,250
     4,500  Ameritrade Holding Corp.*...............             31,500
       800  Amli Residential Properties.............             19,750
     1,100  Ampal-American Israel Corp. - Class
            A*......................................              6,669
     4,200  Apartment Investment & Management Co....            209,737
     4,700  Archstone Communities Trust.............            121,025
     3,800  Arden Realty, Inc.......................             95,475
     4,200  AvalonBay Communities, Inc..............            210,525
       400  Bancfirst Corp..........................             15,875
       900  Bedford Property Investors..............             18,225
     1,100  Blackrock, Inc.*........................             46,200
       700  BOK Financial Corporation*..............             14,875
       800  Boykin Lodging Company..................              6,800
     2,200  Brandywine Realty Trust.................             45,512
     2,800  BRE Properties..........................             88,725
     2,400  Camden Property Trust...................             80,400
     1,000  Capital Automotive......................             13,812
     2,200  Capitol Federal Financial...............             36,850
     1,100  Capstead Mortgage Corp..................             11,962
     4,200  CarrAmerica Realty Corp.................            131,512
     1,600  CBL & Associates Properties.............             40,500
     2,500  Centura Banks, Inc......................            120,625
     2,200  Champion Enterprises, Inc.*.............              6,050
     1,000  Charter Municipal Mortgage Acceptance
            Company.................................             13,440
     1,300  Chateau Communities, Inc................             39,569
     1,000  Chelsea GCA Realty, Inc.................             36,875
     1,300  Colonial Properties Trust...............             33,881
Shares                                                      Value
-----------------------------------------------------------------------
     2,300  Commercial NET Lease Realty.............  $          23,431
     2,600  Community First Bankshares..............             49,075
     2,400  Cornerstone Realty Income Trust.........             25,350
     7,300  Countrywide Credit Industries, Inc......            366,825
     2,650  Cousins Properties, Inc.................             74,034
       300  Credit Acceptance Corp.*................              1,800
     5,700  Crescent Real Estate Equities Co........            126,825
       800  Dain Rauscher Corp......................             75,750
     1,000  Donaldson, Lufkin & Jenrette, Inc.......              3,750
     1,900  Doral Financial Corp....................             45,956
     8,000  Duke-Weeks Realty Corporation...........            197,000
       600  DVI, Inc................................             10,237
     1,000  Eastgroup Properties....................             22,375
     1,400  East-West Bancorp, Inc..................             34,912
     3,800  Eaton Vance Corp........................            122,550
     5,100  Edwards (A.G.), Inc.....................            241,931
     2,000  E-Loan, Inc.*...........................              1,000
       900  Entertainment Properties Trust..........              9,900
     1,100  Essex Property Trust, Inc...............             60,225
     2,400  Federal Realty Investment Trust.........             45,600
     5,300  Federated Investors, Inc................            154,362
     2,400  First Industrial Realty Trust...........             81,600
       500  First Washington Realty Trust, Inc......             12,906
     3,600  Franchise Finance Corp. of America......             83,925
     1,500  Friedman Billings Ramsey Group, Inc.....              9,844
     4,500  Fulton Financial Corp...................            103,781
       300  Gabelli Asset Management, Inc...........              9,956

    The accompanying notes are an integral part of the financial statements.
78

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / December 31, 2000 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
     1,600  Gables Residential Trust................  $          44,800
       700  GBC Bancorp/California..................             26,862
     3,300  General Growth Properties...............            119,419
     1,800  Glenborough Realty Trust, Inc...........             31,275
     1,800  Glimcher Realty Trust...................             22,500
       800  Great Lakes REIT, Inc...................             13,900
     2,600  Greater Bay Bancorp.....................            106,600
       500  Hancock Holding Co......................             19,125
     3,100  Health Care Property Investors, Inc.....             92,612
     1,900  Health Care REIT, Inc...................             30,875
     2,500  Healthcare Realty Trust, Inc............             53,125
     2,400  Heller Financial, Inc...................             73,650
     3,800  Highwoods Properties, Inc...............             94,525
     1,200  Home Properties Of NY, Inc..............             33,525
     3,200  Hospitality Properties Trust............             72,400
     8,300  HRPT Properties Trust...................             62,769
     4,200  IndyMac Mortgage Holdings, Inc..........            123,900
     2,200  Innkeepers USA Trust....................             24,338
     1,700  Investment Technology Group, Inc.*......             70,975
     1,500  IRT Property Co.........................             12,188
     1,000  Irwin Financial Corp....................             21,188
     5,600  iStar Financial, Inc....................            110,250
     1,600  JDN Realty Corp.........................             16,900
     1,500  Jefferies Group, Inc....................             46,875
       400  John Nuveen Co..........................             23,000
       800  JP Realty, Inc..........................             12,600
     3,100  Kimco Realty Corp.......................            136,981
     5,500  Knight Trading Group, Inc.*.............             76,656
     1,700  Koger Equity, Inc.......................             26,456
    49,000  Labranche & Co., Inc. *.................          1,497,563
     4,000  Legg Mason, Inc.........................            218,000
     2,500  Lexington Corporate Properties Trust....             29,531
Shares                                                      Value
-----------------------------------------------------------------------
       900  Liberty Financial Companies.............  $          40,106
     4,200  Liberty Property Trust..................            119,963
    19,900  Macerich Company (The)..................            381,831
     3,000  Mack-Cali Realty Corp...................             85,688
     1,400  MAF Bancorp, Inc........................             39,813
     1,100  Manufactured Home Communities...........             31,900
     8,900  Meditrust Corp..........................             22,806
     1,200  Mid-America Apartment Communities,
            Inc.....................................             27,075
       700  Mid-State Bancshares....................             24,850
     1,100  Mills Corp..............................             18,219
     1,400  Morgan Keegan, Inc......................             37,100
       600  National Golf Properties, Inc...........             12,338
     2,800  Nationwide Health Properties, Inc.......             36,050
     2,400  Neuberger Berman, Inc...................            194,550
     5,500  New Plan Excel Realty Trust.............             72,188
     1,500  Pacific Capital Bancorp.................             42,188
     1,000  Pacific Gulf Properties, Inc............              6,125
     1,382  Pan Pacific Retail Properties, Inc......             30,836
       600  Pennsylvania Real Estate Investment
            Trust...................................             11,475
     2,700  Phoenix Investment Partners.............             42,356
     3,200  Plum Creek Timber Company, Inc..........             83,200
     2,500  Post Properties, Inc....................             93,906
     2,300  Prentiss Properties Trust...............             61,956
       700  Prime Group Realty Trust................             10,063
     5,700  Prologis Trust..........................            126,825
     5,400  Public Storage, Inc.....................            131,288
       600  R & G Financial Corp....................              8,550
     2,600  Raymond James Financial Corp............             90,675
     3,400  Reckson Associates Realty...............             85,213
     1,900  Regency Realty Corp.....................             45,006
     3,080  Republic Bancorp........................             33,303

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / December 31, 2000 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
     3,500  Republic Security Financial Corp........  $          25,266
     1,200  RFS Hotel Investors, Inc................             15,675
       700  Ryland Group, Inc.......................             28,525
       700  Saul Centers, Inc.......................             13,038
     1,800  Shurgard Storage Centers, Inc...........             43,988
     1,500  SL Green Realty Corp....................             42,000
     1,300  Smith (Charles E.) Residential Realty,
            Inc.....................................             61,100
     1,060  Southwest Securities Group..............             27,428
       600  Sovran Self Storage, Inc................             11,925
     3,700  Spieker Properties, Inc.................            185,463
     1,500  Summit Properties, Inc..................             39,000
     1,100  Sun Communities, Inc....................             36,850
       300  Tanger Factory Outlet Centers, Inc......              6,844
     2,500  Taubman Centers, Inc....................             27,344
     1,200  Town & Country Trust....................             23,175
     1,000  Tucker Anthony Sutro....................             24,563
     6,500  United Dominion Realty Trust............             70,281
       100  Value Line, Inc.........................              3,456
     4,000  Vornado Realty Trust....................            153,250
     5,300  Waddell & Reed Financial, Inc...........            199,413
     1,700  Weingarten Realty Investors.............             74,375
     1,800  Westfield America, Inc..................             25,988
       600  WFS Financial, Inc......................             11,100
   124,600  Wit Soundview Group, Inc.*..............            447,787
                                                      -----------------
                                                             11,010,489
                                                      -----------------
FOOD RETAILERS -- 0.1%
     1,900  7-Eleven, Inc.*.........................             16,625
     8,300  Delhaize America, Inc...................            149,400
       694  Delhaize America, Inc...................             12,275
     1,100  Great Atlantic & Pacific Tea Co.
            (The)...................................              7,700
Shares                                                      Value
-----------------------------------------------------------------------
       600  Ingles Markets, Inc.....................  $           6,038
    12,114  Webvan Group, Inc.*.....................              5,679
     1,000  Weis Markets, Inc.......................             38,313
     1,700  Whole Foods Market, Inc.*...............            103,913
     1,100  Wild Oats Markets, Inc.*................              4,675
     5,500  Winn-Dixie Stores, Inc..................            106,563
                                                      -----------------
                                                                451,181
                                                      -----------------
FOREST PRODUCTS & PAPER -- 1.0%
       700  Aremissoft Corp.*.......................             29,881
     3,100  Bemis Co., Inc..........................            104,044
    18,700  Boise Cascade Corp......................            628,788
     3,100  Bowater, Inc............................            174,763
     1,600  Buckeye Technologies, Inc.*.............             22,500
     1,200  Caraustar Industries, Inc...............             11,250
       800  Chesapeake Corp.........................             16,450
       400  CSS Industries, Inc.....................              8,500
       700  Deltic Timber Corp......................             16,713
     1,900  Earthshell Corp.*.......................              2,434
     2,500  Gaylord Container CP*...................              2,500
     5,100  Georgia-Pacific Corporation (Timber
            Group)..................................            152,681
     2,000  Glatfelter (P.H.) Co....................             24,900
       700  Greif Brothers Corp.....................             19,950
     1,300  Ivex Packaging Corp.*...................             14,219
     3,100  Longview Fibre Co.......................             41,850
    42,600  Louisiana-Pacific Corp..................            431,325
     2,900  Martin Marietta Materials...............            122,670
     2,900  Packaging Corp. of America*.............             46,763
    10,700  Pactiv Corp.*...........................            132,413
     1,800  Playtex Products, Inc.*.................             17,325
       700  Pope & Talbot, Inc......................             11,769
     1,800  Potlatch Corp...........................             60,413
     1,700  Rayonier, Inc...........................             67,681
     1,000  Rock-Tenn Company.......................              7,438
       700  Schweitzer-Mauduit International,
            Inc.....................................             13,405

    The accompanying notes are an integral part of the financial statements.
80

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / December 31, 2000 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
       500  Skyline Corp............................  $           9,469
     8,100  Smurfit-Stone Container Corp.*..........            120,994
     6,300  Sonoco Products Co......................            136,238
     1,900  St. Joe Company (The)...................             41,800
    12,400  Temple-Inland, Inc......................            664,950
     2,000  United Stationers, Inc.*................             48,000
     1,000  Universal Forest Products...............             13,250
     3,600  Wausau-Mosinee Paper Corp...............             36,450
     6,300  Westvaco Corp...........................            183,881
     6,400  Willamette Industries, Inc..............            300,400
                                                      -----------------
                                                              3,738,057
                                                      -----------------
HEALTH CARE PROVIDERS -- 9.2%
     1,000  Abiomed, Inc.*..........................             24,250
       800  Accredo Health, Inc.*...................             40,150
     1,300  Ameripath, Inc..........................             32,500
   434,600  Beverly Enterprises, Inc.*..............          3,558,288
   192,100  Caremark Rx, Inc.*......................          2,605,356
    85,600  Community Health Systems*...............          2,996,000
       900  Cooper Companies, Inc...................             35,888
       400  CorVel Corp.*...........................             13,850
     3,500  Covance, Inc.*..........................             37,625
     3,600  Coventry Health Care, Inc.*.............             96,075
     1,400  Cryolife, Inc.*.........................             42,350
    91,600  DaVita, Inc.............................          1,568,650
     1,200  Diametrics Medical, Inc.*...............              7,125
     2,300  Eclipsys Corp.*.........................             56,350
       800  Emisphere Technologies, Inc.*...........             20,000
    28,800  Express Scripts, Inc.*..................          2,944,800
     3,000  First Health Group Corp.*...............            139,688
    15,100  Health Management Associates, Inc. -
            Class A*................................            313,325
   374,200  HEALTHSOUTH Corp.*......................          6,104,138
     4,000  Hooper Holmes, Inc......................             44,240
     2,200  Idexx Laboratories Corp.*...............             48,400
     1,000  Impath, Inc.*...........................             66,500
Shares                                                      Value
-----------------------------------------------------------------------
     1,100  Laboratory Corp. of America Holdings*...  $         193,600
     2,100  LifePoint Hospital, Inc.*...............            105,263
     2,500  Lincare Holdings, Inc.*.................            142,656
   267,100  Manor Care, Inc.*.......................          5,508,938
   260,500  Mid Atlantic Medical Services*..........          5,161,156
     1,100  National Health Investors...............              8,113
     2,600  Orthodontic Centers of America*.........             81,250
    12,900  Province Healthcare Co.*................            507,938
     4,300  Quorum Health Group, Inc.*..............             67,725
       900  Rehabcare Corp.*........................             46,238
     2,800  Renal Care Group, Inc.*.................             76,781
     4,500  Silicon Storage Technology, Inc.*.......             53,156
     9,600  Specialty Laboratories, Inc.............            318,000
     1,000  Sunrise Assisted Living, Inc.*..........             25,000
     2,100  Triad Hospitals, Inc.*..................             68,381
     4,400  Universal Health Services, Inc. -
            Class B*................................            491,700
     1,300  Valentis, Inc.*.........................              9,263
     3,200  Ventas, Inc.*...........................             18,000
                                                      -----------------
                                                             33,678,706
                                                      -----------------
HEAVY CONSTRUCTION -- 0.2%
    25,500  AXCELIS Technologies....................            239,063
       200  Blount International, Inc.*.............              1,538
     3,700  Centex Corp.............................            138,981
     2,600  Fairfield Communities, Inc.*............             36,563
     1,900  Foster Wheeler Corp.....................              9,975
     1,300  Granite Construction, Inc...............             37,619
     2,800  Hillenbrand Industries..................            144,200
       700  Horizon Offshore, Inc...................             13,825
     2,800  Kaufman & Broad Home Corp...............             94,325

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / December 31, 2000 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
       700  Mcgrath Rentcorp........................  $          13,563
     3,500  Spectrasite Holdings, Inc.*.............             46,375
                                                      -----------------
                                                                776,027
                                                      -----------------
HEAVY MACHINERY -- 3.1%
     2,500  Actuant Corp............................              7,500
   248,600  AGCO Corp...............................          3,014,275
     4,400  American Standard Companies*............            216,975
     1,400  Applied Industrial Technology, Inc......             28,788
       700  Applied Science & Technology*...........              8,400
       600  Arguss Holdings, Inc.*..................              5,475
       900  Astec Industries, Inc.*.................             11,869
     1,900  Asyst Technologies, Inc.*...............             25,531
     5,300  Black & Decker Corp. (The)..............            208,025
     1,400  Briggs & Stratton Corp..................             62,125
    42,700  Brooks Automation, Inc.*................          1,198,269
    97,600  CNH Global N.V..........................            841,800
       800  Columbus Mckinnon Corp..................              7,100
     3,400  Cooper Cameron Corp.*...................            224,613
     2,600  Cummins Engine Co., Inc.................             98,638
     1,000  Cuno, Inc.*.............................             26,813
     2,600  Dole Food Company.......................             42,575
     2,500  Donaldson Co., Inc......................             69,531
     2,500  Dycom Industries, Inc.*.................             89,844
     1,300  Electroglas, Inc.*......................             19,906
     1,600  Fedders Corp............................              7,400
     2,300  Flowserve Corp..........................             49,163
       700  Gardner Denver, Inc.*...................             14,910
       700  Gasonics International Corp.*...........             12,863
     1,300  Graco, Inc..............................             53,788
     1,900  Idex Corp...............................             62,938
     2,400  Input/Output, Inc.*.....................             24,450
     1,200  Insituform Technologies, Inc.*..........             47,850
     1,100  Ionics, Inc.*...........................             31,213
Shares                                                      Value
-----------------------------------------------------------------------
     2,000  Johns Manville Corporation..............  $          25,875
     1,900  Kaydon Corp.............................             47,263
     1,900  Kennametal, Inc.........................             55,338
     3,000  Kulicke & Soffa Industries*.............             33,750
     7,800  Lam Research Corp.*.....................            113,100
       500  Lawson Products.........................             13,594
     2,700  Lennox International, Inc...............             20,925
     2,000  Lincoln Electric Holdings, Inc..........             39,250
    77,300  Lindsay Manufacturing Co................          1,748,913
     1,500  Manitowoc Co............................             43,500
     2,200  Milacron, Inc...........................             35,338
     1,400  Modine Manufacturing Co.................             29,050
     2,600  Mohawk Industries, Inc.*................             71,175
     1,600  Nordson Corp............................             40,800
       500  Nortek, Inc.*...........................             11,844
     1,400  Oakley, Inc.*...........................             18,900
     7,800  Pall Corp...............................            166,238
     2,200  Paxar Corp.*............................             22,413
     3,100  Pentair, Inc............................             74,981
     1,500  Presstek, Inc.*.........................             15,750
     1,500  Regal Beloit............................             25,590
       500  Robbins & Myers, Inc....................             12,063
     1,000  RTI International Metals, Inc.*.........             14,313
     1,300  Sauer, Inc..............................             12,188
       800  Scott Technologies, Inc.*...............             17,900
     1,300  Semitool, Inc.*.........................             12,594
     3,100  Smith International, Inc.*..............            231,144
       800  SPS Technologies, Inc.*.................             43,850
    28,600  Stanley Works (The).....................            891,963
     1,900  Stewart & Stevenson Services, Inc.......             43,136
     2,233  Sybron Dental Specialties, Inc..........             37,682
       900  Tecumseh Products Co....................             37,744
       600  Tennant Co..............................             28,800

    The accompanying notes are an integral part of the financial statements.
82

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / December 31, 2000 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
     1,800  Terex Corp.*............................  $          29,138
       400  Thermo Fibertek, Inc.*..................              1,375
     2,900  Timken Co. (The)........................             43,863
       600  Toro Co.................................             22,013
     1,300  Ultratech Stepper, Inc.*................             33,638
     2,600  Unova, Inc.*............................              9,425
     2,000  Varian Medical Systems, Inc.*...........            135,875
     2,000  Varian Semiconductor Equipment*.........             47,500
     2,000  Varian, Inc.*...........................             67,750
     4,600  W.W. Grainger, Inc......................            167,900
     1,400  Watsco, Inc.............................             16,128
       500  Woodward Governor Co....................             22,375
     2,400  YORK International Corp.................             73,650
                                                      -----------------
                                                             11,220,221
                                                      -----------------
HOME CONSTRUCTION, FURNISHINGS &
 APPLIANCES -- 0.5%
     6,700  Apogent Technologies, Inc...............            137,350
     1,100  Applica, Inc.*..........................              5,363
       500  Bush Industries, Inc....................              5,813
     6,500  Clayton Homes, Inc......................             74,750
       500  Crossmann Communities, Inc..............             10,500
     3,161  DR Horton, Inc..........................             77,247
     2,500  Ethan Allen Interiors, Inc..............             83,750
     3,000  Furniture Brands International, Inc.*...             63,188
     1,900  Harman International Industries, Inc....             69,350
     3,400  HON Industries..........................             86,700
     1,900  Kimball International...................             27,550
     3,700  La-Z-Boy, Inc...........................             58,275
    12,400  Leggett & Platt, Inc....................            234,825
     4,900  Maytag Corp.............................            158,331
     1,300  MDC Holdings, Inc.......................             42,835
     5,000  Miller (Herman), Inc....................            143,750
     1,300  MP3.com*................................              4,672
Shares                                                      Value
-----------------------------------------------------------------------
       300  National Presto Industries, Inc.........  $           9,206
       600  NVR, Inc.*..............................             74,160
     1,100  Palm Harbor Homes, Inc.*................             17,325
       600  Parkervision, Inc.*.....................             21,975
     1,800  Pulte Corp..............................             75,938
       500  Salton, Inc.*...........................             10,344
     1,400  Standard-Pacific Corp...................             32,725
     4,900  Steelcase, Inc..........................             67,988
     6,200  Sunbeam Corp.*..........................              1,938
     1,300  Toll Brothers, Inc.*....................             53,138
       600  Universal Electronics, Inc.*............              9,263
     2,200  Walter Industries, Inc..................             16,500
                                                      -----------------
                                                              1,674,749
                                                      -----------------
HOUSEHOLD PRODUCTS -- 0.3%
       300  CoorsTek, Inc.*.........................              9,413
    23,000  Fortune Brands, Inc.....................            690,000
       900  Fossil, Inc.*...........................             13,036
     4,700  Gentex Corp.*...........................             87,538
     1,900  Lancaster Colony Corp...................             53,319
       800  Libbey, Inc.............................             24,300
       800  Oneida Ltd..............................             14,850
     9,200  Owens-Illinois, Inc.*...................             52,325
     6,600  RPM, Inc. of Ohio.......................             56,513
       600  Simpson Manufacturing Co., Inc.*........             30,600
     3,700  Snap-On, Inc............................            103,138
       700  Standex International Corp..............             14,438
     2,300  Valspar Corp............................             74,014
                                                      -----------------
                                                              1,223,484
                                                      -----------------
INDUSTRIAL - DIVERSIFIED -- 0.1%
     1,900  Armstrong Holdings, Inc.................              3,919
     2,300  Blyth Industries, Inc...................             55,488
       900  FEI Company*............................             20,475
     1,200  Hexcel Corp.*...........................             10,725
     1,500  Identix, Inc.*..........................             11,775

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / December 31, 2000 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
       900  LightPath Technologies, Inc. -
            Class A*................................  $          12,488
       400  Nacco Industries........................             17,475
     5,000  Phelps Dodge Corp.......................            279,063
     1,400  Symyx Technologies*.....................             50,400
     1,400  WMS Industries, Inc.*...................             28,175
       900  Yankee Candle Co., Inc. (The)*..........              9,956
     1,500  Zomax, Inc.*............................              6,844
                                                      -----------------
                                                                506,783
                                                      -----------------
INDUSTRIAL MACHINE SERVICES -- 0.0%
     1,800  Fastenal Co.............................             98,775
                                                      -----------------
INSURANCE -- 4.1%
     2,000  21st Century Insurance Group............             28,500
     1,600  Advance Paradigm, Inc.*.................             72,800
     2,400  Alfa Corporation........................             44,100
     3,300  Allmerica Financial Corp................            239,250
     6,050  AMBAC Financial Group, Inc..............            352,791
     2,100  American Financial Group, Inc...........             55,781
       600  American National Insurance.............             43,800
    24,900  American Physicians Capital, Inc........            412,406
     1,000  Argonaut Group, Inc.....................             21,000
       700  Baldwin & Lyons, Inc....................             16,275
       600  Blanch (EW) Holdings, Inc...............             10,463
     1,400  Brown & Brown, Inc......................             49,000
     1,600  Commerce Group, Inc.....................             43,488
    20,500  Conseco, Inc............................            270,344
     2,400  Crawford & Company......................             27,900
     1,000  Delphi Financial Group*.................             38,500
     1,800  Enhance Financial Services Group........             27,788
     4,100  Erie Indemnity Company..................            122,231
       700  FBL Financial Group, Inc................             12,206
Shares                                                      Value
-----------------------------------------------------------------------
    48,000  Fidelity National Financial, Inc........  $       1,773,000
    39,400  First American Financial Corp...........          1,295,275
     3,300  Fremont General Corp....................              9,281
    15,600  Gallagher A J & Co......................            992,550
       400  Great American Financial Resources,
            Inc.....................................              7,650
       800  Harleysville Group, Inc.................             23,400
     2,600  HCC Insurance Holdings, Inc.............             70,038
     6,600  Health Net, Inc.........................            172,838
       900  Hilb, Rogal & Hamilton Co., Office of...             35,888
     2,700  Horace Mann Educators Corp..............             57,713
     9,700  Humana, Inc.*...........................            147,925
       500  Insurance Auto Auctions, Inc.*..........              6,000
       600  Kansas City Life Insurance Co...........             21,225
       600  Landamerica Financial Group, Inc........             24,263
     2,300  Leucadia National Corp..................             81,506
       900  Liberty Corp............................             36,619
       400  Markel Corp.*...........................             72,400
     1,100  Medical Assurance, Inc.*................             18,356
     1,700  Mercury General Corp....................             74,588
     2,900  Mony Group, Inc.........................            143,369
       100  National Western Life Insurance Co. -
            Class A*................................             10,306
     1,500  Nationwide Financial Services...........             71,250
     4,000  Ohio Casualty Corp......................             40,000
     7,500  Old Republic International Corp.........            240,000
    69,200  Oxford Health Plans*....................          2,733,400
     1,800  Pacificare Health Systems*..............             27,000
       400  Philadelphia Consolidated Holding
            Corp....................................             12,350

    The accompanying notes are an integral part of the financial statements.
84

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / December 31, 2000 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
       800  Pico Holdings, Inc......................  $           9,950
     1,100  PMA Capital Corporation.................             18,975
     1,900  PMI Group, Inc. (The)...................            128,606
     1,400  Presidential Life Corp..................             20,913
     3,400  Protective Life Corp....................            109,650
     2,200  Radian Group, Inc.......................            165,138
     1,100  Reinsurance Group Of America............             39,050
     5,400  Reliance Group Holdings.................                 21
     9,900  RenaissanceRE Holdings Ltd..............            775,294
       200  Rightchoice Managed Care, Inc...........              6,963
       500  RLI Corp................................             22,344
    36,500  SAFECO Corp.............................          1,199,938
       600  SCPIE Holdings, Inc.....................             14,175
     1,600  Selective Insurance Group...............             38,800
     2,000  Stancorp Financial Group................             95,500
       700  State Auto Financial Corp...............             12,513
       600  Stewart Information Services............             13,313
       400  The Midland Co..........................             11,100
     7,900  Torchmark Corp..........................            303,656
     1,100  Transatlantic Holdings, Inc.............            116,463
       900  Triad Guaranty, Inc.*...................             29,813
     2,400  Trigon Healthcare, Inc.*................            186,750
     2,200  UICI*...................................             13,063
    31,500  W.R. Berkley Corp.......................          1,486,406
       600  Zenith National Insurance Corp..........             17,625
                                                      -----------------
                                                             14,922,832
                                                      -----------------
LODGING -- 0.3%
     2,000  Aztar Corp.*............................             25,875
     3,400  Choice Hotels International, Inc.*......             46,538
       800  Crestline Capital Corp.*................             20,600
     1,700  Equity Inns, Inc........................             10,519
       500  Excel Technology, Inc.*.................              9,977
     4,500  Extended Stay America, Inc.*............             57,825
Shares                                                      Value
-----------------------------------------------------------------------
    20,900  Hilton Hotels Corp......................  $         219,450
    12,100  Host Marriott Corp......................            156,544
     1,400  Isle of Capri Casinos, Inc.*............             14,875
     3,600  Mandalay Resort Group*..................             78,975
     1,400  Marcus Corporation......................             19,425
    16,100  Park Place Entertainment Corp.*.........            192,194
     1,500  Pegasus Systems, Inc.*..................             10,406
     3,200  Prime Hospitality Corp.*................             37,200
     2,100  Sodexho Marriott Services, Inc..........             46,463
     2,100  Station Casinos, Inc.*..................             31,369
     1,100  Vail Resorts, Inc.*.....................             25,781
     7,900  Wyndham International, Inc.*............             13,825
                                                      -----------------
                                                              1,017,841
                                                      -----------------
MEDIA - BROADCASTING & PUBLISHING -- 2.9%
       600  Acme Communications, Inc................              5,475
     4,100  American Greetings Corp.................             38,694
     1,700  Banta Corp..............................             43,214
       500  Beasley Broadcast Group, Inc. -
            Class A.................................              4,156
     6,100  Belo (A.H.) Corp........................             97,600
       300  BHC Communications......................             38,775
     5,300  Charter Communications, Inc. -
            Class A*................................            120,244
     1,100  Chris-Craft Industries, Inc.*...........             73,150
     2,300  Citadel Communications Corp.*...........             27,600
     1,800  COX Radio, Inc.*........................             40,613
       600  Crown Media Holdings, Inc...............             12,188
     2,400  Cumulus Media, Inc.*....................              8,700
     2,300  Emmis Communications Corp. -
            Class A*................................             65,981
     1,600  Entercom Communications Corp.*..........             55,100

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / December 31, 2000 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
     2,600  Harte-Hanks Communications..............  $          61,588
     2,400  Hollinger International, Inc............             38,100
     1,700  Houghton Mifflin Co.....................             78,838
       600  Information Holdings, Inc.*.............             14,063
     2,300  Insight Communications*.................             54,050
     2,800  Journal Register Co.*...................             44,975
     2,800  Lee Enterprises.........................             83,475
       600  Lodgenet Entertainment Corp.*...........             10,575
       700  Martha Stewart Living Omnimedia*........             14,044
     1,200  Mastec, Inc.*...........................             24,000
     1,200  McClatchy Company.......................             51,150
       700  Media 100, Inc.*........................              1,794
     1,200  Media General, Inc. - Class A...........             43,680
    52,500  Mediacom Communications Corp.*..........            902,344
     2,400  Meredith Corp...........................             77,250
       500  Meta Group, Inc.*.......................              3,250
       500  On Command Corporation*.................              4,375
     1,100  Pac-West Telecomm, Inc.*................              3,781
    77,680  Pegasus Communications Corp.*...........          2,000,260
     1,100  Playboy Enterprises*....................             10,931
     2,600  Price Communications Corp.*.............             43,713
    10,300  Primedia, Inc.*.........................            122,956
       800  Private Media Group, Inc................              6,175
       500  Pulitzer, Inc...........................             23,425
     1,900  R.H. Donnelley Corp.*...................             46,194
     1,900  Radio One, Inc.*........................             20,306
    29,100  Radio One, Inc.*........................            320,100
   125,500  Readers Digest Association, Inc. (The) -
            Class A.................................          4,910,188
     1,600  Regent Communications, Inc.*............              9,500
       700  Saga Communications, Inc.*..............             10,413
Shares                                                      Value
-----------------------------------------------------------------------
     1,500  Salem Communications Corp. -
            Class A*................................  $          22,406
       900  Scholastic Corp.*.......................             79,763
     1,700  Scripps Co. (E.W.)......................            106,888
     2,800  Sinclair Broadcast Group, Inc.*.........             28,088
    42,100  Spanish Broadcasting System, Inc.*......            210,500
    76,900  Thomas Nelson, Inc......................            538,300
       800  Tivo, Inc.*.............................              4,300
       300  United Television, Inc..................             34,800
     2,400  Valuevision International, Inc.*........             30,300
     2,900  Wiley (John) & Sons.....................             62,350
     1,400  Wink Communications, Inc.*..............              8,400
     1,000  Worldgate Communications*...............              3,813
       800  Young Broadcasting, Inc.*...............             26,788
                                                      -----------------
                                                             10,823,679
                                                      -----------------
MEDICAL & BIO-TECHNOLOGY -- 1.7%
    17,800  Aurora Biosciences Corp.*...............            559,588
     3,300  Bio-Technology General Corp.*...........             23,306
    29,571  Corixa Corp.*...........................            824,286
       300  Diversa Corp.*..........................              5,381
       600  Exelixis, Inc.*.........................              8,775
    38,262  Invitrogen Corp.*.......................          3,304,880
    85,300  Lexicon Genetics, Inc.*.................          1,418,113
     1,500  Maxim Pharmaceuticals, Inc.*............              9,563
                                                      -----------------
                                                              6,153,892
                                                      -----------------
MEDICAL SUPPLIES -- 2.7%
       600  Aclara Biosciences, Inc.*...............              6,525
       700  Advanced Energy Industries*.............             15,750
     3,700  Applera Corp. - Applied Biosystems
            Group...................................            132,969
     1,300  Aradigm Corp.*..........................             19,013
       700  Arrow International, Inc................             26,370

    The accompanying notes are an integral part of the financial statements.
86

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / December 31, 2000 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
     1,300  Arthrocare Corp.*.......................  $          25,350
       200  Aspect Medical Systems, Inc.*...........              1,725
     1,200  ATS Medical, Inc.*......................             17,025
     1,200  Avigen, Inc.*...........................             24,900
       300  Bacou USA, Inc.*........................              7,800
    10,800  Bausch & Lomb, Inc......................            436,725
     3,400  Beckman Coulter, Inc....................            142,588
       800  Biosite Diagnostics, Inc.*..............             32,350
     3,200  C.R. Bard, Inc..........................            149,000
     1,700  Cardiodynamics International Corp.......              5,844
     3,000  Celsion Corp............................              3,000
       600  Cerus Corp.*............................             45,150
       900  ChromaVision Medical Systems, Inc.*.....              2,363
       500  Closure Medical Corp....................             18,000
     1,600  Coherent, Inc.*.........................             52,000
       700  Conmed Corp.*...........................             11,988
    33,600  Credence Systems Corp.*.................            772,800
       900  Cyberonics*.............................             20,925
       400  Cyberoptics Corp........................              6,775
   227,900  Cygnus, Inc.*...........................          1,111,013
     1,800  Cymer, Inc.*............................             46,322
       700  Datascope Corp..........................             23,975
     2,700  Dentsply International, Inc.............            105,638
       800  Diagnostic Products Corp................             43,700
     1,400  Dionex Corp.*...........................             48,300
     3,700  Edwards Lifesciences Corp.*.............             65,675
    79,200  Endocare, Inc.*.........................          1,009,800
    18,000  Exfo Electro-Optical Engineering,
            Inc.....................................            470,250
     1,400  Genrad, Inc.*...........................             14,000
       600  Gliatech, Inc...........................              2,438
     1,700  Haemonetics Corp.*......................             52,488
     1,400  Henry Schein, Inc.*.....................             48,475
       700  Igen International, Inc.*...............              8,619
       600  II-VI, Inc.*............................              9,113
Shares                                                      Value
-----------------------------------------------------------------------
     4,700  Imatron, Inc.*..........................  $           6,463
       700  Inamed Corp.*...........................             14,306
     1,400  Invacare Corp...........................             47,950
       900  I-Stat Corp.*...........................             23,794
       500  Keithley Instruments, Inc...............             21,531
    29,500  Mead Corp...............................            925,563
       800  Meade Instruments Corp.*................              5,250
     1,700  Mechanical Technology, Inc.*............              5,950
     1,100  Mentor Corp.............................             21,450
     2,400  Mettler-Toledo International, Inc.*.....            130,500
     2,900  Millipore Corp..........................            182,700
       600  Mine Safety Appliances Co...............             15,075
     2,600  Minimed, Inc.*..........................            109,281
       300  MKS Instruments, Inc.*..................              4,650
       900  Nanogen, Inc.*..........................              8,100
       300  Nanometrics, Inc.*......................              4,144
       500  Neoforma.Com, Inc.*.....................                406
     1,900  Newport Corp............................            149,358
    29,000  North American Scientific, Inc..........            420,500
    14,600  Novoste Corp.*..........................            401,500
     1,100  Ocular Sciences, Inc.*..................             12,788
       300  ORATEC Interventions, Inc.*.............              1,538
     3,000  Patterson Dental Co.*...................            101,625
       700  Photon Dynamics, Inc.*..................             15,750
       600  PolyMedica Industries, Inc.*............             20,025
     1,400  Priority Healthcare Corp.*..............             57,138
     3,300  PSS World Medical, Inc.*................             16,500
     1,900  ResMed, Inc.*...........................             75,763
     2,000  Respironics, Inc.*......................             57,000
     2,200  Robotic Vision Systems, Inc.*...........              6,050
     1,900  Roper Industries, Inc...................             62,819
       800  SangStat Medical Corp.*.................              9,500
       600  Satcon Technology Corp.*................              5,925
       400  SonoSite, Inc.*.........................              5,100
     5,300  St. Jude Medical, Inc.*.................            325,619

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / December 31, 2000 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
       700  Staar Surgical Co.......................  $           8,794
     4,400  Steris Corp.*...........................             70,950
     2,200  Sunrise Technologies International*.....              3,919
     2,600  Techne Corp.*...........................             93,763
     1,400  Theragenics Corp.*......................              7,000
    15,653  Thermo Electron Corp.*..................            465,677
     1,000  Thoratec Laboratories Corp.*............             11,000
     3,100  Vasomedical, Inc.*......................              6,781
    23,900  Veeco Intruments, Inc.*.................            958,988
       600  Ventana Medical Systems, Inc.*..........             11,100
     3,400  Visx, Inc.*.............................             35,488
     2,000  Vivus, Inc.*............................              4,313
       900  White Electronic Designs................              5,822
     1,000  X-Rite, Inc.............................              7,813
       600  Zoll Medical Corp.*.....................             21,038
                                                      -----------------
                                                             10,020,798
                                                      -----------------
METALS -- 2.9%
     5,200  AK Steel Holding Corp...................             45,500
     4,400  Allegheny Technologies, Inc.............             69,850
       900  Alliant Techsystems, Inc.*..............             60,075
     2,300  Aptargroup, Inc.........................             67,563
   347,500  Battle Mountain Gold Co.*...............            586,406
     1,500  Belden, Inc.............................             38,063
     8,100  Bethlehem Steel Corp.*..................             14,175
       800  Brush Engineered Materials, Inc.........             16,150
     1,300  Carpenter Technology....................             45,500
       900  Century Aluminum Company................             10,238
       500  Cleveland-Cliffs, Inc...................             10,781
       700  Commercial Metals Co....................             15,575
     3,100  Commscope, Inc.*........................             51,344
       300  CompX International, Inc................              2,681
     5,700  Cooper Industries, Inc..................            261,844
     3,400  Crane Co................................             96,688
Shares                                                      Value
-----------------------------------------------------------------------
       300  Curtiss-Wright Corp.....................  $          13,950
     8,100  Engelhard Corp..........................            165,038
     7,700  Freeport-McMoRan Copper & Gold,
            Inc.*...................................             65,931
     1,600  General Cable Corp......................              7,100
       500  Gibraltar Steel Corp....................              8,781
     1,600  Griffon Corp............................             12,600
       500  Gulf Island Fabrication, Inc............              9,094
     2,500  Harsco Corp.............................             61,719
   467,100  Homestake Mining Co.....................          1,955,981
     3,600  Hubbell, Inc............................             95,400
     1,800  Kaiser Aluminum Corp.*..................              6,638
     1,500  Lone Star Technologies*.................             57,750
     4,700  LTV Corp................................              1,616
       900  Matthews International Corp.............             28,406
     1,100  Maverick Tube Corp.*....................             24,888
     1,800  Metals USA, Inc.........................              5,063
       500  Mobile Mini, Inc.*......................             11,500
     2,200  Mueller Industries*.....................             58,988
       900  NCI Building Systems, Inc.*.............             16,931
    90,200  Newmont Mining Corp.....................          1,539,038
     1,000  NS Group, Inc.*.........................              9,450
     4,800  Nucor Corp..............................            190,500
       300  Optical Cable Corp.*....................              2,719
   221,700  Placer Dome, Inc........................          2,133,863
     1,500  Polaris Industries, Inc.................             59,625
     3,000  Precision Castparts Corp................            126,188
       700  Quanex Corp.............................             14,088
     1,300  Reliance Steel & Aluminum...............             32,175
     1,200  Ryerson Tull, Inc.......................              9,900
     2,300  Shaw Group, Inc. (The)*.................            115,000
     1,600  Southern Peru Copper Corp...............             20,600
     2,200  Steel Dynamics, Inc.*...................             24,200
     2,400  Stillwater Mining Company*..............             94,440
     1,300  Sturm Ruger & Co., Inc..................             12,269
       900  Superior Telecom, Inc...................              1,744
    53,500  Teck Corp. - Class B....................            505,789

    The accompanying notes are an integral part of the financial statements.
88

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / December 31, 2000 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
     1,300  Texas Industries, Inc...................  $          39,000
     2,200  Tower Automotive, Inc.*.................             19,800
     1,700  Tredegar Corporation....................             29,644
    95,000  USX-US Steel Group, Inc.................          1,710,000
     1,000  Watts Industries, Inc...................             13,875
     1,900  Weirton Steel Corp.*....................              2,261
       100  Wesco Financial Corp....................             28,175
       500  Wolverine Tube, Inc.....................              5,995
     4,200  Worthington Industries, Inc.............             33,863
                                                      -----------------
                                                             10,774,008
                                                      -----------------
MINING -- 0.0%
     2,500  Washington Group International, Inc.....             20,469
                                                      -----------------
MISCELLANEOUS -- 0.0%
       600  Advanced Marketing Services, Inc........             10,425
     2,900  Boyd Gaming Corp.*......................              9,969
     1,600  Calico Commerce, Inc.*..................              1,550
     1,100  Casella Waste Systems, Inc.*............              9,556
     2,300  Ha-Lo Industries, Inc.*.................              5,175
     1,300  Handleman Co.*..........................              9,750
       400  Russ Berrie & Co., Inc..................              8,450
     1,050  SCP Pool Corp.*.........................             31,566
                                                      -----------------
                                                                 86,441
                                                      -----------------
OFFICE EQUIPMENT -- 0.0%
     9,400  IKON Office Solutions, Inc..............             23,500
                                                      -----------------
OIL & GAS -- 3.3%
     3,300  AGL Resources, Inc......................             72,806
     4,500  Ashland, Inc............................            161,505
     1,900  Atmos Energy Corp.......................             46,313
       600  Atwood Oceanics*........................             26,286
     1,500  Belco Oil & Gas Corp.*..................             18,656
     1,000  Berry Petroleum.........................             13,375
     1,700  Brown (Tom), Inc.*......................             55,888
     1,400  CAL Dive International, Inc.*...........             37,275
Shares                                                      Value
-----------------------------------------------------------------------
       400  Callon Petroleum Corp...................  $           6,675
       700  Cascade Natural Gas Corp................             13,169
     7,100  Chesapeake Energy Corp.*................             71,888
       300  Clayton Williams Energy.................              8,100
     1,000  CNA Surety Corporation..................             14,250
     1,200  Comstock Resources, Inc.................             17,700
     4,600  Cross Timbers Oil Co....................            127,650
     1,400  Denbury Resources, Inc.*................             15,400
       600  Dril-Quip*..............................             20,513
     1,800  Energen Corp............................             57,938
     6,700  EOG Resources, Inc......................            366,406
       600  Epicedge, Inc...........................                225
    26,300  Equitable Resources, Inc................          1,755,525
     1,900  Friede Goldman Halter, Inc.*............              6,769
     1,700  Frontier Oil Corp.*.....................             11,688
       500  Houston Exploration Company*............             19,063
     6,500  Key Energy Group*.......................             67,844
       600  Key Production Company, Inc.............             20,138
     7,300  Kinder Morgan, Inc......................            380,969
     1,400  Louis Dreyfus Natural Gas*..............             64,138
     1,000  McMoRan Exploration Co.*................             13,250
     3,900  MDU Resources Group, Inc................            126,750
       700  Midcoast Energy Resources...............             15,269
     1,300  Mitchell Energy & Development...........             79,625
     2,500  National Fuel Gas Co....................            157,344
     1,100  New Jersey Resources....................             47,575
     2,600  Newfield Exploration Company*...........            123,338
     1,700  Northwest Natural Gas Co................             45,050
       800  NUI Corp................................             25,750
     1,800  ONEOK, Inc..............................             86,625
       800  Patina Oil & Gas Corp...................             19,200
     2,400  Patterson Energy, Inc.*.................             89,400
       400  Penn Virginia Corp......................             13,275

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / December 31, 2000 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
   208,700  Pennzoil-Quaker State Co................  $       2,687,013
     2,000  Piedmont Natural Gas Co.................             76,375
       800  Plains Resources, Inc.*.................             16,900
       600  Prima Energy Corp.*.....................             21,000
     3,017  Pure Resources, Inc.*...................             61,095
     5,000  Questar Corp............................            150,313
     1,300  RPC, Inc................................             18,850
     1,050  Seacor Smit, Inc.*......................             55,256
     1,400  Semco Energy, Inc.......................             21,788
       700  South Jersey Industries.................             20,825
     2,010  Southern Union Company*.................             53,265
     1,900  Southwest Gas Corp......................             41,563
     1,600  Southwestern Energy Company.............             16,600
     1,800  St. Mary Land & Exploration Co..........             59,963
    64,600  Stolt Offshore S.A......................            710,600
     1,100  Stone Energy Corp.*.....................             71,005
     5,300  Sunoco, Inc.............................            178,544
     2,800  Superior Energy Services*...............             32,200
     2,200  Tesoro Petroleum Corp.*.................             25,575
     1,400  Transmontaigne, Inc.*...................              3,850
     5,500  Ultramar Diamond Shamrock Corp..........            169,813
       400  Universal Compression Holdings*.........             15,075
    51,600  Valero Energy Corp......................          1,918,875
    43,288  Varco International, Inc.*..............            941,514
     3,900  Vectren Corporation.....................             99,938
     2,900  Vintage Petroleum, Inc..................             62,350
       700  WD-40 Co................................             13,606
     2,900  WGL Holdings, Inc.......................             88,269
                                                      -----------------
                                                             11,952,623
                                                      -----------------
OIL & GAS DISTRIBUTION -- 0.6%
       900  Basin Exploration, Inc.*................             22,950
     1,200  Laclede Gas Co..........................             28,050
    74,400  MCN Energy Group, Inc...................          2,059,950
Shares                                                      Value
-----------------------------------------------------------------------
     2,900  NICOR, Inc..............................  $         125,244
     2,200  Peoples Energy Corp.....................             98,450
     1,200  Western Gas Resources, Inc..............             40,425
                                                      -----------------
                                                              2,375,069
                                                      -----------------
OIL & GAS EXPLORATION -- 5.4%
     1,800  Barrett Resources Corp.*................            102,263
     1,600  Cabot Oil & Gas Corp. - Class A.........             49,900
     1,800  EEX Corp.*..............................              8,775
       900  Evergreen Resources, Inc.*..............             34,763
    14,940  Forrest Oil Corp........................            550,913
    88,600  Grant Prideco, Inc.*....................          1,943,663
   103,500  Grey Wolf, Inc.*........................            608,063
       900  HS Resources, Inc.*.....................             38,138
     1,100  Meridian Resource Corp. (The)...........              9,488
     2,800  Murphy Oil Corp.........................            169,225
    50,543  National-Oilwell, Inc.*.................          1,955,382
    21,600  Noble Affiliates, Inc...................            993,600
       800  Nuevo Energy Co.*.......................             13,850
   219,260  Ocean Energy, Inc.*.....................          3,809,643
   196,700  Oceaneering International, Inc.*........          3,823,356
       900  Pennaco Energy, Inc.*...................             17,663
   198,800  Pioneer Natural Resources Co.*..........          3,913,875
     2,500  Pogo Producing Co.......................             77,813
    37,400  Spinnaker Exploration Co.*..............          1,589,500
     1,200  Swift Energy Co.*.......................             45,150
                                                      -----------------
                                                             19,755,023
                                                      -----------------
OIL & GAS FIELD SERVICES -- 2.3%
     9,400  Coflexip SA ADR.........................            591,025
    27,700  ENSCO International, Inc................            943,531
     4,300  Global Industries, Ltd.*................             58,856
    29,000  Hanover Compressor Co.*.................          1,292,313
     3,100  Helmerich & Payne, Inc..................            136,013

    The accompanying notes are an integral part of the financial statements.
90

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / December 31, 2000 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
    10,700  Marine Drilling Companies, Inc.*........  $         286,225
     4,500  Newpark Resources, Inc.*................             43,031
    59,000  Osca, Inc.*.............................            999,313
   132,200  Parker Drilling Co.*....................            669,263
    17,100  Petroleum Geo-Services ADR*.............            227,644
    35,000  Pride International, Inc.*..............            861,875
     5,200  Rowan Co., Inc.*........................            140,400
     1,100  Seitel, Inc.*...........................             20,281
     3,500  Tidewater, Inc..........................            155,313
     2,200  Unit Corp.*.............................             41,663
    17,300  UTI Energy Corp.*.......................            568,738
    43,000  Veritas DGC, Inc.*......................          1,388,900
                                                      -----------------
                                                              8,424,384
                                                      -----------------
PHARMACEUTICALS -- 4.1%
     4,200  Abgenix, Inc.*..........................            248,063
    21,100  Albany Molecular Research, Inc.*........          1,300,288
       900  Alexion Pharmaceuticals, Inc.*..........             58,444
     3,200  Alkermes, Inc.*.........................            100,400
     2,900  Alliance Pharmaceutical Corp.*..........             25,013
       300  Allos Therapeutics, Inc.*...............              2,419
     1,500  Alpharma, Inc...........................             65,813
     3,200  Amerisource Health Corp.*...............            161,600
     3,600  Amylin Pharmaceuticals, Inc.*...........             28,350
     2,300  Andrx Group*............................            133,113
       200  Antigenics, Inc.*.......................              2,213
       700  Aphton Corp.*...........................             12,600
     3,000  Avant Immunotherapeutics, Inc.*.........             20,625
     1,300  Aviron*.................................             86,856
    34,700  Barr Laboratories, Inc.*................          2,530,931
     8,500  Bergen Brunswig Corp....................            134,555
     1,600  Bindley Western Industries..............             66,500
Shares                                                      Value
-----------------------------------------------------------------------
       800  Biocryst Pharmaceuticals, Inc.*.........  $           5,300
     1,000  BioMarin Pharmaceuticals, Inc.*.........              9,688
       800  Biopure Corp.*..........................             16,000
       600  Block Drug Co...........................             31,613
    30,300  Carter-Wallace..........................          1,011,263
     2,100  Cell Genesys, Inc.*.....................             47,906
     1,300  Cell Pathways, Inc.*....................              6,175
     8,900  Cell Therapeutics, Inc.*................            401,056
     7,900  CIMA Labs, Inc..........................            513,994
     1,400  Columbia Laboratories, Inc.*............              6,038
     2,000  Connetics Corporation*..................              9,125
    29,300  Corvas International, Inc...............            421,188
     9,000  Cubist Pharmaceuticals, Inc.*...........            261,000
       700  Digene Corp.*...........................             31,281
       900  DUSA Pharmaceuticals, Inc.*.............             15,131
       800  Endo Pharmaceutical Holdings, Inc.......                200
     2,600  Enzon, Inc.*............................            161,363
   180,400  Genta, Inc.*............................          1,443,200
     1,300  Genzyme Transgenics Corp.*..............             18,606
     1,300  Geron Corp.*............................             20,069
     2,900  Gilead Sciences, Inc.*..................            240,519
     1,400  Guilford Pharmaceuticals, Inc.*.........             25,200
       800  Herbalife International, Inc............              6,100
       600  Hyseq, Inc.*............................              8,625
     4,900  ICN Pharmaceuticals, Inc................            150,369
     1,600  ILEX Oncology, Inc.*....................             42,100
     4,000  ImClone Systems*........................            176,000
     1,200  Immune Response Corp.*..................              3,150
     2,200  Immunomedics, Inc.*.....................             47,300
     2,200  Inhale Therapeutic Systems, Inc.*.......            111,100
       400  Intermune Pharmaceuticals, Inc.*........             17,850
       500  Intrabiotics Pharmaceuticals............              4,813

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / December 31, 2000 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
    29,900  IVAX Corp.*.............................  $       1,145,170
     7,837  King Pharmaceuticals, Inc.*.............            405,075
       900  Kos Pharmaceuticals, Inc.*..............             15,863
     1,050  KV Pharmaceutical Co.*..................             25,463
     3,300  Ligand Pharmaceuticals, Inc.*...........             46,200
       600  Lynx Therapeutics, Inc.*................              5,400
     1,100  Martek Biosciences Corp.*...............             13,475
     1,500  Matrix Pharmaceuticals, Inc.*...........             25,688
     4,600  Medarex, Inc.*..........................            187,450
     1,800  Medicis Pharmaceutical Corp. - Class
            A*......................................            106,425
     1,000  MGI Pharma, Inc.*.......................             16,500
       900  Miravant Medical Technologies*..........              8,353
     7,700  Mylan Labs, Inc.........................            193,944
     2,100  Nabi, Inc.*.............................              9,713
     3,100  NBTY, Inc.*.............................             14,725
       600  Neose Technologies, Inc.*...............             19,800
     1,300  Noven Pharmaceuticals, Inc.*............             48,588
    15,200  NPS Pharmaceuticals, Inc.*..............            729,600
     2,800  NU Skin Enterprises, Inc.*..............             14,875
     2,300  Organogenesis, Inc.*....................             20,677
     1,800  OSI Pharmaceuticals, Inc.*..............            144,225
     1,600  Parexel International Corp..............             17,300
     4,200  Peregrine Pharmaceuticals, Inc..........              3,938
     3,400  Perrigo Company*........................             28,156
     1,200  Pharmaceutical Product Development,
            Inc.*...................................             59,625
     1,000  Pharmacyclics, Inc.*....................             34,250
       500  Praecis Pharmaceuticals.................             14,625
       300  Professional Detailing, Inc.*...........             31,730
     2,700  Protein Design Labs, Inc.*..............            234,563
       700  Ribozyme Pharmaceuticals, Inc.*.........             10,019
     1,400  Sciclone Pharmaceuticals, Inc.*.........              5,600
    21,000  Serona S.A. ADR.........................            502,688
Shares                                                      Value
-----------------------------------------------------------------------
     2,600  SICOR, Inc.*............................  $          37,538
     5,000  Sigma-Aldrich Corp......................            196,563
     1,400  SuperGen, Inc.*.........................             19,425
       500  Tanox, Inc.*............................             19,594
     1,700  Targeted Genetics Corp.*................             11,369
     2,500  Texas Biotech Corp.*....................             21,475
     1,500  Titan Pharmaceuticals, Inc.*............             53,055
     1,300  Transkaryotic Therapies, Inc.*..........             47,369
     2,100  Triangle Pharmaceuticals, Inc...........             10,369
       700  Tularik, Inc.*..........................             20,606
     1,300  Twinlab Corporation*....................              2,194
       900  United Therapeutics Corp.*..............             13,275
       500  Vaxgen, Inc.............................              9,750
     1,200  Vical, Inc.*............................             22,200
       700  West Pharmaceutical Services, Inc.......             17,194
                                                      -----------------
                                                             14,882,784
                                                      -----------------
REAL ESTATE -- 0.9%
       200  Alexander's, Inc.*......................             13,538
     4,400  AMB Property Corp.......................            113,575
     4,400  Boston Properties, Inc..................            191,400
     1,500  Burnham Pacific Ppty, Inc...............              6,938
     2,500  Cabot Industrial Trust..................             47,969
     6,700  Catellus Development Corp.*.............            117,250
     1,300  CB Richard Ellis Services, Inc..........             19,013
     1,300  Centerpoint Properties Corp.............             61,425
     3,700  Developers Diversified Realty...........             49,256
    27,200  Felcor Lodging Trust, Inc. REIT.........            651,100
     1,000  Forest City Enterprises, Inc............             39,200
     1,000  Insignia Financial Group, Inc.*.........             11,875
     2,200  Jones Lang LaSalle, Inc.*...............             30,525
     1,600  Kilroy Realty Corp......................             44,900

    The accompanying notes are an integral part of the financial statements.
92

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / December 31, 2000 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
       800  LaSalle Hotel Properties................  $          12,150
     3,000  Lennar Corp.............................            108,750
     1,600  LNR Property Corp.......................             35,200
     2,200  MeriStar Hospitality Corp. REIT.........             43,313
       500  Parkway Properties, Inc.................             14,844
     1,400  PS Business Parks, Inc..................             38,920
     1,700  Realty Income Corp......................             42,288
     4,400  Rouse Co................................            112,200
     1,900  Security Capital, Inc.*.................             38,119
     1,200  Senior Housing Properties Trust.........             11,175
    19,600  Storage USA, Inc. REIT..................            622,300
       600  Tejon Ranch Co..........................                 28
     1,600  Trammell Crow Co.*......................             21,600
       200  Trendwest Resorts, Inc.*................              5,400
    34,900  Washington Real Estate Investment
            Trust...................................            824,513
       900  Webb (Del E.) Corp.*....................             26,325
                                                      -----------------
                                                              3,355,089
                                                      -----------------
RESTAURANTS -- 1.0%
     1,300  Applebees International, Inc............             40,869
     4,100  Brinker International, Inc.*............            173,225
       400  Buca, Inc...............................              5,875
     3,700  CBRL Group, Inc.........................             67,294
     1,600  CEC Entertainment, Inc.*................             54,600
     1,750  Cheesecake Factory (The)*...............             67,156
     1,400  Consolidated Products, Inc.*............              9,625
     7,400  Darden Restaurants, Inc.................            169,275
     1,400  IHOP Corp.*.............................             30,363
    89,050  Jack in the Box, Inc.*..................          2,621,409
       200  Krispy Kreme Doughnuts, Inc.*...........             16,600
     1,600  Landry's Seafood Restaurants............             15,900
     1,600  Lone Star Steakhouse & Saloon...........             15,400
     1,100  Luby's, Inc.............................              6,600
Shares                                                      Value
-----------------------------------------------------------------------
       800  Morrison Management Specialist, Inc.....  $          27,928
       900  NPC International, Inc..................              9,731
       900  O'Charleys, Inc.*.......................             16,031
     4,500  Outback Steakhouse, Inc.*...............            116,438
       500  P.F. Chang's China Bistro, Inc.*........             15,719
     1,100  Papa John's International, Inc.*........             24,475
       900  Rare Hospitality International, Inc.*...             20,081
     3,800  Ruby Tuesday, Inc.......................             57,950
     1,700  Ryan's Family Steak Houses, Inc.*.......             16,044
     1,650  Sonic Corp.*............................             38,466
       500  Valhi, Inc..............................              5,750
     5,900  Wendy's International, Inc..............            154,875
                                                      -----------------
                                                              3,797,679
                                                      -----------------
RETAILERS -- 2.8%
       800  99 Cents Only Stores*...................             21,900
     1,400  American Eagle Outfitters, Inc.*........             59,150
     1,400  Ames Dept Stores, Inc.*.................              2,013
     7,200  AutoZone, Inc.*.........................            205,200
     3,300  Barnes & Noble, Inc.*...................             87,450
     4,200  BJ's Wholesale Club, Inc.*..............            161,175
     1,500  Blockbuster, Inc........................             12,563
     4,900  Borders Group, Inc.*....................             57,269
     1,100  Burlington Coat Factory Warehouse.......             20,831
       900  BUY.COM*................................                591
     2,500  Casey's General Stores, Inc.............             37,344
     1,200  Cash America International, Inc.........              5,250
       900  Central Garden & Pet Co.................              6,188
       200  Coldwater Creek, Inc.*..................              6,213
     7,000  Consolidated Stores Corp.*..............             74,375

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / December 31, 2000 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
     1,300  Cost Plus, Inc.*........................  $          38,188
     1,300  CSK Auto Corp.*.........................              5,038
     5,900  Dillard's, Inc..........................             69,694
     2,400  Drugstore.Com*..........................              2,175
     1,200  Duane Reade, Inc.*......................             36,675
       300  Electronics Boutique Holdings Corp.*....              5,250
     3,500  eToys, Inc.*............................                656
       800  Factory 2-U Stores, Inc.*...............             26,500
     9,100  Family Dollar Stores....................            195,081
       500  Fibernet Telecom Group, Inc.............              2,750
       500  Fred's, Inc.............................             10,531
     1,000  Guitar Center, Inc.*....................             11,375
     3,500  Harcourt General, Inc...................            200,200
     1,000  Haverty Furniture Companies, Inc........              9,875
     1,700  Hearst-Argyle Television, Inc.*.........             34,744
     1,700  Hot Topic, Inc.*........................             27,944
     1,400  Intertan, Inc.*.........................             16,275
       800  Lands' End, Inc.*.......................             20,096
     2,500  Linens 'n Things, Inc.*.................             69,063
     1,800  Longs Drug Stores Corp..................             43,425
    37,000  Michaels Stores*........................            980,500
     2,200  MSC Industrial Direct Co., Inc.*........             39,738
     1,600  Musicland Stores Corp.*.................             19,800
     2,300  Neiman-Marcus Group, Inc.*..............             81,794
     6,300  Nordstrom, Inc..........................            114,581
    18,300  Office Depot, Inc.*.....................            130,388
     7,000  OfficeMax, Inc.*........................             20,125
     2,400  O'Reilly Automotive, Inc.*..............             64,200
       250  PC Connection, Inc.*....................              2,594
   420,800  Petsmart, Inc.*.........................          1,209,800
     6,200  Pier 1 Imports, Inc.....................             63,938
    20,100  Rite Aid Corp...........................             47,738
     9,000  Saks, Inc.*.............................             90,000
Shares                                                      Value
-----------------------------------------------------------------------
     1,300  School Specialty, Inc.*.................  $          26,081
     8,500  Sherwin-Williams Co. (The)..............            223,656
     1,400  Shopko Stores, Inc.*....................              7,000
       900  Spiegel, Inc............................              3,881
     2,300  Stamps.com, Inc.*.......................              6,397
     2,100  Stride Rite Corp........................             14,700
    51,100  Syncor International Corp.*.............          1,858,763
     1,600  Systemax, Inc.*.........................              2,000
     3,300  Tech Data Corp.*........................             89,255
     2,000  The Men's Wearhouse, Inc.*..............             54,500
    80,900  Toys "R" Us, Inc.*......................          1,350,019
    97,600  Trans World Entertainment Corp.*........            872,300
       600  Tuesday Morning Corp.*..................              3,188
    49,275  Tweeter Home Entertainment Group,
            Inc.*...................................            600,539
       500  Ultimate Electronics, Inc.*.............             10,969
     1,500  Value City Department Stores, Inc.*.....              7,875
     8,700  Venator Group, Inc*.....................            134,850
       800  Whitehall Jewellers, Inc.*..............              5,650
     2,600  Williams-Sonoma, Inc.*..................             52,000
    19,000  Zale Corp.*.............................            552,188
                                                      -----------------
                                                             10,324,054
                                                      -----------------
TELEPHONE SYSTEMS -- 1.4%
     1,600  Adelphia Business Solutions, Inc.*......              6,800
     1,300  Adtran, Inc.*...........................             27,625
       600  Airgate PCS, Inc.*......................             21,300
       700  Alamosa PCS Holdings, Inc.*.............              5,600
     2,700  Allied Riser Communications Corp.*......              5,485
     3,500  American Telesource International,
            Inc.*...................................              1,313
       767  Aperian, Inc............................                503
     2,800  Arch Wireless, Inc......................              1,750
     2,500  Brightpoint, Inc.*......................              8,750

    The accompanying notes are an integral part of the financial statements.
94

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / December 31, 2000 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
       500  Centennial Communications
            Corporation*............................  $           9,375
     8,800  CenturyTel, Inc.........................            314,600
       500  Choice One Communications, Inc.*........              4,656
       700  Commonwealth Telephone Enterprises,
            Inc.*...................................             24,500
       800  Corsair Communications, Inc.*...........              5,700
     9,300  Covad Communications Group, Inc.*.......             15,404
       600  Cypress Communications, Inc.*...........                544
     4,100  Digital Island, Inc.*...................             16,656
   109,400  Ditech Communications Corp.*............          1,757,238
     1,300  Dobson Communications Corp. -
            Class A*................................             19,013
     1,700  DSL.Net, Inc.*..........................                903
     3,300  e. spire Communications, Inc.*..........              1,650
       600  Electric Lightwave, Inc.................              1,988
   131,765  Focal Communications Corp.*.............            922,355
     2,400  General Communication*..................             16,800
    12,400  Global TeleSystems, Inc.................             10,075
       175  Globalscape.............................                  0
       600  GoAmerica, Inc..........................              3,225
       600  Golden Telecom, Inc.*...................              3,075
       800  Hickory Tech Corp.......................             16,400
       700  Ibasis, Inc.*...........................              2,888
    59,840  Illuminet Holdings, Inc.*...............          1,372,580
     3,100  Intermedia Communications, Inc.*........             22,281
     2,800  ITC Deltacom, Inc.*.....................             15,094
       700  LCC International, Inc. - Class A*......              7,613
       800  Lightbridge, Inc.*......................             10,500
     4,700  Metrocall, Inc.*........................              2,203
Shares                                                      Value
-----------------------------------------------------------------------
     2,300  Motient Corp.*..........................  $           9,200
     3,000  Mpower Communications Corp..............             15,375
       600  Net2000 Communications, Inc.*...........              1,031
       500  Net2Phone, Inc.*........................              3,688
     1,000  Network Access Solutions Corp.*.........                625
       600  Network Plus Corp.*.....................              1,500
       900  North Pittsburgh Systems................              9,900
     1,700  Primus Telecommunications Group,
            Inc.*...................................              3,931
     2,800  RCN Corporation*........................             17,675
       600  Rural Cellular Corp.*...................             17,775
     4,300  Talk.com, Inc.*.........................              6,181
     2,332  TeleCorp PCS, Inc.......................             52,179
     1,100  Teligent, Inc.*.........................              2,131
     2,200  Triton PCS Holdings, Inc.*..............             74,663
       500  Universal Access, Inc.*.................              4,000
       500  US LEC Corp.*...........................              2,406
     3,200  Viatel, Inc.*...........................             11,900
     2,800  WebLink Wireless, Inc.*.................              9,625
       600  West Teleservices Corp.*................             16,875
     3,700  Western Wireless Corp. - Class A*.......            144,994
     5,400  WinStar Communications, Inc.*...........             63,113
       900  Wireless Facilities, Inc.*..............             32,625
     2,100  Worldpages.com, Inc.*...................              5,644
       400  Z-Tel Technologies, Inc.*...............              2,075
                                                      -----------------
                                                              5,165,553
                                                      -----------------
TEXTILES, CLOTHING & FABRICS -- 0.8%
     1,400  Albany International Corp.*.............             18,813
     1,200  Brown Shoe Company, Inc.................             15,600
    20,600  Coach, Inc..............................            592,250
     2,900  Collins & Aikman Corp.*.................             12,144
       400  Columbia Sportswear Co.*................             19,900

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / December 31, 2000 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
     2,400  Delta & Pine Land Co....................  $          50,250
     1,200  Footstar, Inc.*.........................             59,400
     1,300  Genesco, Inc.*..........................             31,769
       500  Guess?, Inc.*...........................              2,656
     2,800  Interface, Inc..........................             24,325
     6,200  Jones Apparel Group, Inc.*..............            199,563
     1,300  Kellwood Co.............................             27,463
       400  Kenneth Cole Productions, Inc.*.........             16,100
     3,200  Liz Claiborne, Inc......................            133,200
     1,600  Nautica Enterprises, Inc.*..............             24,375
    40,300  Osh Kosh B Gosh - Class A...............            745,550
       400  Penn Engineering & Manufacturing
            Corp....................................             14,100
     1,300  Phillips-Van Heusen.....................             16,900
     3,400  Polo Ralph Lauren Corp.*................             75,863
     1,500  Polymer Group, Inc......................              8,063
     1,400  Quiksilver, Inc.*.......................             27,125
     2,900  Reebok International, Ltd.*.............             79,286
     2,200  Ruddick Corp............................             25,163
     1,500  Russell Corp............................             23,156
     6,900  Shaw Industries, Inc....................            130,669
       900  Skechers USA, Inc.*.....................             13,950
       800  Springs Industries, Inc. - Class A......             25,950
       600  Steven Madden Ltd.*.....................              4,575
     1,200  Timberland Company*.....................             80,250
     3,500  Unifi, Inc.*............................             31,281
     5,700  V.F. Corp...............................            206,568
       800  Vans, Inc...............................             13,550
     2,600  Warnaco Group...........................              4,388
     2,500  WestPoint Stevens, Inc..................             18,725
     2,800  Wolverine World Wide....................             42,700
                                                      -----------------
                                                              2,815,620
                                                      -----------------
TRANSPORTATION -- 2.7%
       945  1st Source Corp.........................             17,246
Shares                                                      Value
-----------------------------------------------------------------------
    43,000  ABC-NACO, Inc...........................  $         260,688
     3,100  Airborne, Inc...........................             30,225
     2,600  Alexander & Baldwin, Inc................             68,250
     1,000  American Classic Voyages Co.*...........             14,000
        45  American Freightways Corp.*.............              1,254
     1,100  Arctic Cat, Inc.........................             12,788
       900  Arkansas Best Corp.*....................             16,481
     1,200  Arnold Industries, Inc..................             21,600
     5,200  Brunswick Corp..........................             85,475
     5,400  C.H. Robinson Worldwide, Inc............            169,763
     3,100  CNF Transportation, Inc.................            104,819
    37,000  Covenant Transport, Inc.................            397,750
       400  Expedia, Inc.*..........................              3,825
     3,000  Expeditors International Washington,
            Inc.....................................            161,063
     2,000  Fleetwood Enterprises, Inc..............             21,000
     2,000  Florida East Coast Inds.................             71,750
     1,600  FMC Corp.*..............................            114,700
     1,000  Forward Air Corp.*......................             37,313
     1,700  Fritz Companies, Inc.*..................             10,306
     3,300  Galileo International, Inc..............             66,000
     3,000  Gatx Corp...............................            149,625
     2,000  Hawaiian Electric Inds..................             74,375
       900  Heartland Express, Inc.*................             20,531
     1,300  Hunt (JB) Transport Services, Inc.......             21,856
    42,100  Kirby Corp.*............................            884,100
       700  Knight Transportation, Inc.*............             13,475
       500  Landstar System, Inc.*..................             27,719
       600  MS Carriers, Inc.*......................             19,650
    77,100  Newport News Shipbuilding, Inc..........          4,009,200
     1,300  Offshore Logistics, Inc.*...............             28,011
     1,600  Overseas Shipholding Group..............             36,700
       900  Roadway Express, Inc....................             19,069

    The accompanying notes are an integral part of the financial statements.
96

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / December 31, 2000 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
     3,800  Ryder System............................  $          63,175
     8,200  Sabre Holdings Corp.....................            353,625
     2,700  Swift Transportation Co., Inc.*.........             53,494
     1,300  Trico Marine Services, Inc.*............             20,069
     2,500  Trinity Industries, Inc.................             62,500
    43,100  USFreightways Corporation...............          1,296,366
    66,100  WABTEC..................................            776,675
     1,700  Werner Enterprises, Inc.................             28,900
     1,000  Winnebago Industries....................             17,563
     3,200  Wisconsin Central Transport*............             48,200
     1,500  Yellow Corp.*...........................             30,539
                                                      -----------------
                                                              9,741,713
                                                      -----------------
WATER COMPANIES -- 0.1%
       700  American States Water Company...........             25,813
     6,200  American Water Works, Inc...............            182,125
     2,400  Azurix Corp.+...........................             19,650
     1,000  California Water Service Group..........             27,000
     2,750  Philadelphia Suburban Corp..............             67,375
       100  SJW Corp................................             10,200
                                                      -----------------
                                                                332,163
                                                      -----------------
TOTAL COMMON STOCKS
  (Cost $346,472,892)...............................        359,760,014
                                                      -----------------
Principal
Amount
---------

SHORT-TERM INVESTMENTS -- 12.2%
Cash Equivalents -- 12.1%
$  399,875  Banc One
            6.800%, 07/02/01(a).....................          3,997,875
   399,873  Bank of Montreal
            6.560%, 01/05/01(a).....................          3,997,873
 1,998,933  Bank of Nova Scotia
            6.630%, 01/19/01(a).....................          1,998,933
Principal
Amount                                                      Value
-----------------------------------------------------------------------

$   399,873 Bayerische Hypovereinsbank
            6.630%, 02/01/01(a).....................  $       3,997,873
  1,998,937 Credit Agricole Indosuez
            6.600%, 01/05/01(a).....................          1,998,937
  9,545,751 Credit Suisse First Boston
            6.790%, 01/02/01(a).....................          9,545,751
  7,857,166 Fleet National Bank
            6.850%, 04/30/01(a).....................          7,857,166
 11,013,341 Merrimac Cash Fund Premium Class(a).....         11,013,341
                                                      -----------------
                                                             44,407,749
                                                      -----------------
U.S. Treasury Bills -- 0.1%
    550,000 U.S. Treasury Bill
            5.880%, 03/15/01(b).....................            543,443
                                                      -----------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $44,951,192)................................         44,951,192
                                                      -----------------
TOTAL INVESTMENTS -- 110.2%
  (Cost $391,424,084)...............................        404,711,206
                                                      -----------------
Other assets in excess of liabilities -- (10.2)%            (37,433,156)
                                                      -----------------
TOTAL NET ASSETS -- 100.0%                            $     367,278,050
                                                      =================
NOTES TO THE PORTFOLIO OF INVESTMENTS:

ADR -- American Depository Receipt
REIT -- Real Estate Investment Trust
*    Non-income producing security.
+    This is a 144a security
(a)  Represents investments of security lending collateral (Note 2).
(b) Security has been pledged to cover collateral requirements for open futures.

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Core Equity Fund / December 31, 2000

Shares                                                       Value
------------------------------------------------------------------------
COMMON STOCKS -- 97.4%
ADVERTISING -- 0.1%
      3,900  Interpublic Group of Companies, Inc.
             (The)...................................  $         165,994
      2,200  Omnicom Group, Inc......................            182,325
                                                       -----------------
                                                                 348,319
                                                       -----------------
AEROSPACE & DEFENSE -- 1.1%
      1,100  B.F. Goodrich Co........................             40,012
     35,500  Boeing Co...............................          2,343,000
      2,400  General Dynamics Corp...................            187,200
     34,100  Honeywell International, Inc............          1,613,356
      5,200  Lockheed Martin Corp....................            176,540
        900  Northrop Grumman Corp...................             74,700
      4,100  Raytheon Co. - Class B..................            127,356
      1,800  Textron, Inc............................             83,700
      1,500  TRW, Inc................................             58,125
                                                       -----------------
                                                               4,703,989
                                                       -----------------
AIRLINES -- 0.4%
      1,900  AMR Corp.*..............................             74,456
      6,600  Continental Airlines, Inc. - Class B*...            340,725
      6,200  Delta Air Lines, Inc....................            311,162
      3,500  FedEx Corp.*............................            139,860
     31,400  Southwest Airlines Co...................          1,052,842
        700  US Airways Group, Inc.*.................             28,394
                                                       -----------------
                                                               1,947,439
                                                       -----------------
APPAREL RETAILERS -- 0.1%
     10,700  Gap, Inc. (The).........................            272,850
      4,200  Kohl's Corp.*...........................            256,200
      5,100  Limited, Inc. (The).....................             87,019
                                                       -----------------
                                                                 616,069
                                                       -----------------
AUTOMOTIVE -- 0.7%
      1,800  Dana Corp...............................             27,562
Shares                                                       Value
------------------------------------------------------------------------
      6,700  Delphi Automotive Systems Corp..........  $          75,375
     91,853  Ford Motor Co...........................          2,152,805
      7,067  General Motors Corp.....................            359,975
      2,300  Genuine Parts Co........................             60,231
      2,000  Goodyear Tire & Rubber Co. (The)........             45,980
      3,600  Harley-Davidson, Inc....................            143,100
      1,200  ITT Industries, Inc.....................             46,500
        600  Navistar International Corp.*...........             15,712
      1,000  PACCAR, Inc.............................             49,250
      2,300  Rockwell International Corp.............            109,537
      2,186  Visteon Corp............................             25,139
                                                       -----------------
                                                               3,111,166
                                                       -----------------
BANKING -- 8.4%
     16,400  American Express Co.....................            900,975
      4,700  AmSouth Bancorp.........................             71,675
     20,200  Bank of America Corp....................            926,675
      9,100  Bank of New York Co., Inc. (The)........            502,206
     14,300  Bank One Corp...........................            523,737
      5,000  BB&T Corp...............................            186,562
      2,500  Capital One Financial Corp..............            164,531
      2,505  Charter One Financial, Inc..............             72,332
    168,750  Chase Manhattan Corp....................          7,667,578
      3,300  CIT Group, Inc..........................             66,412
      1,900  Comerica, Inc...........................            112,812
     20,400  Fifth Third Bancorp.....................          1,218,900
     12,300  First Union Corp........................            342,094
     11,900  Firstar Corp............................            276,675
     11,200  FleetBoston Financial Corp..............            420,700
      8,600  Freddie Mac.............................            592,325
      1,900  Golden West Financial Corp..............            128,250
      5,900  Household International, Inc............            324,500
      3,260  Huntington Bancshares, Inc..............             52,771

    The accompanying notes are an integral part of the financial statements.
98

 Portfolio of Investments
 American Odyssey Funds, Inc. / Core Equity Fund / December 31,
 2000 (continued)

Shares                                                       Value
------------------------------------------------------------------------
      2,000  JP Morgan & Co., Inc....................  $         331,000
    129,600  KeyCorp.................................          3,628,800
     10,600  MBNA Corp...............................            391,537
      6,100  Mellon Financial Corp...................            300,044
     60,300  Mercantile Bankshares Corp..............          2,604,206
      7,700  National City Corp......................            221,375
      2,800  Northern Trust Corp.....................            228,375
      1,745  Old Kent Financial Corp.................             76,344
      3,500  PNC Financial Services..................            255,719
      3,600  Providian Financial Corp................            207,000
      2,800  Regions Financial Corp..................             76,475
      2,100  SouthTrust Corp.........................             85,444
      2,000  State Street Corp.......................            248,420
      2,200  Summit Bancorp..........................             84,012
      3,600  SunTrust Banks, Inc.....................            226,800
      3,500  Synovus Financial Corp..................             94,281
     69,700  U.S. Bancorp............................          2,034,369
      1,700  Union Planters Corp.....................             60,775
     33,800  Unionbancal Corp........................            813,312
      2,100  USA Education, Inc......................            142,800
     67,300  Wachovia Corp...........................          3,911,812
    104,800  Washington Mutual, Inc..................          5,560,950
     21,200  Wells Fargo Co..........................          1,180,575
                                                       -----------------
                                                              37,316,135
                                                       -----------------
BEVERAGES, FOOD & TOBACCO -- 4.5%
        400  Adolph Coors Co.........................             32,125
     11,200  Anheuser-Busch Co., Inc.................            509,600
      7,800  Archer-Daniels-Midland Co...............            117,000
        800  Brown-Forman Corp.......................             53,200
      5,300  Campbell Soup Co........................            183,512
     30,800  Coca-Cola Co. (The).....................          1,876,875
      5,000  Coca-Cola Enterprises, Inc..............             95,000
      6,400  Conagra, Inc............................            166,400
      3,600  General Mills, Inc......................            160,425
      4,300  H.J. Heinz Co...........................            203,981
      1,100  Hercules, Inc...........................             20,969
Shares                                                       Value
------------------------------------------------------------------------
      1,700  Hershey Foods Corp......................  $         109,437
      4,800  Kellogg Co..............................            126,000
     62,400  Pepsico, Inc............................          3,092,700
     59,000  Philip Morris Co., Inc..................          2,596,000
      1,600  Quaker Oats Co. (The)...................            155,800
      3,700  Ralston-Ralston Purina Group............             96,662
     60,000  RJ Reynolds Tobacco Holdings, Inc.......          2,925,000
     44,700  Safeway, Inc.*..........................          2,793,750
    142,100  Sara Lee Corp...........................          3,490,331
      1,500  SUPERVALU, Inc..........................             20,812
      8,400  SYSCO Corp..............................            252,000
      7,100  Unilever NV.............................            446,856
      1,900  UST, Inc................................             53,319
      1,400  William Wrigley Jr. Co..................            134,137
                                                       -----------------
                                                              19,711,891
                                                       -----------------
BUILDING MATERIALS -- 0.6%
     28,800  Home Depot, Inc. (The)..................          1,315,800
      4,800  Lowe's Companies, Inc...................            213,600
     18,200  Vulcan Materials Co.....................            871,325
                                                       -----------------
                                                               2,400,725
                                                       -----------------
CHEMICALS -- 1.9%
     23,100  Air Products & Chemicals, Inc...........            947,100
      9,200  Avery Dennison Corp.....................            504,850
        700  Cooper Tire & Rubber Co.................              7,437
      8,500  Dow Chemical Co. (The)..................            311,312
     45,000  Du Pont (E.I.) De Nemours & Co..........          2,174,062
      1,000  Eastman Chemical Co.....................             48,750
        500  Great Lakes Chemical Corp...............             18,594
      1,000  International Flavors & Fragrances,
             Inc.....................................             20,312
     64,200  Pharmacia Corp..........................          3,916,200
      2,100  PPG Industries, Inc.....................             97,256

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Core Equity Fund / December 31,
 2000 (continued)

Shares                                                       Value
------------------------------------------------------------------------
      1,900  Praxair, Inc............................  $          84,312
      1,100  Sealed Air Corp.*.......................             33,550
        600  Tupperware Corp.........................             12,262
      1,700  Union Carbide Corp......................             91,481
                                                       -----------------
                                                               8,267,478
                                                       -----------------
COMMERCIAL SERVICES -- 1.5%
      2,800  Allied Waste Industries, Inc.*..........             40,775
     18,800  Celgene Corp.*..........................            611,000
      8,600  Cendant Corp.*..........................             82,775
      1,800  Equifax, Inc............................             51,637
        800  Flour Corp.*............................             26,450
      1,200  H&R Block, Inc..........................             49,650
      5,600  Halliburton Co..........................            203,000
      8,700  Manpower, Inc...........................            330,600
     16,700  Millennium Pharmaceuticals, Inc.*.......          1,033,312
      2,000  Moody's Corp............................             51,375
     30,000  Paychex, Inc............................          1,458,750
     10,600  PerkinElmer, Inc........................          1,113,000
      9,100  Quest Diagnostics, Inc.*................          1,292,200
      1,600  Quintiles Transnational Corp.*..........             33,500
      1,500  R.R. Donnelley & Sons Co................             40,500
      2,200  Robert Half International, Inc.*........             58,300
      7,900  Waste Management, Inc...................            219,225
                                                       -----------------
                                                               6,696,049
                                                       -----------------
COMMUNICATIONS -- 2.9%
      9,800  ADC Telecommunications, Inc.*...........            177,625
        800  Andrew Corp.*...........................             17,400
      3,341  Avaya, Inc.*............................             34,454
      7,300  CIENA Corp.*............................            594,037
     25,100  Comverse Technology, Inc.*..............          2,726,487
Shares                                                       Value
------------------------------------------------------------------------
     46,100  EchoStar Communications Corp.*..........  $       1,048,775
     41,100  Lucent Technologies, Inc................            554,850
     19,300  Network Appliance, Inc.*................          1,239,724
     36,300  Nextel Communications, Inc.*............            898,425
     38,500  Nortel Networks Corp....................          1,234,406
     37,200  Qualcomm, Inc.*.........................          3,057,375
      1,900  Scientific-Atlanta, Inc.................             61,869
     33,900  Sonus Networks, Inc.*...................            855,975
      5,100  Tellabs, Inc.*..........................            288,150
                                                       -----------------
                                                              12,789,552
                                                       -----------------
COMPUTER HARDWARE -- 0.0%
      1,300  NCR Corp.*..............................             63,862
      1,000  Tektronix, Inc..........................             33,687
                                                       -----------------
                                                                  97,549
                                                       -----------------
COMPUTER SERVICES -- 0.4%
      1,900  Ceridian Corp.*.........................             37,881
     14,600  Juniper Networks, Inc.*.................          1,840,512
      1,500  Sapient Corp.*..........................             17,906
                                                       -----------------
                                                               1,896,299
                                                       -----------------
COMPUTER SOFTWARE -- 0.3%
      2,400  Intuit, Inc.*...........................             94,650
      1,000  Mercury Interactive Corp.*..............             90,250
     18,300  Micromuse, Inc.*........................          1,104,577
      3,300  Novell, Inc.*...........................             17,222
                                                       -----------------
                                                               1,306,699
                                                       -----------------
COMPUTER SOFTWARE & PROCESSING -- 7.7%
     23,100  Adobe Systems, Inc......................          1,344,131
     16,200  Affiliated Computer Services, Inc.*.....            983,137
     25,700  Agile Software Corp.*...................          1,268,937
     74,311  America Online, Inc.*...................          2,586,023
        600  Autodesk, Inc...........................             16,162

    The accompanying notes are an integral part of the financial statements.
100

 Portfolio of Investments
 American Odyssey Funds, Inc. / Core Equity Fund / December 31,
 2000 (continued)

Shares                                                       Value
------------------------------------------------------------------------
      7,900  Automatic Data Processing, Inc..........  $         500,169
     32,600  BEA Systems, Inc.*......................          2,194,387
      3,000  BMC Software, Inc.*.....................             42,000
      3,100  BroadVision, Inc.*......................             36,619
     24,600  Brocade Communications Systems, Inc.*...          2,258,587
      2,400  Citrix Systems, Inc.*...................             54,000
      7,100  Computer Associates International,
             Inc.....................................            138,450
      2,000  Computer Sciences Corp.*................            120,250
      5,100  Compuware Corp.*........................             31,875
        700  Deluxe Corp.............................             17,689
      5,800  Electronic Data Systems Corp............            334,950
     31,400  First Data Corp.........................          1,654,387
     23,800  i2 Technologies, Inc.*..................          1,294,125
      3,700  IMS Health, Inc.........................             99,900
    149,930  Microsoft Corp.*........................          6,521,955
    104,280  Oracle Corp.*...........................          3,030,637
      3,800  Parametric Technology Corp.*............             51,062
      3,600  PeopleSoft, Inc.*.......................            133,875
     31,600  Siebel Systems, Inc.*...................          2,140,900
     95,000  Sun Microsystems, Inc.*.................          2,648,125
      4,000  Unisys Corp.*...........................             58,500
     12,300  VeriSign, Inc.*.........................            912,506
     35,880  VERITAS Software Corp.*.................          3,139,500
      7,100  Yahoo!, Inc.*...........................            214,220
                                                       -----------------
                                                              33,827,058
                                                       -----------------
COMPUTERS & INFORMATION -- 5.6%
      3,900  Apple Computer, Inc.*...................             58,012
     12,000  Cabletron Systems, Inc.*................            180,750
    250,200  Cisco Systems, Inc.*....................          9,570,150
     63,500  Compaq Computer.........................            955,675
     31,900  Dell Computer Corp.*....................            556,256
     87,000  EMC Corp.*..............................          5,785,500
Shares                                                       Value
------------------------------------------------------------------------
     11,700  Emulex Corp.*...........................  $         935,269
      3,800  Gateway, Inc.*..........................             68,362
     47,300  Hewlett Packard Co......................          1,492,906
     37,800  IBM Corp................................          3,213,000
      1,500  Lexmark International Group, Inc.*......             66,469
     10,900  Minnesota Mining & Manufacturing Co.
             (3M)....................................          1,313,450
      7,042  Palm, Inc.*.............................            199,377
      3,100  Pitney Bowes, Inc.......................            102,687
      7,900  Solectron Corp.*........................            267,810
      1,700  Symbol Technologies, Inc................             61,200
                                                       -----------------
                                                              24,826,873
                                                       -----------------
CONTAINERS & PACKAGING -- 0.0%
        300  Ball Corp...............................             13,819
                                                       -----------------
COSMETICS & PERSONAL CARE -- 1.2%
        600  Alberto-Culver Co.......................             25,687
      3,000  Avon Products, Inc......................            143,625
      2,800  Clorox Co. (The)........................             99,400
      7,100  Colgate-Palmolive Co....................            458,305
      1,600  Ecolab, Inc.............................             69,100
     13,200  Gillette Co. (The)......................            476,850
     53,500  Procter & Gamble Co. (The)..............          4,196,406
                                                       -----------------
                                                               5,469,373
                                                       -----------------
ELECTRIC UTILITIES -- 2.6%
      1,300  Allegheny Energy, Inc...................             62,644
      1,700  Ameren Corp.............................             78,731
      4,100  American Electric Power Co..............            190,650
     40,600  Calpine Corp.*..........................          1,829,537
      2,000  Cinergy Corp............................             70,250
      1,300  CMS Energy Corp.........................             41,194
      2,500  Consolidated Edison, Inc................             96,250
      1,800  Constellation Energy Group..............             81,112
      3,000  Dominion Resources, Inc.................            201,000
      1,800  DTE Energy Co...........................             70,087

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Core Equity Fund / December 31,
 2000 (continued)

Shares                                                       Value
------------------------------------------------------------------------
     17,300  Duke Energy Corp........................  $       1,474,825
      4,000  Edison International....................             62,500
      2,800  Entergy Corp............................            118,475
     40,287  Exelon Corp.............................          2,828,550
      2,800  FirstEnergy Corp........................             88,375
      2,200  FPL Group, Inc..........................            157,850
      1,600  GPU, Inc................................             58,900
      1,700  KeySpan Corp............................             72,037
     39,800  Montana Power Co. (The).................            825,850
      1,700  Niagara Mohawk Holdings, Inc.*..........             28,369
      2,584  NiSource, Inc...........................             79,458
      4,700  PG&E Corp...............................             94,000
     32,500  Pinnacle West Capital Corp..............          1,547,812
      1,800  PPL Corp................................             81,337
      2,458  Progress Energy, Inc....................            120,903
      2,600  Public Service Enterprise Group, Inc....            126,425
      3,700  Reliant Energy, Inc.....................            160,256
      2,600  Sempra Energy...........................             60,450
      8,200  Southern Co. (The)......................            272,650
      5,700  The AES Corp.*..........................            315,637
      3,200  TXU Corp................................            141,800
      4,060  Xcel Energy, Inc........................            117,994
                                                       -----------------
                                                              11,555,908
                                                       -----------------
ELECTRICAL EQUIPMENT -- 3.9%
      2,500  American Power Conversion Corp.*........             30,937
     25,200  Eaton Corp..............................          1,894,725
     15,000  Emerson Electric Co.....................          1,182,187
    291,800  General Electric Co.....................         13,988,162
        400  National Service Industries, Inc........             10,275
        600  Thomas & Betts Corp.....................              9,712
                                                       -----------------
                                                              17,115,998
                                                       -----------------
Shares                                                       Value
------------------------------------------------------------------------
ELECTRONICS -- 4.1%
      1,200  Adaptec, Inc.*..........................  $          12,300
      6,600  Advanced Micro Devices, Inc.*...........             91,162
      4,700  Altera Corp.*...........................            123,669
      4,400  Analog Devices, Inc.*...................            225,225
     45,400  Applied Micro Circuits Corp.*...........          3,407,129
      2,900  Broadcom Corp.*.........................            245,050
      2,600  Conexant Systems, Inc.*.................             39,975
     40,300  General Motors Corp. - Class H*.........            926,900
     11,200  Handspring, Inc.*.......................            436,100
    193,000  Intel Corp..............................          5,838,250
     22,400  JDS Uniphase Corp.*.....................            933,800
      2,200  KLA-Tencor Corp.*.......................             74,112
      4,000  Linear Technology Corp..................            185,000
      3,700  LSI Logic Corp.*........................             63,233
      3,500  Maxim Intergrated Products, Inc.*.......            167,344
     27,000  Micron Technology, Inc.*................            958,500
      2,300  Molex, Inc..............................             81,650
     26,900  Motorola, Inc...........................            544,725
      2,100  National Semiconductor Corp.*...........             42,262
      1,600  Novellus System, Inc.*..................             57,500
     15,500  PMC-Sierra, Inc.*.......................          1,218,687
      1,000  Power-One, Inc.*........................             39,312
      1,100  QLogic Corp.*...........................             84,700
      1,800  Sanmina Corp.*..........................            137,925
      2,700  SDL, Inc.*..............................            400,106
      2,100  Teradyne, Inc.*.........................             78,225
     21,300  Texas Instruments, Inc..................          1,009,087
     14,600  Transmeta Corp.*........................            343,100
      2,200  Vitesse Semiconductor Corp.*............            121,688

    The accompanying notes are an integral part of the financial statements.
102

 Portfolio of Investments
 American Odyssey Funds, Inc. / Core Equity Fund / December 31,
 2000 (continued)

Shares                                                       Value
------------------------------------------------------------------------
      7,900  Xerox Corp..............................  $          36,538
      4,200  Xilinx, Inc.*...........................            193,725
                                                       -----------------
                                                              18,116,979
                                                       -----------------
ENTERTAINMENT & LEISURE -- 0.3%
      7,200  Carnival Corp. - Class A................            221,850
     10,200  Eastman Kodak Co........................            401,625
      1,600  Harrah's Entertainment, Inc.*...........             42,200
      1,700  Hasbro, Inc.............................             18,063
      5,500  Mattel, Inc.............................             79,420
     25,700  Walt Disney Co. (The)...................            743,694
                                                       -----------------
                                                               1,506,852
                                                       -----------------
FINANCIAL SERVICES -- 5.9%
     10,700  Archstone Communities Trust.............            275,525
      1,300  Bear Stearns Companies., Inc. (The).....             65,894
     41,800  Charles Schwab Corp. (The)..............          1,186,075
     62,339  Citigroup, Inc.(a)......................          3,183,185
      1,500  Countrywide Credit Industries, Inc......             75,375
     67,000  Federal National Mortgage Association...          5,812,250
      2,900  Franklin Resources, Inc.................            110,490
     34,100  Goldman Sachs Group LP..................          3,646,569
     18,700  Kimco Realty Corp.......................            826,306
     49,000  Lehman Brothers Holding, Inc............          3,313,625
     48,300  Merrill Lynch & Co......................          3,293,456
     55,500  Morgan Stanley, Dean Witter and Co......          4,398,375
      1,500  T. Rowe Price Associates, Inc...........             63,398
                                                       -----------------
                                                              26,250,523
                                                       -----------------
FOOD RETAILERS -- 0.1%
      5,100  Albertsons, Inc.........................            135,150
Shares                                                       Value
------------------------------------------------------------------------
     10,400  Kroger Co. (The)*.......................  $         281,450
      2,200  Starbucks Corp.*........................             97,350
      1,400  Winn-Dixie Stores, Inc..................             27,125
                                                       -----------------
                                                                 541,075
                                                       -----------------
FOREST PRODUCTS & PAPER -- 1.0%
        500  Bemis Co., Inc..........................             16,781
        600  Boise Cascade Corp......................             20,175
     16,900  Bowater, Inc............................            952,738
      2,861  Georgia-Pacific Group...................             89,049
      6,094  International Paper Co..................            248,711
     20,400  Kimberly-Clark Corp.....................          1,442,076
      1,000  Louisiana-Pacific Corp..................             10,125
      1,700  Pactiv Corp.*...........................             21,038
        300  Potlatch Corp...........................             10,069
     49,600  Smurfit-Stone Container Corp.*..........            740,900
        500  Temple-Inland, Inc......................             26,813
      1,400  Westvaco Corp...........................             40,863
     16,900  Weyerhaeuser Co.........................            857,675
      1,500  Willamette Industries, Inc..............             70,406
                                                       -----------------
                                                               4,547,419
                                                       -----------------
HEALTH CARE PROVIDERS -- 0.1%
      6,900  HCA - The Healthcare Corp...............            303,669
      4,600  HEALTHSOUTH Corp.*......................             75,038
      1,000  Manor Care, Inc.*.......................             20,625
      4,000  Tenet Healthcare Corp...................            177,750
                                                       -----------------
                                                                 577,082
                                                       -----------------
HEAVY CONSTRUCTION -- 0.0%
        600  Centex Corp.............................             22,538
        500  Kaufman & Broad Home Corp...............             16,844
        600  McDermott International, Inc............              6,450
                                                       -----------------
                                                                  45,832
                                                       -----------------

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Core Equity Fund / December 31,
 2000 (continued)

Shares                                                       Value
------------------------------------------------------------------------
HEAVY MACHINERY -- 0.9%
     10,100  Applied Materials, Inc.*................  $         385,694
      4,200  Baker Hughes, Inc.......................            174,563
      1,000  Black & Decker Corp. (The)..............             39,250
        200  Briggs & Stratton Corp..................              8,875
     24,000  Caterpillar, Inc........................          1,135,500
        400  Cummins Engine Co., Inc.................             15,175
      2,900  Deere & Co..............................            132,856
      2,400  Dover Corp..............................             97,350
      1,900  Ingersoll-Rand Co.......................             79,563
      1,700  Pall Corp...............................             36,231
      1,400  Parker-Hannifin Corp....................             61,775
        900  Stanley Works (The).....................             28,069
        600  Timken Co. (The)........................              9,075
     21,300  United Technologies Corp................          1,674,713
      1,300  W.W. Grainger, Inc......................             47,450
                                                       -----------------
                                                               3,926,139
                                                       -----------------
HOME CONSTRUCTION, FURNISHINGS & APPLIANCES -- 0.1%
      1,000  Johnson Controls, Inc...................             52,000
      8,500  Leggett & Platt, Inc....................            160,969
        800  Maytag Corp.............................             25,850
      3,200  Newell Rubbermaid, Inc..................             72,800
        400  Pulte Corp..............................             16,875
        700  Whirlpool Corp..........................             33,381
                                                       -----------------
                                                                 361,875
                                                       -----------------
HOUSEHOLD PRODUCTS -- 1.0%
     34,200  Corning, Inc............................          1,806,188
      1,900  Fortune Brands, Inc.....................             57,000
     27,800  Illinois Tool Works, Inc................          1,655,838
     23,000  Rohm & Haas Co..........................            835,188
        600  Snap-On, Inc............................             16,725
                                                       -----------------
                                                               4,370,939
                                                       -----------------
INDUSTRIAL - DIVERSIFIED -- 1.1%
      1,800  Convergys Corp.*........................             81,563
Shares                                                       Value
------------------------------------------------------------------------
        900  Phelps Dodge Corp.......................  $          50,231
     88,481  Tyco International, Ltd.................          4,910,696
                                                       -----------------
                                                               5,042,490
                                                       -----------------
INSURANCE -- 6.4%
      1,700  Aetna, Inc.*............................             69,806
      3,200  AFLAC, Inc..............................            231,000
      9,200  Allstate Corp...........................            400,775
     78,300  AMBAC Financial Group, Inc..............          4,565,869
      3,200  American General Corp...................            260,800
     93,350  American International Group, Inc.......          9,200,809
      3,100  AON Corp................................            106,175
      2,100  Chubb Corp..............................            181,650
     31,400  Cigna Corp..............................          4,154,220
     71,100  Cincinnati Financial Corp...............          2,812,894
      4,400  Conseco, Inc............................             58,025
      2,800  Hartford Financial Services Group, Inc.
             (The)...................................            197,750
      1,700  Humana, Inc.*...........................             25,925
      1,200  Jefferson-Pilot Corp....................             89,700
      2,300  Lincoln National Corp...................            108,819
      1,200  Loews Corp..............................            124,275
      3,400  Marsh & McLennan Companies, Inc.........            397,800
      1,200  MBIA, Inc...............................             88,950
      9,300  Metlife, Inc............................            325,500
      1,300  MGIC Investment Corp....................             87,669
        900  Progressive Corp. (The).................             93,263
      1,700  SAFECO Corp.............................             55,888
      2,600  St. Paul Companies, Inc. (The)..........            141,213
      2,700  Stillwell Financial, Inc................            106,481
      1,500  Torchmark Corp..........................             57,656
     35,500  UnitedHealth Group, Inc.................          2,178,813
      3,000  UnumProvident Corp......................             80,625

    The accompanying notes are an integral part of the financial statements.
104

 Portfolio of Investments
 American Odyssey Funds, Inc. / Core Equity Fund / December 31,
 2000 (continued)

Shares                                                       Value
------------------------------------------------------------------------
        800  Wellpoint Health Networks, Inc.*........  $          92,200
     23,700  Xl Capital Limited - Class A............          2,070,788
                                                       -----------------
                                                              28,365,338
                                                       -----------------
LODGING -- 0.1%
      4,700  Hilton Hotels Corp......................             49,350
      2,900  Marriott International, Inc.............            122,525
      2,500  Starwood Hotels & Resorts Worldwide,
             Inc.....................................             88,125
                                                       -----------------
                                                                 260,000
                                                       -----------------
MEDIA - BROADCASTING & PUBLISHING -- 3.0%
        600  American Greetings Corp.................              5,663
    157,900  AT&T Liberty Media Group*...............          2,141,519
     52,600  Charter Communications, Inc. - Class
             A*......................................          1,193,363
     31,218  Clear Channel Communications, Inc.*.....          1,512,122
     11,300  Comcast Corp.*..........................            471,775
      1,100  Dow Jones & Co., Inc....................             62,288
     14,500  Gannett Co., Inc........................            914,406
        800  Knight-Ridder, Inc......................             45,500
      2,500  McGraw-Hill Companies, Inc. (The).......            146,563
        600  Meredith Corp...........................             19,313
      2,100  New York Times Co. (The) - Class A......             84,131
     15,400  Scripps Co. (E.W.)......................            968,275
     43,300  Time Warner, Inc........................          2,261,992
      3,720  Tribune Co..............................            157,170
      1,600  Univision Communications, Inc.*.........             65,500
     33,500  USA Networks, Inc.*.....................            651,156
     53,200  Viacom, Inc. - Class B*.................          2,487,100
                                                       -----------------
                                                              13,187,836
                                                       -----------------
Shares                                                       Value
------------------------------------------------------------------------
MEDICAL SUPPLIES -- 2.4%
      4,366  Agilent Technologies, Inc.*.............  $         239,039
     12,000  Allergan, Inc...........................          1,161,750
     30,800  Applera Corp. - Applied Biosystems
             Group...................................          2,897,125
        800  Bausch & Lomb, Inc......................             32,350
     22,300  Baxter International, Inc...............          1,969,369
      3,000  Becton, Dickinson & Co..................            103,875
      2,200  Biomet, Inc.............................             87,313
      4,900  Boston Scientific Corp.*................             67,069
        500  C.R. Bard, Inc..........................             23,281
      1,700  Danaher Corp............................            116,238
      3,900  Guidant Corp.*..........................            210,356
     17,300  Johnson & Johnson.......................          1,817,581
      1,400  Mead Corp...............................             43,925
     14,800  Medtronic, Inc..........................            893,550
        500  Millipore Corp..........................             31,500
      1,100  St. Jude Medical, Inc.*.................             67,581
      2,500  Stryker Corp............................            126,475
     29,400  Thermo Electron Corp.*..................            874,650
                                                       -----------------
                                                              10,763,027
                                                       -----------------
METALS -- 0.5%
      4,000  Alcan Aluminium, Ltd....................            136,750
     48,800  Alcoa, Inc..............................          1,634,800
        800  Allegheny Technologies, Inc.............             12,700
      4,800  Barrick Gold Corp.......................             78,624
      1,200  Cooper Industries, Inc..................             55,125
        600  Crane Co................................             17,063
      1,300  Engelhard Corp..........................             26,488
      1,600  Freeport-McMoRan Copper & Gold, Inc.*...             13,700
      2,600  Homestake Mining Co.....................             10,888
      2,200  Inco Ltd.*..............................             36,872
      5,400  Masco Corp..............................            138,713
      2,300  Newmont Mining Corp.....................             39,244
      1,100  Nucor Corp..............................             43,656

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Core Equity Fund / December 31,
 2000 (continued)

Shares                                                       Value
------------------------------------------------------------------------
      3,900  Placer Dome, Inc........................  $          37,538
        900  USX-US Steel Group, Inc.................             16,200
        900  Worthington Industries, Inc.............              7,256
                                                       -----------------
                                                               2,305,617
                                                       -----------------
OIL & GAS -- 6.8%
      1,100  Amerada Hess Corp.......................             80,369
      3,037  Anadarko Petroleum Corp.................            215,870
      1,500  Apache Corp.............................            105,094
        700  Ashland, Inc............................             25,123
      2,600  Burlington Resources, Inc...............            131,300
     29,600  Chevron Corp............................          2,490,806
      2,700  Coastal Corp. (The).....................            238,444
     50,500  Conoco, Inc.............................          1,461,344
      3,900  Dynegy, Inc.............................            218,644
     28,200  El Paso Energy Corp.....................          2,019,825
     56,800  Enron Corp..............................          4,721,500
      1,500  EOG Resources, Inc......................             82,031
    100,300  Exxon Mobil Corp........................          8,719,831
      1,400  Kinder Morgan, Inc......................             73,063
      4,400  Occidental Petroleum Corp...............            106,700
        300  ONEOK, Inc..............................             14,456
      3,100  Phillips Petroleum Co...................            176,313
     16,700  R&B Falcon Corp.*.......................            383,056
     26,600  Royal Dutch Petroleum Co................          1,610,963
      7,100  Schlumberger, Ltd.......................            567,556
     78,500  Suncor Energy, Inc......................          2,016,469
        900  Sunoco, Inc.............................             30,319
      6,800  Texaco, Inc.............................            422,450
      1,900  Tosco Corp..............................             64,481
     52,300  Ultramar Diamond Shamrock Corp..........          1,614,763
     54,500  Unocal Corp.............................          2,108,469
      3,700  USX-Marathon Group......................            102,675
      5,600  Williams Companies, Inc. (The)..........            223,650
                                                       -----------------
                                                              30,025,564
                                                       -----------------
Shares                                                       Value
------------------------------------------------------------------------
OIL & GAS DISTRIBUTION -- 0.0%
        500  NICOR, Inc..............................  $          21,594
        400  Peoples Energy Corp.....................             17,900
                                                       -----------------
                                                                  39,494
                                                       -----------------
OIL & GAS EXPLORATION -- 0.0%
      1,500  Devon Energy Corp.......................             91,455
      1,100  Kerr-McGee Corp.........................             73,631
                                                       -----------------
                                                                 165,086
                                                       -----------------
OIL & GAS FIELD SERVICES -- 1.0%
     19,700  BJ Services Co.*........................          1,356,838
     26,400  Nabors Industries, Inc.*................          1,561,560
      1,100  Rowan Co., Inc.*........................             29,700
     24,700  Transocean Sedco Forex, Inc.............          1,136,200
      8,200  Weatherford International, Inc.*........            387,450
                                                       -----------------
                                                               4,471,748
                                                       -----------------
PHARMACEUTICALS -- 9.7%
     48,900  Abbott Laboratories.....................          2,368,749
      2,800  ALZA Corp.*.............................            119,000
     90,000  American Home Products Corp.............          5,719,500
     33,140  Amgen, Inc.*............................          2,118,889
      8,900  Andrx Group*............................            515,088
      1,800  Biogen, Inc.*...........................            108,113
     24,300  Bristol Myers Squibb Co.................          1,796,681
      3,500  Cardinal Health, Inc....................            348,688
      2,500  Chiron Corp.*...........................            111,250
     49,500  Eli Lilly & Co..........................          4,606,594
      9,500  Forest Laboratories, Inc.*..............          1,262,313
     24,400  Genentech, Inc.*........................          1,988,600
      9,200  Gilead Sciences, Inc.*..................            763,025
     15,100  Immunex Corp.*..........................            613,438
     17,500  IVAX Corp.*.............................            670,250
      2,000  King Pharmaceuticals, Inc.*.............            103,375

    The accompanying notes are an integral part of the financial statements.
106

 Portfolio of Investments
 American Odyssey Funds, Inc. / Core Equity Fund / December 31,
 2000 (continued)

Shares                                                       Value
------------------------------------------------------------------------
     14,900  McKesson HBOC, Inc......................  $         534,761
     40,600  MedImmune, Inc.*........................          1,936,113
     44,600  Merck & Co., Inc........................          4,175,675
     26,300  Mylan Labs, Inc.........................            662,431
    208,577  Pfizer, Inc.............................          9,594,542
     44,200  Schering Plough Corp....................          2,508,350
      1,100  Sigma-Aldrich Corp......................             43,244
      1,200  Watson Pharmaceutical, Inc.*............             61,425
                                                       -----------------
                                                              42,730,094
                                                       -----------------
REAL ESTATE -- 0.2%
     25,000  Equity Office Properties................            815,625
                                                       -----------------
RESTAURANTS -- 0.4%
      1,700  Darden Restaurants, Inc.................             38,888
     46,200  McDonald's Corp.........................          1,570,800
      1,700  Tricon Global Restaurants, Inc.*........             56,100
      1,600  Wendy's International, Inc..............             42,000
                                                       -----------------
                                                               1,707,788
                                                       -----------------
RETAILERS -- 2.6%
      1,700  AutoZone, Inc.*.........................             48,450
      3,400  Bed Bath & Beyond, Inc.*................             76,075
      2,400  Best Buy Co., Inc.*.....................             70,950
      2,500  Circuit City Stores, Inc................             28,750
      1,100  Consolidated Stores Corp.*..............             11,688
      5,700  Costco Wholesale Corp.*.................            227,644
      4,900  CVS Corp................................            293,694
        900  Dillard's, Inc..........................             10,631
      3,950  Dollar General Corp.....................             74,556
     77,400  Family Dollar Stores....................          1,659,263
      2,600  Federated Department Stores, Inc.*......             91,000
        900  Harcourt General, Inc...................             51,480
      3,700  J.C. Penney Co., Inc....................             40,238
      4,800  KMart Corp.*............................             25,500
Shares                                                       Value
------------------------------------------------------------------------
        400  Longs Drug Stores Corp..................  $           9,650
      4,000  May Department Stores Co. (The).........            131,000
      1,300  Nordstrom, Inc..........................             23,644
      3,100  Office Depot, Inc.*.....................             22,088
     12,500  RadioShack Corp.........................            535,156
      4,200  Sears Roebuck & Co......................            145,950
      1,900  Sherwin-Williams Co. (The)..............             49,994
      5,800  Staples, Inc.*..........................             68,513
     61,000  Target Corp.............................          1,967,250
      1,700  Tiffany & Co............................             53,763
      3,700  TJX Companies, Inc. (The)...............            102,675
      2,800  Toys "R" Us, Inc.*......................             46,725
     95,926  Wal-Mart Stores, Inc....................          5,096,069
     12,500  Walgreen Co.............................            522,656
                                                       -----------------
                                                              11,485,052
                                                       -----------------
TELEPHONE SYSTEMS -- 5.5%
      4,000  ALLTEL Corp.............................            249,750
     85,361  AT&T Corp...............................          1,477,812
     23,000  BellSouth Corp..........................            941,563
     27,100  Broadwing, Inc.*........................            618,219
      1,800  CenturyTel, Inc.........................             64,350
     11,300  Global Crossing Ltd.*...................            161,731
     62,300  Metromedia Fiber Network, Inc.*.........            630,788
     68,524  Qwest Communications International,
             Inc.*...................................          2,809,484
     23,900  Redback Networks, Inc.*.................            979,900
    105,900  SBC Communications, Inc.................          5,056,725
     11,000  Sprint Corp. (FON Group)................            223,438
     57,000  Sprint Corp. (PCS Group)*...............          1,164,938
    147,196  Verizon Communications..................          7,378,200
     95,000  WorldCom, Inc.*.........................          1,330,000
     55,400  XO Communications, Inc.*................            986,813
                                                       -----------------
                                                              24,073,711
                                                       -----------------

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Core Equity Fund / December 31,
 2000 (continued)

Shares                                                       Value
------------------------------------------------------------------------
TEXTILES, CLOTHING & FABRICS -- 0.1%
        500  Liz Claiborne, Inc......................  $          20,813
      3,300  NIKE, Inc...............................            184,181
        600  Reebok International, Ltd.*.............             16,404
      1,400  V.F. Corp...............................             50,736
                                                       -----------------
                                                                 272,134
                                                       -----------------
TRANSPORTATION -- 0.2%
        900  Brunswick Corp..........................             14,794
      5,100  Burlington Northern Santa Fe Corp.......            144,394
     12,300  Canadian National Railway Co............            365,156
      2,800  CSX Corp................................             72,625
        300  FMC Corp.*..............................             21,506
      4,700  Norfolk Southern Corp...................             62,569
        600  Ryder System............................              9,975
      1,700  Sabre Holdings Corp.....................             73,313
      3,000  Union Pacific Corp......................            152,250
                                                       -----------------
                                                                 916,582
                                                       -----------------
TOTAL COMMON STOCKS
  (Cost $452,664,258)................................        430,890,289
                                                       -----------------
Principal
Amount
---------

SHORT-TERM INVESTMENTS -- 9.0%
Cash Equivalents -- 8.9%
$ 3,543,393  Banc One
             6.800%, 07/02/01(b).....................          3,543,393
  3,543,389  Bank of Montreal
             6.560%, 01/05/01(b).....................          3,543,389
  1,771,698  Bank of Nova Scotia
             6.630%, 01/19/01(b).....................          1,771,698
  3,543,389  Bayerische Hypovereinsbank
             6.630%, 02/01/01(b).....................          3,543,389
  1,771,694  Credit Agricole Indosuez
             6.600%, 01/05/01(b).....................          1,771,694
Principal
Amount                                                       Value
------------------------------------------------------------------------

$ 7,186,777  Credit Suisse First Boston
             6.790%, 01/02/01(b).....................  $       7,186,777
  7,208,255  Fleet National Bank
             6.850%, 04/30/01(b).....................          7,208,255
 10,790,809  Merrimac Cash Fund Premium Class(b).....         10,790,809
                                                       -----------------
                                                              39,359,404
                                                       -----------------
U.S. Treasury Bills -- 0.1%
    530,000  U.S. Treasury Bill
             5.880%, 03/15/01(c).....................            523,681
                                                       -----------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $39,883,085).................................         39,883,085
                                                       -----------------
TOTAL INVESTMENTS -- 106.4%
  (Cost $492,547,343)                                        470,773,374
Other assets in excess of liabilities -- (6.4)%              (28,334,366)
                                                       -----------------
TOTAL NET ASSETS -- 100.0%                             $     442,439,008
                                                       =================

NOTES TO THE PORTFOLIO OF INVESTMENTS:

*    Non-income producing security.
(a)  An affiliate of American Odyssey Funds Management, Inc.
(b)  Represents investments of security lending collateral (Note 2).
(c) Security has been pledged to cover collateral requirements for open futures.

    The accompanying notes are an integral part of the financial statements.
108

 Portfolio of Investments
 American Odyssey Funds, Inc. / Long-Term Bond Fund / December 31, 2000

Principal
Amount                                                       Value
------------------------------------------------------------------------
FOREIGN OBLIGATIONS -- 11.1%
Corporate Debt -- 4.0%
$    57,000  360 Networks, Inc.
             13.000%, 05/01/08.......................  $          45,885
  2,000,000  Abbey National Capital Trust I, Variable
             Rate
             8.963%, 12/29/49........................          2,070,470
    181,000  Avecia Group Plc, Yankee-Dollar
             11.000%, 07/01/09.......................            178,285
    231,000  Global Crossing Holdings Ltd.,
             Yankee-Dollar
             9.500%, 11/15/09........................            219,450
  1,350,000  HSBC Capital Funding LP, 144A, Variable
             Rate
             10.176%, 12/31/49.......................          1,556,700
  2,150,000  HypoVereinsbank, 144A
             8.741%, 06/30/31........................          2,100,120
    550,000  IBJ Preferred Cap LLC, 144A, Variable
             Rate, FLIRB
             8.790%, 12/29/49........................            500,500
    630,000  KBC Bank Fund Trust III
             9.860%, 11/29/49........................            677,710
    350,000  Koninklijke (Royal) KPN NV
             8.375%, 10/01/30........................            320,232
    600,000  Pemex Finance, Ltd.
             9.030%, 02/15/11........................            633,939
    500,000  Royal Bank of Scotland Plc
             9.118%, 03/31/49........................            543,960
  2,300,000  Sumitomo Bank Treasury, 144A, Variable
             Rate
             9.400%, 12/29/49........................          2,319,688
    100,000  Worldwide Fiber, Inc.
             12.000%, 08/01/09.......................             75,000
                                                       -----------------
                                                              11,241,939
                                                       -----------------
Government Obligations -- 7.1%
  2,950,000  Federal Republic of Brazil
             11.000%, 08/17/40.......................          2,408,675
Principal
Amount                                                       Value
------------------------------------------------------------------------
$ 1,230,000  Manitoba (Province) - Series EE,
             Yankee-Dollar
             9.500%, 09/15/18........................  $       1,607,315
    610,660  Panama - PDI
             4.000%, 07/17/16........................            468,063
  2,000,000  Quebec Province, Yankee-Dollar
             5.670%, 02/27/26........................          1,996,420
  1,180,000  Republic of Argentina Global Bond
             11.375%, 03/15/10.......................          1,072,030
     24,480  Republic of Argentina Series BB,
             Variable Rate
             7.375%, 03/31/05........................             22,403
  1,083,641  Republic of Brazil - C Bond, Variable
             Rate
             8.000%, 04/15/14........................            841,880
    420,000  Republic of Colombia Global Bond
             11.750%, 02/25/20.......................            360,150
    650,000  Republic of Philippines Global Bond
             9.500%, 10/21/24........................            599,625
    770,000  Republic of Philippines Global Bond
             9.875%, 01/15/19........................            608,300
    240,000  Republic of Philippines Global Bond
             10.625%, 03/16/25.......................            196,800
  6,210,000  United Mexican States Global Bond
             11.500%, 05/15/26.......................          7,560,675
  2,320,000  United Mexican States Global Bond
             Series XW
             10.375%, 02/17/09.......................          2,546,200
                                                       -----------------
                                                              20,288,536
                                                       -----------------
TOTAL FOREIGN OBLIGATIONS
  (Cost $30,951,614).................................         31,530,475
                                                       -----------------

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Long-Term Bond Fund / December 31, 2000 (continued)

Principal
Amount                                                       Value
------------------------------------------------------------------------
U.S. CORPORATE OBLIGATIONS -- 30.9%
Asset Backed And Mortgage Backed -- 0.4%
$ 1,020,000  Nomura Assets Securities Corp., REMIC
             7.120%, 04/13/36........................  $       1,056,324
                                                       -----------------
Corporate Bonds & Notes -- 29.9%
     50,000  AES Corp. (The)
             9.375%, 09/15/10........................             51,250
    144,000  AES Corp. (The)
             9.500%, 06/01/09........................            149,760
    251,000  AirGate PCS, Inc., Step Up
             13.500%, 10/01/09.......................            144,325
     51,000  AK Steel Holding Corp.
             7.875%, 02/15/09........................             44,880
    285,000  Allied Waste North America
             10.000%, 08/01/09.......................            270,037
     73,000  American Axle & Manufacturing Holdings,
             Inc.
             9.750%, 03/01/09........................             61,320
    106,000  American Standard, Inc.
             7.375%, 04/15/05........................            102,025
    218,000  Anchor Gaming, 144A
             9.875%, 10/15/08........................            225,085
  2,000,000  Associates Corporation of North America
             8.150%, 08/01/09........................          2,151,100
     66,000  Avis Group Holdings, Inc.
             11.000%, 05/01/09.......................             71,280
  2,400,000  Bellsouth Telecommunication Corp.
             7.000%, 10/01/25........................          2,233,248
  4,358,501  Blackrock Capital Financial
             7.220%, 11/25/28........................          4,371,859
    222,000  Blount, Inc., 144A
             13.000%, 08/01/09.......................            172,050
    390,000  Burlington Northern Santa Fe Corp.
             6.375%, 12/15/05........................            387,055
Principal
Amount                                                       Value
------------------------------------------------------------------------
$    66,000  Calpine Corp.
             7.750%, 04/15/09........................  $          61,586
     53,000  Century Communications
             8.875%, 01/15/07........................             47,170
    336,000  Charter Communications, Inc.
             8.625%, 04/01/09........................            306,600
  1,000,000  CIT Group Holdings, Inc.
             8.375%, 11/01/01........................          1,012,090
     89,000  Classic Cable, Inc.
             10.500%, 03/01/10.......................             40,495
     90,000  CMS Energy Corp.
             7.500%, 01/15/09........................             82,668
    115,000  CMS Energy Corp.
             9.875%, 10/15/07........................            120,504
     59,000  Collins & Aikman Corp.
             11.500%, 04/15/06.......................             45,430
  1,350,000  Commonwealth Edison Co.
             8.375%, 02/15/23........................          1,393,092
    500,000  Commonwealth Edison Co.
             8.625%, 02/01/22........................            523,055
    197,000  Crown Castle International Corp.
             10.750%, 08/01/11.......................            205,865
    760,000  CSX Corp.
             7.450%, 05/01/07........................            783,963
  2,380,000  Dow Chemical Co. (The)
             7.375%, 11/01/29........................          2,425,482
    760,000  Dresdner Funding Trust I, 144A
             8.151%, 06/30/31........................            677,301
    100,000  Echostar Broadband Corp., 144A
             10.375%, 10/01/07.......................             98,750
     78,000  Echostar DBS Corp.
             9.375%, 02/01/09........................             75,660
 18,500,000  Financing Corp. Series D-P
             0.000%, 08/03/18(a).....................          6,392,120
     89,000  Flextronics International Ltd.
             9.875%, 07/01/10........................             89,445

    The accompanying notes are an integral part of the financial statements.
110

 Portfolio of Investments
 American Odyssey Funds, Inc. / Long-Term Bond Fund / December 31, 2000 (continued)

Principal
Amount                                                       Value
------------------------------------------------------------------------
$    87,000  Focal Communications Corp.
             11.875%, 01/15/10.......................  $          59,595
  2,500,000  Ford Motor Co.
             7.700%, 05/15/69........................          2,346,675
  2,000,000  Ford Motor Credit Corp.
             5.750%, 01/25/01........................          1,999,100
     98,000  Fresenius Medical Care AG
             9.000%, 12/01/06........................             95,305
    350,000  General Motors Acceptance Corp.
             9.625%, 12/15/01........................            359,723
  4,700,000  General Motors Acceptance Corp. - Units
             0.000%, 06/15/15(a).....................          1,529,850
     89,000  Georgia Gulf Corp.
             10.375%, 11/01/07.......................             82,992
    326,678  GG1B Funding Corp.
             7.430%, 01/15/11........................            328,566
  2,400,000  GTE Corp.
             6.940%, 04/15/28........................          2,202,528
    128,000  Hercules, Inc.
             11.125%, 11/15/07.......................            128,640
     23,000  HMH Properties, Inc., Series C
             8.450%, 12/01/08........................             22,425
    122,000  Horseshoe Gaming LLC, 144A
             8.625%, 05/15/09........................            117,730
     23,000  Host Marriott Corp.
             9.250%, 10/01/07........................             23,000
    157,000  Huntsman Corp., 144A
             9.500%, 07/01/07........................             91,060
    615,000  Huntsman ICI Chemicals, 144A
             0.000%, 12/31/09(a).....................            172,200
    102,000  ICN Pharmaceuticals, Inc. Series B
             9.250%, 08/15/05........................             98,940
    128,000  Insight Midwest/Insight Capital
             10.500%, 11/01/10.......................            133,440
Principal
Amount                                                       Value
------------------------------------------------------------------------
$ 2,000,000  International Paper Co.
             7.000%, 06/01/01........................  $       2,004,200
     19,000  Isle of Capri Casinos, Inc.
             8.750%, 04/15/09........................             16,815
  2,000,000  JP Morgan Co., Variable Rate
             6.902%, 02/15/12........................          1,777,740
  1,500,000  JPM Capital Trust I
             7.540%, 01/15/27........................          1,320,060
    136,000  Las Vegas Sands, Inc.
             12.250%, 11/15/04.......................            136,680
    360,000  Lear Corp.
             7.960%, 05/15/05........................            340,239
    280,000  Level 3 Communications, Inc.
             9.125%, 05/01/08........................            224,000
     21,000  Level 3 Communications, Inc.
             11.000%, 03/15/08.......................             18,375
  2,000,000  Lockheed Martin Corp.
             6.850%, 05/15/01........................          2,003,500
    930,000  Lockheed Martin Corp.
             8.500%, 12/01/29........................          1,058,445
    600,000  Loews Corp.
             7.625%, 06/01/23........................            533,466
     33,000  Lyondell Chemical Co.
             9.625%, 05/01/07........................             32,010
     50,000  Lyondell Chemical Co.
             9.875%, 05/01/07........................             48,500
    640,000  Marconi Corp. Plc
             8.375%, 09/15/30........................            582,739
    169,000  McLeod USA, Inc.
             8.125%, 02/15/09........................            146,185
    106,000  McLeod USA, Inc.
             9.500%, 11/01/08........................             96,460
    228,000  Metromedia Fiber Network, Inc.
             10.000%, 11/15/08.......................            189,810
     71,000  MGM Grand, Inc.
             9.750%, 06/01/07........................             74,550

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Long-Term Bond Fund / December 31, 2000 (continued)

Principal
Amount                                                       Value
------------------------------------------------------------------------
$   700,000  NBD Bank N.A.
             8.250%, 11/01/24........................  $         751,079
    600,000  News America Holdings
             8.250%, 10/17/96........................            542,988
    400,000  News America, Inc.
             6.750%, 01/09/38........................            372,052
  2,020,000  News America, Inc., 144A
             7.625%, 11/30/28........................          1,736,998
    115,000  Nextel Communications, Inc.
             9.375%, 11/15/09........................            108,100
    316,000  NEXTLINK Communications, Inc.
             10.750%, 06/01/09.......................            257,540
  2,000,000  Niagara Mohawk Power Corp.
             7.750%, 05/15/06........................          2,097,200
    900,000  Niagara Mohawk Power Series G
             7.750%, 10/01/08........................            940,708
    900,000  Niagara Mohawk Power Series H, Step Up
             8.500%, 07/01/10........................            779,643
  1,490,000  Norfolk Southern Corp.
             7.800%, 05/15/27........................          1,520,247
    140,000  Nortek, Inc. Series B
             8.875%, 08/01/08........................            124,600
     20,000  NTL Communications Corp. Series B,
             Step Up
             12.375%, 10/01/08.......................             11,000
    125,000  NTL, Inc.
             11.500%, 02/01/06.......................            107,187
     70,000  NTL, Inc., Step Up
             9.750%, 04/01/08........................             39,900
    184,000  Orion Power Holdings, Inc.
             12.000%, 05/01/10.......................            200,560
    126,000  P & L Coal Holdings Corp. Series B
             9.625%, 05/15/08........................            126,158
    115,000  Park Place Entertainment
             9.375%, 02/15/07........................            119,025
Principal
Amount                                                       Value
------------------------------------------------------------------------
$   970,000  Pepsi Bottling Group, Inc. Series B
             7.000%, 03/01/29........................  $         965,796
    740,000  Philip Morris Co., Inc., 144A
             7.000%, 07/15/05........................            738,986
    105,000  Pioneer Natural Resource
             9.625%, 04/01/10........................            111,300
     96,000  PSINet, Inc.
             11.000%, 08/01/09.......................             25,440
    127,000  PSINet, Inc., 144A
             10.500%, 12/01/06.......................             33,655
    690,000  Raytheon Co.
             6.750%, 08/15/07........................            685,874
    174,000  Riverwood International, Inc.
             10.875%, 04/01/08.......................            155,730
  1,740,000  RJ Reynolds Tobacco Holding, Inc.
             Series B
             7.750%, 05/15/06........................          1,640,611
  1,170,000  RJ Reynolds Tobacco Holding, Inc.
             Series B
             7.875%, 05/15/09........................          1,070,410
  2,000,000  RJR Nabisco, Inc.
             6.850%, 06/15/05........................          1,993,360
  2,000,000  Rohm + Hass Co.
             7.850%, 07/15/29........................          2,020,000
     22,000  Ryland Group, Inc.
             9.750%, 09/01/10........................             21,230
    158,000  Safety-Kleen Corp.
             9.250%, 05/15/09........................              1,778
  2,000,000  Southern California Edison
             6.500%, 06/01/01........................          1,862,500
  1,090,000  TCI Communications, Inc.
             7.875%, 02/15/26........................          1,023,663
    950,000  TCI Communications, Inc.
             8.750%, 08/01/15........................            992,874
  1,860,000  TCI Communications, Inc.
             9.650%, 03/31/27........................          2,008,781
    800,000  Telecommunications, Inc.
             7.875%, 08/01/13........................            814,712

    The accompanying notes are an integral part of the financial statements.
112

 Portfolio of Investments
 American Odyssey Funds, Inc. / Long-Term Bond Fund / December 31, 2000 (continued)

Principal
Amount                                                       Value
------------------------------------------------------------------------
$    29,000  Tembec Finance Corp.
             9.875%, 09/30/05........................  $          29,580
    106,000  Tenet Healthcare Corp.
             8.625%, 01/15/07........................            108,518
 18,000,000  Tennessee Valley Authority
             0.000%, 12/15/17(a).....................          5,987,610
    930,000  Tennessee Valley Authority
             7.125%, 05/01/30........................          1,037,964
    152,000  Terex Corp. Series D
             8.875%, 04/01/08........................            131,670
  2,000,000  Time Warner Entertainment
             8.375%, 03/15/23........................          2,165,840
     48,000  Triton Energy Ltd.
             8.875%, 10/01/07........................             48,780
    370,000  UBS Preferred Funding Trust I
             8.622%, 10/29/49........................            389,098
    160,000  United Pan-Europe Communications NV
             0.000%, 02/01/10(a).....................             46,400
     13,000  United Rentals (North America), Inc.
             Series B
             9.250%, 01/15/09........................              9,864
     87,000  US Unwired, Inc., Step Up
             13.375%, 11/01/09.......................             38,280
  1,980,000  USA Waste
             7.000%, 07/15/28........................          1,677,935
  1,000,000  Visteon Corp.
             8.250%, 08/01/10........................            973,450
    122,000  Voicestream Wireless Corp.
             10.375%, 11/15/09.......................            131,303
    850,000  Waste Management, Inc.
             7.375%, 05/15/29........................            757,736
     87,000  Williams Communications Group, Inc.
             10.875%, 10/01/09.......................             64,815
    162,000  Williams Communications Group, Inc.
             11.875%, 08/01/10.......................            125,550
Principal
Amount                                                       Value
------------------------------------------------------------------------
$   174,000  Winstar Communications, Inc.
             12.750%, 04/15/10.......................  $         115,710
    109,000  Worldwide Flight Service
             12.250%, 08/15/07.......................             79,025
                                                       -----------------
                                                              85,132,906
                                                       -----------------
Municipal Obligations -- 0.6%
  2,880,000  Toll Road Inv Part II, 144A
             0.000%, 02/15/30(a).....................            380,966
  3,150,000  Toll Road Inv Part II, 144A
             0.000%, 02/15/27(a).....................            496,692
  3,400,000  Toll Road Inv Part II, 144A
             0.000%, 02/15/28(a).....................            507,416
  2,880,000  Toll Road Inv Part II, 144A
             0.000%, 02/15/29(a).....................            408,384
                                                       -----------------
                                                               1,793,458
                                                       -----------------
TOTAL U.S. CORPORATE OBLIGATIONS
  (Cost $88,898,545).................................         87,982,688
                                                       -----------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 57.7%
U.S. Government Agency Mortgage Backed Obligations -- 39.7%
 14,315,876  Federal Home Loan Mortgage Corp.
             6.500%, 09/01/27........................         14,136,927
  9,052,550  Federal Home Loan Mortgage Corp.
             6.500%, 05/01/29........................          8,933,690
    360,000  Federal Home Loan Mortgage Corp.
             6.875%, 09/15/10........................            383,342
  6,516,674  Federal Home Loan Mortgage Corp.
             7.000%, 01/01/28........................          6,534,985
  4,336,913  Federal Home Loan Mortgage Corp.
             7.000%, 04/01/29........................          4,350,701
 17,800,000  Federal Home Loan Mortgage Corp., TBA
             7.000%, 01/01/31........................         17,838,982

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Long-Term Bond Fund / December 31, 2000 (continued)

Principal
Amount                                                       Value
------------------------------------------------------------------------
$   110,000  Federal National Mortgage Association
             5.750%, 02/15/08........................  $         108,882
    813,414  Federal National Mortgage Association
             6.000%, 10/01/27........................            790,541
  8,766,648  Federal National Mortgage Association
             6.500%, 03/01/28........................          8,660,343
  9,177,494  Federal National Mortgage Association
             6.500%, 06/01/29........................          9,051,303
 14,831,101  Federal National Mortgage Association
             7.000%, 10/01/30........................         14,854,238
  5,740,364  Federal National Mortgage Association
             7.000%, 03/01/28........................          5,751,099
    753,670  Federal National Mortgage Association
             7.000%, 04/01/28........................            755,080
    302,940  Federal National Mortgage Association
             8.500%, 12/01/26........................            312,310
    740,080  Federal National Mortgage Association
             8.500%, 07/01/27........................            762,741
  1,880,000  Government National Mortgage Association
             6.500%, 01/01/31........................          1,858,850
    570,884  Government National Mortgage Association
             6.500%, 08/15/28........................            564,462
    704,798  Government National Mortgage Association
             6.500%, 09/15/28........................            696,869
  2,000,000  Government National Mortgage Association
             7.000%, 01/31/31........................          2,008,760
     34,454  Government National Mortgage Association
             7.000%, 01/15/23........................             34,723
Principal
Amount                                                       Value
------------------------------------------------------------------------
$ 4,099,007  Government National Mortgage Association
             7.000%, 04/15/23........................  $       4,129,750
     40,805  Government National Mortgage Association
             7.000%, 05/15/23........................             41,111
    486,996  Government National Mortgage Association
             7.000%, 07/15/23........................            490,649
    595,459  Government National Mortgage Association
             7.000%, 08/15/23........................            599,925
    561,403  Government National Mortgage Association
             7.000%, 07/15/28........................            563,856
  2,500,000  Government National Mortgage Association
             7.500%, 01/01/31........................          2,542,975
    320,010  Government National Mortgage Association
             7.500%, 10/15/22........................            326,609
     90,404  Government National Mortgage Association
             7.500%, 01/15/23........................             92,269
    633,670  Government National Mortgage Association
             7.500%, 04/15/23........................            646,540
     43,578  Government National Mortgage Association
             7.500%, 05/15/23........................             44,463
    390,912  Government National Mortgage Association
             7.500%, 06/15/23........................            398,852
    160,472  Government National Mortgage Association
             7.500%, 07/15/23........................            163,731
    615,341  Government National Mortgage Association
             7.500%, 08/15/23........................            627,838
    656,104  Government National Mortgage Association
             7.500%, 10/15/23........................            669,429

    The accompanying notes are an integral part of the financial statements.
114

 Portfolio of Investments
 American Odyssey Funds, Inc. / Long-Term Bond Fund / December 31, 2000 (continued)

Principal
Amount                                                       Value
------------------------------------------------------------------------
$    74,559  Government National Mortgage Association
             7.500%, 11/15/23........................  $          76,073
    584,347  Government National Mortgage Association
             7.500%, 12/15/27........................            594,941
  1,158,810  Government National Mortgage Association
             7.500%, 07/15/28........................          1,179,818
     63,720  Government National Mortgage Association
             7.500%, 10/15/28........................             64,815
  1,045,534  Government National Mortgage Association
             7.500%, 03/15/29........................          1,063,831
    192,621  Government National Mortgage Association
             9.500%, 09/15/30........................            201,695
                                                       -----------------
                                                             112,907,998
                                                       -----------------
U.S. Government Agency Obligations -- 5.1%
  3,000,000  Federal Home Loan Mortgage Corp.
             6.783%, 08/18/05........................          3,116,730
 20,000,000  Resolution Funding Corp., TIGR Coupon
             Strip
             0.000%, 01/15/11(a)(b)..................         11,495,200
                                                       -----------------
                                                              14,611,930
                                                       -----------------
U.S. Treasury Bonds -- 1.8%

 1,630,000   6.250%, 05/15/30........................          1,818,461

 2,520,000   8.000%, 11/15/21........................          3,261,031
                                                       -----------------
                                                               5,079,492
                                                       -----------------
U.S. Treasury Notes -- 11.1%

  8,754,791  3.625%, 01/15/08++......................          8,687,729

 14,628,432  3.625%, 04/15/28++(b)...................         14,349,614

  4,592,848  3.875%, 04/15/29++......................          4,707,670
Principal
Amount                                                       Value
------------------------------------------------------------------------
$ 4,000,000  Government National Mortgage Association
             5.250%, 11/15/28........................  $       3,828,760
                                                       -----------------
                                                              31,573,773
                                                       -----------------


TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (Cost $162,785,979)................................        164,173,193
                                                       -----------------
WARRANTS -- 0.0%
        109  Worldwide Flight........................                  1
                                                       -----------------


TOTAL WARRANTS
  (Cost $0)..........................................                  1
                                                       -----------------
PURCHASED OPTIONS -- 0.0%
    125,000  Euro, Expires 3/19/01, Strike 93.5
             0.000%,.................................             76,250
                                                       -----------------


TOTAL PURCHASED OPTIONS
  (Cost $52,425).....................................             76,250
                                                       -----------------
SHORT-TERM INVESTMENTS -- 1.8%
Cash Equivalents -- 1.4%
    354,326  Banc One
             6.800%, 07/02/01(c).....................            354,326
    354,332  Bank of Montreal
             6.560%, 01/05/01(c).....................            354,332
    177,166  Bank of Nova Scotia
             6.630%, 01/19/01(c).....................            177,166
    354,332  Bayerische Hypovereinsbank
             6.630%, 02/01/01(c).....................            354,332
    177,166  Credit Agricole Indosuez
             6.600%, 01/05/01(c).....................            177,166
    708,665  Credit Suisse First Boston
             6.790%, 01/02/01(c).....................            708,665
    700,821  Fleet National Bank
             6.850%, 04/30/01(c).....................            700,821
  1,109,060  Merrimac Cash Fund Premium Class(c).....          1,109,060
                                                       -----------------
                                                               3,935,868
                                                       -----------------

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
  American Odyssey Funds, Inc. / Long-Term Bond Fund / December 31, 2000 (continued)

Principal
Amount                                                       Value
------------------------------------------------------------------------
U.S. Government Agency Obligations -- 0.4%
$   200,000  Federal National Mortgage Association
             6.140%, 02/08/01(d).....................  $         198,703
    900,000  Federal National Mortgage Association
             6.420%, 02/08/01(d).....................            893,903
                                                       -----------------
                                                               1,092,606
                                                       -----------------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $5,028,474)..................................          5,028,474
                                                       -----------------

TOTAL INVESTMENTS -- 101.5%
  (Cost $287,717,037)................................        288,791,081
                                                       -----------------

Other assets in excess of liabilities -- (1.5)%               (4,312,347)
                                                       -----------------

TOTAL NET ASSETS -- 100.0%                             $     284,478,734
                                                       =================

NOTES TO THE PORTFOLIO OF INVESTMENTS:

144A -- Securities restricted for resale to Qualified Institutional Buyers
FLIRB -- Front Loaded Interest Reduction Bond
PDI -- Past Due Interest
REMIC -- Real Estate Mortgage Investment Conduit
Step Up -- Security is a "step up" bond where the coupon increases or steps up at a predetermined rate. Rates shown are current coupon and next coupon rate when security steps up.
TBA -- Delayed Delivery Transaction (Note 9)
TIGR -- Treasury Income Growth Receipts (a stripped U.S. Bond)
Variable Rate -- The rates shown on variable rate securities reflect the currency interest rate at December 31, 2000, which are subject to change based on the terms of the security, including varying reset dates.
Yankee-Dollar -- U.S. Dollar denominated bonds issued by non-U.S. companies in the U.S.
(a)  Security is a zero coupon bond.
(b) All or a portion of these securities have been segregated to cover delayed delivery transactions.
(c)  Represents investments of security lending collateral (Note 2).
(d)  Security has been pledged to cover collateral requirements for open futures.
+    Inflation Indexed

    The accompanying notes are an integral part of the financial statements.
116

 Portfolio of Investments
  American Odyssey Funds, Inc. / Intermediate-Term Bond Fund / December 31,
  2000

Principal
Amount                                                       Value
------------------------------------------------------------------------
FOREIGN OBLIGATIONS -- 3.5%
Corporate Debt -- 3.5%
$ 5,000,000  Telecom Corporation of New Zealand,
             Ltd., 144A
             6.250%, 02/10/03........................  $       4,914,660
                                                       -----------------


TOTAL FOREIGN OBLIGATIONS
  (Cost $5,002,438)..................................          4,914,660
                                                       -----------------

U.S. CORPORATE OBLIGATIONS -- 68.8%
Corporate Bonds & Notes -- 68.8%
  5,800,000  CIT Group Holdings, Inc.
             5.910%, 11/23/05........................          5,488,598
  1,450,000  CMS Energy Corp.
             7.625%, 11/15/04........................          1,392,769
  3,200,000  CMS Energy Corp. Series B
             6.750%, 01/15/04........................          3,024,074
  1,000,000  Columbia/HCA Healthcare Corp.
             6.630%, 07/15/45........................            975,360
  3,000,000  Columbia/HCA Healthcare Corp.
             6.870%, 09/15/03........................          2,883,750
  5,700,000  Comdisco, Inc., Series MTNH
             7.250%, 09/20/01........................          5,293,476
  5,800,000  Cox Communications, Inc.
             7.750%, 11/01/10........................          6,004,102
  5,800,000  CSX Corp.
             9.000%, 08/15/06........................          6,412,132
  1,400,000  Dayton Hudson Co.
             6.800%, 10/01/01........................          1,402,506
  3,000,000  Household Finance Corp.
             6.900%, 10/01/37........................          2,753,484
  4,300,000  International Paper Co.
             8.125%, 07/08/05........................          4,465,928
  5,800,000  Koninklijke KPN NV, 144A
             7.500%, 10/01/05........................          5,605,584
Principal
Amount                                                       Value
------------------------------------------------------------------------
$ 6,000,000  NiSource Finance Corp.
             7.625%, 11/15/05........................  $       6,184,800
  5,400,000  Norfolk Southern Corp.
             6.875%, 05/01/01........................          5,398,164
  4,600,000  Orix Credit Alliance, Inc. MTN, 144A
             6.780%, 05/15/01........................          4,607,162
  5,800,000  Osprey Trust, 144A
             8.310%, 01/15/03........................          5,925,315
  5,700,000  Park Place Entertainment Corp.
             7.950%, 08/01/03........................          5,780,495
  5,800,000  PP & L Capital Funding
             7.750%, 04/15/05........................          5,835,902
  5,000,000  RJR Nabisco, Inc.
             6.700%, 06/15/02........................          4,985,700
  1,300,000  Saks, Inc.
             7.000%, 07/15/04........................            936,000
  3,200,000  Saks, Inc.
             7.250%, 12/01/04........................          2,320,000
  1,700,000  Saks, Inc.
             7.375%, 02/15/19........................            833,000
  5,800,000  Utilicorp United, Inc.
             6.875%, 10/01/04........................          5,722,071
  2,700,000  Verizon Global Funding Corporation
             7.250%, 12/01/10........................          2,756,538
                                                       -----------------
                                                              96,986,910
                                                       -----------------


TOTAL U.S. CORPORATE OBLIGATIONS
  (Cost $98,230,831).................................         96,986,910
                                                       -----------------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 14.1%
U.S. Treasury Bonds -- 9.6%
 23,000,000  0.000%, 02/15/11........................         13,526,760
                                                       -----------------

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
  American Odyssey Funds, Inc. / Intermediate-Term Bond Fund / December 31, 2000 (continued)

Principal
Amount                                                       Value
------------------------------------------------------------------------
U.S. Treasury Notes -- 4.5%
$ 4,307,400  3.625%, 01/15/08 ++.....................  $       4,274,405
  2,000,000  5.750%, 08/15/10........................          2,095,940
                                                       -----------------
                                                               6,370,345
                                                       -----------------

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (Cost $18,837,180).................................         19,897,105
                                                       -----------------

SHORT-TERM INVESTMENTS -- 13.1%
Cash Equivalents -- 1.0%
    131,409  Banc One
             6.800%, 07/02/01 (a)....................            131,409
    131,409  Bank of Montreal
             6.560%, 01/05/01 (a)....................            131,409
     65,705  Bank of Nova Scotia
             6.630%, 01/19/01 (a)....................             65,705
    131,409  Bayerische Hypovereinsbank
             6.630%, 02/01/01 (a)....................            131,409
     65,705  Credit Agricole Indosuez
             6.600%, 01/05/01 (a)....................             65,705
    162,819  Credit Suisse First Boston
             6.790%, 01/02/01 (a)....................            162,819
     59,908  Fleet National Bank
             6.850%, 04/30/01 (a)....................             59,908
    711,311  Merrimac Cash Fund Premium Class(a).....            711,311
                                                       -----------------
                                                               1,459,675
                                                       -----------------
Commercial Paper -- 12.1%
  6,000,000  General Motors Acceptance Corp.
             6.590%, 01/04/01........................          5,996,704
  6,090,000  Household Finance Corp.
             6.600%, 01/02/01........................          6,088,885
$ 5,000,000  Sheffield Receivables Corp.
             6.550%, 01/22/01........................  $       4,980,896
                                                       -----------------
                                                              17,066,485
                                                       -----------------


TOTAL SHORT-TERM INVESTMENTS
  (Cost $18,526,160).................................         18,526,160
                                                       -----------------
Principal
Amount                                                       Value
------------------------------------------------------------------------


TOTAL INVESTMENTS -- 99.5%
  (Cost $140,596,609)                                        140,324,835

Other assets in excess of liabilities -- 0.5%                    746,876
                                                       -----------------

TOTAL NET ASSETS -- 100.0%                             $     141,071,711
                                                       =================

NOTES TO THE PORTFOLIO OF INVESTMENTS:

144A -- Securities restricted for resale to Qualified Institutional Buyers MTN -- Medium Term Note
++  Inflation Indexed
(a)  Represents investments of security lending collateral (Note 2).

    The accompanying notes are an integral part of the financial statements.

 Notes to Financial Statements
  American Odyssey Funds, Inc. / December 31, 2000

NOTE 1. ORGANIZATION
American Odyssey Funds, Inc., (the "Company"), was organized as a Maryland corporation in December 1992. It is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. It consists of six separate funds (each a "Fund", collectively the "Funds"): Global High-Yield Bond Fund, International Equity Fund, Emerging Opportunities Fund, Core Equity Fund, Long-Term Bond Fund and Intermediate-Term Bond Fund. Shares of the Funds are offered only to life insurance company separate accounts to serve as the underlying investment vehicle for variable annuity and variable life insurance contracts; qualified retirement plans, including Section 403(b) arrangements, as permitted by Treasury regulations; and insurance companies and their affiliates.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES
The preparation of financial statements in conformity with accounting principles generally accepted in the United states of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

a) SECURITIES VALUATION
Securities traded on a national exchange and those traded on over-the-counter markets are valued at the last sales price; if there was no sale on such day, the securities are valued at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued in good faith at fair value using methods determined by the Board of Directors. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair market value, at which time the security will be valued at its fair value as determined in good faith by the Board of Directors.

Futures contracts and options are valued based upon their quoted daily settlement prices.

b) FINANCIAL INTRUMENTS
The Funds may utilize futures contracts, options, and forward foreign currency contracts to manage their exposure to the stock and bond markets and to fluctuations in interest rates and currency values and for investment purposes. The primary risks associated with the use of these financial instruments are
(a) an imperfect correlation between the change in market value of the other securities held by the Funds and the change in market value of these financial instruments, (b) the possibility of an illiquid market, and (c) the non-performance of the counterparties under the terms of the contract. As a result, the use of these financial instruments may involve, to a varying degree, risk of loss in excess of the amounts recognized in the statements of assets and liabilities.

c) FUTURES CONTRACTS
Initial margin deposits made upon entering into futures contracts, if applicable, are recognized as assets due from the broker. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the value of the contract at the end of each day's trading. Changes in unrealized gains or losses are recorded as a variation margin and settled daily with the broker through cash receipts or cash payments, respectively. Gains and losses are realized upon the expiration or closing of the futures contract.

d) OPTIONS
The premium paid by a Fund for the purchase of a call or put option is included in the Fund's statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current market value of the option purchased. If an option which the Fund has purchased expires on its stipulated expiration date, the Fund realizes a loss for the amount of the cost of the option. If the Fund enters into a closing transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

The premium received by a fund for a written option is recorded as a liability. The liability is marked-to-market based on the option's quoted daily settlement price. When an option expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund is obligated to purchase.

e) FORWARD FOREIGN CURRENCY CONTRACTS
The Funds may enter into forward foreign currency contracts to manage their exposure to fluctuations in certain foreign currencies. The Global High-Yield Bond Fund may enter into forward foreign currency contracts for investment purposes as well. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. In addition to the risks of financial investments mentioned above, risks arise from unanticipated movements in currency values.

f) REPURCHASE AGREEMENTS
The Funds may enter into repurchase agreements with the seller wherein the seller and the buyer agree at the time of sale to a repurchase of the security at a mutually agreed upon time and price. The Funds will not enter into repurchase agreements unless the agreement is fully collateralized. Securities purchased subject to the repurchase agreement are deposited with the custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value at least equal to the repurchase price plus accrued interest. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the seller is required to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Funds maintain the right to sell the underlying securities at market value and may claim any resulting loss against the seller. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. The funds will only enter into repurchase agreements with banks and other financial institutions deemed, by the investment advisor, to be credit worthy pursuant to guidelines established by the board of directors.

g) CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the rate of exchange at the end of the period. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when accrued.

The Fund does not isolate that portion of currency gains and losses resulting from changes in foreign exchange rates on investments denominated in foreign currencies from the fluctuations arising from changes in market prices of these investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of foreign short-term securities and foreign currencies, including forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference in the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, from the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities denominated in foreign currencies other than investments in securities at fiscal year end, resulting from changes in the exchange rate and changes in the value of forward foreign currency exchange contracts held.

h) TAXES
It is the Company's policy to comply with the provisions of the Internal Revenue Code Subchapter M applicable to a regulated investment company. Under such provisions, the Company will not be subject to federal income tax as the Company intends to distribute as dividends substantially all of the net investment income, if any, of each Fund. The Company also intends to distribute annually all of its net realized capital gains of each Fund. Such dividends and distributions are automatically reinvested in additional shares of the Funds.

i) DISTRIBUTIONS
Dividends from net investment income and capital gains distributions are determined in accordance with U.S. federal income tax regulations which may differ from generally accepted accounting principles. As a result, dividends and distributions differ from net investment income and net realized capital gains due to timing differences, primarily the deferral of losses due to wash sales and the deferral of net realized capital losses recognized subsequent to October 31, 2000. Distributions which were the result of permanent differences between book and tax amounts, primarily due to the differing treatment of foreign currency transactions and the inability to carry net operating losses forward to future years, have been reclassified among additional paid-in capital, undistributed net investment income and accumulated net realized gains.

j) SECURITIES TRANSACTIONS
Securities transactions are accounted for on the trade date. Realized gains and losses are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily as earned.

k) SECURITY LENDING
The Funds may lend their securities to qualified brokers. The Company and the Board of Directors closely monitors the credit quality of the qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan including accrued income. As with any extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral if the borrowers of the securities fail financially. The Funds receive compensation for lending their securities (see Note 10).

l) CHANGE IN ACCOUNTING POLICY
In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. Among other things, the revised Guide amends certain accounting practices and disclosures presently used. While some of the Guide's requirements will not be effective until the SEC amends its disclosure and reporting requirements, other requirements are effective presently, including amortizing premiums and discounts on debt securities. Prior to this date, the Funds did not amortize premiums or discounts on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the Funds, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statements of Operations and affect the presentation of the Funds' Financial Highlights. The Funds have not at this time quantified the impact, if any, resulting from the adoption of these accounting changes on the financial statements.

NOTE 3. MANAGEMENT, SUBADVISORY, AND TRANSFER AGENCY AGREEMENTS AND TRANSACTIONS WITH AFFILIATES
The Company has entered into a management agreement with American Odyssey Funds Management, LLC. (AOFM), pursuant to which AOFM manages the investment operations of the Company and administers the Company's affairs. AOFM has entered into subadvisory agreements for investment advisory services in connection with the management of each of the Funds. AOFM supervises the subadvisors performance of advisory services and will make recommendations to the Company's Board of Directors with respect to the retention or renewal of the subadvisory agreements. AOFM pays for the cost of compensating officers of the Company, occupancy, and certain clerical and accounting costs of the Company. The Company bears all other costs and expenses. Each Fund pays AOFM a fee for its services that is computed daily and paid monthly at an annual rate of 0.25% of the Fund's average net assets. Each Fund pays its respective subadvisor(s) directly.

AOFM's management fees for the year ended December 31, 2000 were $4,223,922. During the year ended December 31, 2000, the Funds also paid $5,514,755 to the Subadvisors.

Each Fund pays its subadvisor (or, for any Fund with more than one subadvisor, each of its subadvisors) a fee that is computed daily and paid monthly at the annual rates specified below based upon the value of the Fund's average daily net assets allocated to that subadvisor.

FUND & SUBADVISOR                                                    SUBADVISOR'S FEE
--------------------------------------------------  --------------------------------------------------
Global High-Yield Bond Fund
-Credit Suisse Asset Management LLC
  (formerly BEA Associates)                         -   0.425% of assets

International Equity Fund
-Bank of Ireland Asset Management (U.S.) Limited    -   0.45% for first $50 million in assets, plus
                                                    -   0.40% for next $50 million in assets, plus
                                                    -   0.30% for assets over $100 million

Emerging Opportunities Fund
-Chartwell Investment Partners                      -   0.70% for the first $50 million in assets,
                                                    plus
                                                    -   0.50% for the next $50 million in assets, plus
                                                    -   0.45% for assets over $100 million

-SG Cowen Asset Management Inc.                     -   0.50% for the first $50 million in assets,
                                                    plus
                                                    -   0.45% for the next $50 million in assets, plus
                                                    -   0.40% for assets over $100 million

-State Street Global Advisors                       -   0.08% for the first $50 million in assets,
                                                    plus
                                                    -   0.06% for the next $50 million in assets, plus
                                                    -   0.04% for assets over $100 million

Core Equity Fund
-Equinox Capital Management, LLC (thru 9/15/2000)   -   0.35% for first $100 million in assets, plus
                                                    -   0.30% for assets over $100 million

-Putnam Investment Management Inc.                  -   0.45% of assets

-State Street Global Advisors                       -   0.05% for the first $50 million in assets,
                                                    plus
                                                    -   0.04% for the next $50 million in assets, plus
                                                    -   0.02% for assets over $100 million

-Wellington (began 9/16/2000)                       -   0.45% for the first $100 million
                                                    -   0.30% for assets over $100 million

Long-Term Bond Fund
                                                    -   0.25% for the first $250 million in assets,
-Western Asset Management Company                   plus
                                                    -   0.15% for assets over $250 million

Intermediate-Term Bond Fund
-Travelers Asset Management                         -   0.25% for the first $100 million in assets,
  International Company LLC                         plus
                                                    -   0.20% for the next $100 million in assets,
                                                    plus
                                                    -   0.15% for assets over $200 million

The Company has entered into a transfer agency agreement with AOFM pursuant to which AOFM is responsible for shareholders, record keeping and communications. AOFM does not currently charge any additional fees for these services.

Travelers Asset Management International Company LLC, an affiliate of AOFM, serves as subadvisor for the Intermediate-Term Bond Fund. State Street Global Advisors, an affiliate of AOFM serves as subadvisor of both Core Equity Fund and Emerging Opportunities Fund.

NOTE 4. DIRECTED BROKERAGE ARRANGEMENTS
The International Equity Fund, Emerging Opportunities Fund and Core Equity Fund have entered into directed brokerage service arrangements with certain broker-dealers. The broker-dealers have agreed to pay certain Fund expenses in exchange for the Fund directing a portion of the fund brokerage to these broker-dealers. In no event would the Fund pay additional brokerage or receive inferior execution of transactions for executing transactions with these certain broker dealers.

Under these arrangements for the year ended December 31, 2000, broker-dealers paid custodian expenses for the International Equity Fund, Emerging Opportunities Fund and the Core Equity Fund of $37,196, $116,603 and $117,966, respectively.

NOTE 5. SECURITIES TRANSACTIONS
The cost of purchases and proceeds from sales of investment securities (excluding short-term investments and repurchase agreements), for the year ended December 31, 2000 were:

                             Global                      Emerging                                 Intermediate-
                           High-Yield   International  Opportunities  Core Equity    Long-Term        Term
                            Bond Fund    Equity Fund       Fund           Fund       Bond Fund      Bond Fund
                           -----------  -------------  -------------  ------------  ------------  -------------
Purchases:
  U.S. Government........  $   188,817  $         --   $         --   $         --  $415,940,117  $ 66,576,208
  Non-U.S. Government....   58,462,125    83,509,235    574,443,935    745,759,715    56,140,204   102,371,050
                           -----------  ------------   ------------   ------------  ------------  ------------
  Total..................  $58,650,942  $ 83,509,235   $574,443,935   $745,759,715  $472,080,321  $168,947,258
                           ===========  ============   ============   ============  ============  ============
Sales:
  U.S. Government........  $   144,451  $         --   $         --   $         --  $375,240,086  $ 77,045,957
  Non-U.S. Government....   47,685,124   101,557,698    612,947,332    690,794,986    55,051,060    77,562,142
                           -----------  ------------   ------------   ------------  ------------  ------------
  Total..................  $47,829,575  $101,557,698   $612,947,332   $690,794,986  $430,291,146  $154,608,099
                           ===========  ============   ============   ============  ============  ============

At December 31, 2000, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for each Fund was as follows:

                              Global                      Emerging                                 Intermediate-
                            High-Yield   International  Opportunities  Core Equity    Long-Term        Term
                            Bond Fund     Equity Fund       Fund           Fund       Bond Fund      Bond Fund
                           ------------  -------------  -------------  ------------  ------------  -------------
Federal Income Tax
  Cost...................  $109,636,425  $302,738,512   $394,590,534   $496,137,376  $287,730,602  $140,598,893
                           ============  ============   ============   ============  ============  ============
Gross Unrealized
  Appreciation...........  $  2,070,168  $ 68,200,218   $ 69,330,903   $ 45,432,458  $  5,840,395  $  2,385,000
Gross Unrealized
  Depreciation...........   (20,866,396)  (23,407,944)   (59,210,231)   (70,796,460)   (4,779,916)   (2,659,058)
                           ------------  ------------   ------------   ------------  ------------  ------------
Net Unrealized
  Appreciation
  (Depreciation).........  $(18,796,228) $ 44,792,274   $ 10,120,672   $(25,364,002) $  1,060,479  $   (274,058)
                           ============  ============   ============   ============  ============  ============

NOTE 6. FUTURES CONTRACTS
At December 31, 2000, the following Funds had entered into the following futures contracts:

Global High-Yield Bond Fund:

   Number                          Underlying          Expiration   Notional     Notional     Unrealized
of Contracts   Face Value          Securities             Date        Cost         Value     Appreciation
------------   -----------  -------------------------  ----------  -----------  -----------  ------------
Long Position
-------------
    4          $   400,000  10 Year U.S. Treasury
                            Note                         3/30/01   $   406,680  $   419,437    $  12,757
    9              900,000  U.S. Long-Term Treasury
                            Bond                         3/30/01       915,546      941,625       26,079
                                                                                               ---------
                            Total:                                                             $  38,836
                                                                                               =========

  Number                          Underlying            Expiration  Notional     Notional     Unrealized
of Contracts    Face Value        Securities             Date        Cost         Value       Depreciation
------------    -----------  -------------------------  ----------  -----------  -----------  ------------
Short Position
--------------
    7           $   700,000  5 Year U.S. Treasury Note    3/30/01   $   709,474  $   724,938    $ (15,464)
                                                                                                =========

Emerging Opportunities:

   Number                          Underlying          Expiration   Notional     Notional     Unrealized
of Contracts   Face Value          Securities             Date        Cost         Value     Appreciation
------------   -----------  -------------------------  ----------  -----------  -----------  ------------
Long Position
-------------
    3          $     1,500  Midcap 400                   3/30/01   $   776,212  $   783,975    $   7,763
    3                1,500  Russell 2000                 3/30/01       717,740      733,200       15,460
                                                                                               ---------
                            Total:                                                             $  23,223
                                                                                               =========

Core Equity Fund:

   Number                          Underlying          Expiration   Notional     Notional     Unrealized
of Contracts   Face Value          Securities             Date        Cost         Value     Depreciation
------------   -----------  -------------------------  ----------  -----------  -----------  ------------
Long Position
-------------
   18          $     4,500  S&P Future                   3/30/01   $ 5,792,326  $ 6,007,500    $(215,174)
                                                                                               =========

Long Term Bond Fund:

   Number                          Underlying          Expiration   Notional     Notional     Unrealized
of Contracts   Face Value          Securities             Date        Cost         Value     Appreciation
------------   -----------  -------------------------  ----------  -----------  -----------  ------------
Long Position
-------------
   108         $10,800,000  10 Year U.S. Teasury Note    3/30/01   $10,583,990  $10,790,167    $ 206,177

   107          10,700,000  U.S. Long-Term Treasury      3/30/01    11,027,304   11,194,875      167,571
                            Bond
                                                                                               ---------
                            Total:                                                             $ 373,748
                                                                                               =========

  Number                          Underlying            Expiration  Notional     Notional     Unrealized
of Contracts    Face Value        Securities             Date        Cost         Value       Depreciation
------------    -----------  -------------------------  ----------  -----------  -----------  ------------
Short Position
--------------
   40           $ 4,000,000  5 Year U.S. Teasury Note     3/30/01   $ 4,085,691  $ 4,142,500    $ (56,809)
   20             2,000,000  10 Year U.S. Teasury Note    3/30/01     2,056,057    2,097,188      (41,131)
                                                                                                ---------
                             Total:                                                             $ (97,940)
                                                                                                =========

At December 31, 2000, the Funds had segregated sufficient cash and/or securities to cover margin requirements on open future contracts.

NOTE 7. WRITTEN OPTIONS
The Long-Term Bond Fund's activity in written options during the year ended December 31, 2000 was as follows:

                                          Number of
                                           Options    Premiums
                                          ---------  -----------
Options Outstanding at December 31,
  1999..................................       172   $   158,007
  Options Written.......................     2,594     1,525,234
  Options Canceled in Closing
    Transactions........................    (1,582)   (1,040,302)
  Options Expired.......................      (914)     (447,148)
  Options Exercised.....................        --            --
                                          --------   -----------
Options Outstanding at December 31,
  2000..................................       270   $   195,791
                                          ========   ===========
Cost of closing transactions............             $ 1,025,917
                                                     ===========

NOTE 8. FORWARD FOREIGN CURRENCY CONTRACTS
The International Equity Fund and the Global High-Yield Bond Fund had forward foreign currency contracts which contractually obligate the Funds to deliver or receive currencies at specified future dates. The following contracts were open at December 31, 2000:

Global High-Yield Bond Fund:

                              Local       Foreign
                            Principal     Contract    Settlement    Current      Unrealized
Buys                         Amount     U.S. $ Value     Date     U.S. $ Value  Appreciation
----                       -----------  ------------  ----------  ------------  ------------
Euro Dollar                    438,319   $  391,200    03/14/01    $  412,656     $ 21,456
South African Rand           3,340,233      432,607    01/04/01       441,013        8,406
                           -----------   ----------                ----------     --------
Total Buys                   3,778,552   $  823,807                $  853,669     $ 29,862
                           ===========   ==========                ==========     ========

                              Local       Foreign                                 Unrealized
                            Principal     Contract    Settlement    Current     Appreciation/
Sales                        Amount     U.S. $ Value     Date     U.S. $ Value  (Depreciation)
-----                      -----------  ------------  ----------  ------------  --------------
Mexican Peso                 5,228,750   $  533,410    02/15/01    $  537,025      $ (3,615)
South African Rand           2,698,917      390,000    01/04/01       356,340        33,660
                           -----------   ----------                ----------      --------
Total Sales                  7,927,667   $  923,410                $  893,365      $ 30,045
                           ===========   ==========                ==========      ========

International Equity Fund:

                              Local       Foreign
                            Principal     Contract    Settlement    Current      Unrealized
Sales                        Amount     U.S. $ Value     Date     U.S. $ Value  Appreciation
-----                      -----------  ------------  ----------  ------------  ------------
Japanese Yen               347,097,000   $3,188,119    01/24/01    $3,040,471     $147,648
Japanese Yen               265,694,000    2,435,035    01/31/01     2,328,504      106,531
Japanese Yen               177,371,000    1,619,087    02/07/01     1,556,205       62,882
                           -----------   ----------                ----------     --------
Total Sales                790,162,000   $7,242,241                $6,925,180     $317,061
                           ===========   ==========                ==========     ========

NOTE 9. DELAYED DELIVERY TRANSACTIONS
The Long-Term Bond Fund may purchase and sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transactions. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Fund instructs its custodian to segregate securities having a value at least equal to the net amount of the purchase commitments.

At December 31, 2000, the Fund has entered into the following delayed delivery transactions:

Type               Security                Settlement Date  Payable Amount
----  -----------------------------------  ---------------  --------------
Buy   Federal National Mortgage
      Association, TBA, 7%                       1/16/01     $17,605,969
Buy   Government National Mortgage
      Association, TBA, 6.5%                     1/23/01       1,850,204
Buy   Government National Mortgage
      Association, TBA, 7%                       1/23/01       2,002,500
Buy   Government National Mortgage
      Association, TBA, 7.5%                     1/23/01       2,535,938
                                                             -----------
                                                             $23,994,611
                                                             ===========

NOTE 10. SECURITY LENDING

                                      Market Value of                        Securities
                                     Loaned Securities  Collateral Value    Lending Fees*
                                     -----------------  ----------------  -----------------
Global High-Yield Bond Fund........     $ 3,325,765       $ 3,397,600         $ 11,156
International Equity Fund..........      17,496,683        18,518,139           83,759
Emerging Opportunities Fund........      42,188,472        44,407,749          255,751
Core Equity Fund...................      38,144,316        39,359,404           35,185
Long-Term Bond Fund................       3,845,906         3,935,868            8,765
Intermediate-Term Bond Fund........       1,421,025         1,459,675           22,478
* Net of broker fees

Securities lending fees are included in interest income in the Statements of Operations.

NOTE 11. FEDERAL INCOME TAXES
For federal income tax purposes, the Funds indicated below have a capital loss carryforward as of December 31, 2000 which is available to offset future capital gains, if any.

                                          Capital Loss  Expiration
                                          Carryforward     Date
                                          ------------  -----------
Global High-Yield Bond                     $4,455,909   12/31/2006
                                              578,667   12/31/2007
                                           ----------
                                           $5,034,576
                                           ==========

Long-Term Bond Fund                        $7,202,310   12/31/2007
                                           ==========

Intermediate-Term Bond Fund                $3,042,240   12/31/2007
                                            2,451,906   12/31/2008
                                           ----------
                                           $5,494,146
                                           ==========

The International Equity Fund and the Core Equity Fund elected to defer to their fiscal year ending December 31, 2001, $1,088,502 losses and $5,774,079 gains, respectively, recognized during the period November 1, 2000 to December 31, 2000.

 Report of Independent Accountants
  American Odyssey Funds, Inc. / December 31, 2000

To the Board of Directors and Shareholders
American Odyssey Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Global High-Yield Bond Fund, International Equity Fund, Emerging Opportunities Fund, Core Equity Fund, Long-Term Bond Fund and Intermediate-Term Bond Fund, portfolios of American Odyssey Funds, Inc. (the Company), as of December 31, 2000, and the related statements of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended December 31, 1998 were audited by other independent accountants whose report, dated
February 5, 1999, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global High-Yield Bond Fund, International Equity Fund, Emerging Opportunities Fund, Core Equity Fund, Long-Term Bond Fund and Intermediate-Term Bond Fund, as of December 31, 2000, and the results of their operations, changes in their net assets and financial highlights for the periods indicated above in conformity with accounting principles generally accepted in the United States of America.

                                                    /s/ KPMG LLP

Boston, Massachusetts
February 9, 2001

FOREIGN TAX CREDIT FOOTNOTE (UNAUDITED)
For the year ended December 31, 2000, the American Odyssey International Equity Fund elected, pursuant to Section 853 of the Internal Revenue Code, to pass through foreign taxes to their shareholders. Gross foreign source income and foreign taxes passed through with respect to this election are $6,126,099 and $600,687, respectively.

                        [AMERICAN ODYSSEY(R) FUNDS LOGO]

                    American Odyssey Funds Management, Inc.
                                Two Tower Center
                            East Brunswick, NJ 08816
                                 1-800-242-7884

                 AMERICAN ODYSSEY and the Sailing Ship Logo are
        registered trademarks of American Odyssey Funds Management, Inc.
           (C) Copyright 2001 American Odyssey Funds Management, Inc.